As filed with the Securities and Exchange Commission on June 3, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2010 – March 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

The views in this report were those of the Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of March 31, 2011, and may not reflect their views on the date this report is first published or any time thereafter.  These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.  None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk.  These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk.  For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index.  A fund with a realized beta of 0.5 with respect to the S&P 500 Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index).  Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations.  The Russell 2000 Index is used as a benchmark for U.S. small cap stocks and measures the performance of the 2,000 smallest companies in the Russell 3000 (3,000 of the biggest U.S. stocks).  The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds.  One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the year ended March 31, 2011.  The Fund (Institutional Shares) returned 1.73% for the year ended March 31, 2011, versus 15.65% for the S&P 500 Index (“S&P 500”) and 3.92% for the HFRX Global Hedge Fund Index.  More importantly, the Fund’s performance was achieved without taking meaningful market risks and the Fund’s overall net exposure was held to modest levels throughout the past year.  From inception through March 31, the Fund’s beta was 0.25, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index.

As of March 31, 2011, 1-year, 5-year and since inception (July 27, 2005) annualized performance for the Fund (Institutional Shares) was 1.73%, 3.00% and 3.28%, respectively. Performance data quoted represents past performance asnd is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, call the Fund at 888-992-2765. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.14% for Institutional Shares. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio (net) would be 1.78% for Institutional Shares. Returns include the reinvestments of dividends and capital gains.

The Fund’s allocations and performance can be viewed across multiple dimensions.  During the period, overall holdings of the Fund, aggregated across sub-adviser strategies, were diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities.  The Fund held over 1,200 securities, including both long and short equity, fixed income, ETFs, options, cash and financial futures hedges.  As stated in the schedule of investments, the Fund’s long and short securities, excluding short term investments, were approximately $2,861 million and $1,234 million, respectively.  Long and short equity securities totaled approximately 84% and 36% of net assets respectively.  Our largest single long stock position represented only 1% of net assets.  Convertible bonds and asset backed obligations totaled approximately 18% and 7% of net assets, respectively; these securities are utilized primarily in convertible arbitrage and distressed debt strategies.  Other fixed income securities, including corporate bonds, totaled approximately 2% of net assets.  Cash held by our sub-advisers was approximately 11% of net assets; additional deposits with the custodian were held primarily as collateral for options, futures, and short positions.

We currently allocate assets to eleven sub-advisers (managers) that utilize thirteen strategies.  As of March 31, 2011, we allocated approximately 95% of the Fund’s assets; the remaining 5% was held in cash for future allocations and rebalancing.  Of the sub-advisers who received assets, the largest allocation to a single manager strategy was approximately 15%; the smallest was roughly 1%.  We view each manager strategy as an independent risk/return profile as opposed to designating categories or buckets.  As an example, two different long/short sub-advisers may have very different net exposures and risk profiles and should not be viewed as “similar”.  As such, we believe the following provides better insight into our allocations where we currently have our largest single strategy allocations.  The strategies below (listed alphabetically by manager) had an allocation between 8% and 15% as of March 31:

Aronson+Johnson+Ortiz, LP – Equity Market Neutral
Kovitz Investment Group, LLC – Long/Short Equity
Longhorn Capital Partners, LP – Global Long/Short Equity
Metropolitan West Asset Management Corp. – Distressed Debt
Mohican Financial Management, LLC – Convertible Arbitrage
Yacktman Asset Management Co. – Concentrated Equity

In December 2010, we introduced two new managers to the Fund, St. James Investment Company and Longhorn Capital Partners.  We believe these managers display good judgment and disciplined processes focused on capital preservation.  As we continue to emphasize our allocations along our highest conviction managers, we expect both of them to become meaningful allocations in the Fund.

1                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

The Fund’s beta (sensitivity) to the S&P 500 has been trending lower during the recent run-up in asset prices and is currently estimated to be approximately 0.15 vs. 0.25 since the Fund’s inception.  Our recent performance can be explained by the Fund’s overall positioning, which has become much more strategic and conservative over the past several months.  As such, our beta and volatility have been lower than normal.  This is to be expected given the Fund’s desire to preserve capital and our managers’ willingness to change their exposures from “aggressive” to “conservative” as the price of risk changes. While we are disappointed with the lack of adequate risk/reward opportunities and would prefer to have higher net exposure, we also realize that every strategy experiences certain market environments that are expected to present headwinds; the last few months certainly qualify for our Fund.  That said, headwinds for our strategy vs. headwinds for directional investments are likely to have vastly different outcomes.  We are very comfortable with the transition in the Fund’s exposures and are optimistic about our positioning going forward, which will be laid out in more detail below.

Generally speaking, we believe almost all asset classes are currently priced to deliver unsatisfactory long term expected returns and short term upside may prove to be unsustainable.  The margin of safety many of our managers insist on when investing fund assets is much more demanding than the thought process of most of the financial industry, which cares more about relative return, momentum and playing catch-up.  When market cycles move from investment-minded to speculative-minded, as we believe has been happening over the past 3 to 6 months, the Fund has historically appeared to not participate or to be seen as boring.  We view this as patience and discipline.  Many other investors, on the other hand, tend to focus on short term good news (“record earnings”) and recency bias, which leads them to high beta or cyclical investments that encourage performance chasing; this is not the philosophy of a patient, prudent investor.  Unfortunately, investors mistake good business conditions with cyclical or stimulative factors and end up dramatically overpaying for unsustainable earnings and margins in investments that have had high performance.  This is the opposite of their behavior at market lows when these investments look awful and there were “record losses”; investors tend to be risk averse when the same investment may be less risky.

In the past, these periods seem to last a long time and are driven by a rally from an oversold market correction that along with good news, creates emotional excitement.  However, while these periods seem to last a while, the overall risk/reward asymmetry doesn’t change. Typically the final upside burst is relatively minimal and unsustainable.  As an example of this, through Q1 2011, the MSCI World Index had risen 95% from the 2009 low, yet roughly 85% of the gain occurred by the April 2010 peak.  Since that time (April 2010), the global equity markets have actually seen a drop of almost 17.5%, and an upside from last April of only 9.5%, thus negative asymmetry.  Simply looking at investor sentiment and behavior over this time period (as well as 2007), there certainly appears to be some logic to the Fund’s more conservative positioning.  However, we make no predictions about the short term and can only attempt to assess risk/reward asymmetries over the longer term, which we believe are not favorable.  Crowded thinking and overpaying for assets in highly correlated and interdependent markets is the core cause for investor losses over the past decade as capital flows became correlated resulting in a drying up of liquidity.

Looking at the Fund’s portfolio more specifically, we believe there are pockets of opportunities in both long and short positions for the first time in years, largely due to investor behavior and capital flows outlined above.  As investors abandon high quality, lower beta investments in favor of lower quality, high beta investments, a large gap in mis-pricing between securities occurs (and it has become even larger over the past few months).  The Fund’s concentrated equity positions have been building in a mix of strong businesses with sustainable high free cash flow yields that have product cycles that are less dependent on the current economic cycle.  Many of these companies are significantly undervalued as a result of capital flows into riskier assets.  While the short side has been trying, there are many potential catalysts looming that could create a revaluation of the Fund’s positions.  The Fund’s strategy on the short side is biased toward low quality, high beta, highly cyclical businesses that have performed strongly over the past two years.  Our managers believe these short positions couple historically high valuations with financially vulnerable businesses that may soon face margin pressure.  Additionally, we have short positions globally in areas that may be vulnerable to specific pressures in the both sovereign and structured credit markets in Europe and Asia.  The Fund has also maintained exposure to convertible arbitrage which remains an

2                                         ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

attractive market neutral strategy.  Overall in credit, there is attractive exposure in certain sub-prime and asset-backed securities, but the Fund has little net exposure to straight corporate, government, or sovereign credit.

While we continue to be very concerned about the unintended consequences and moral hazard of central bank intervention and money printing, the Fund’s current positioning is largely a bottom up view concerning the attractiveness of individual securities, and the patience required to achieve adequate long-term risk-adjusted returns.  We believe that the valuation gap between our longs and shorts provides an attractive mean-reversion opportunity as well as protection against systemic risks and liquidity events.  Additionally, we believe that our more neutral positioning allows the Fund to be flexible and dynamic should volatility and the pricing of risk change and opportunities to put more capital at risk improve.  While we could speak in much more detail about potential systemic risks, it might be easier to simply conclude with a look at the similarities between trends occurring today and those that occurred in 2007 through mid-2008:  significant rise in commodity/oil prices; declining U.S. dollar reaching record lows; problems in global credit markets being ignored; large crowded carry trade; tight corporate spreads; near record NYSE margin debt; bullish investor sentiment; extremely low volatility and volume; speculative rise in asset prices driven by central bank “put”; emerging and global growth decoupling; record earnings/margins; high correlations and interconnected global financial markets.

In a nutshell, the Fed-induced “risk trade” is once again at a crossroads with commodity/oil prices and the real economy. Market “strategists” are also eager to dismiss the “bad stuff”, much like they did with sub-prime.  We believe that investors should be prepared for a possible reversal of some of the above trends as they relate to the U.S. dollar, European Union difficulties, and the potential ending of the credit boom across Asia.

As a reminder, the Fund is designed for patient, disciplined investors who are looking for something to provide a diversifying element to a mix of directional asset classes.  Given the high sensitivities and correlations across most global asset classes, diversification can be incredibly difficult; we believe our Fund could provide much assistance in this regard.

Thank you for your investment in our Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the year ended March 31, 2011.  For new readers, the Fund was created as a complement to the Absolute Strategies Fund to capture a variety of investment opportunities and market inefficiencies. The Fund utilizes relatively few sub-advisers (managers) with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile compared to the Absolute Strategies Fund.

The Fund returned 6.98% for the year ended March 31, 2011, versus 15.65% for the S&P 500 Index and 3.92% for the HFRX Global Hedge Fund Index.  Since inception (October 21, 2008), the Fund has returned 34.88% vs. 46.75% for the S&P 500 and 11.50% for the HFRX Global Hedge Fund Index.  The Fund’s exposures have been well diversified and performance has been consistent through both up and down markets.  From inception through March 31, the Fund’s beta was 0.16, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index.

As of March 31, 2011, 1-year and since inception annualized performance for the Fund was 6.98% and 13.04%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  For performance current to the most recent month-end, call the Fund at 888-992-2765.  As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.68%.  Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.20%.  However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2011.  Returns include the reinvestments of dividends and capital gains.  Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower.

Over the past year, the Fund performed well avoiding the downturn during the May-August period while continuing to compound returns.  The Fund’s exposures transitioned to a more conservative stance throughout the period with gains being monetized in a variety of event-driven areas.  Distressed debt performed well over the past two years, but unfortunately an enormous amount of capital has entered the credit space recently and large hedge funds are bidding up prices in a search to stay busy.  Thus, much like other previously attractive areas, distressed debt has become an “asset class” with large inflows allocated indiscriminately, making it less attractive for the Fund.  The short side of the portfolio has faced difficult headwinds, but the managers did well to minimize the impact of the extensive correlation in both equity and credit markets.  Going forward, our managers believe there will be several potential catalysts that may benefit our short positions, particularly with credit-sensitive securities where the “Great Reach” for yield continues.

Much like the Absolute Strategies Fund, our managers are finding few opportunities to accept meaningful levels of risk.  The reward for reaching for risk in most asset classes is expected to be very limited and there are few idiosyncratic mis-pricings on the long side that offer an adequate margin of safety.  The desire (urgency) for investors to emphasize a “risk-on” mentality provides a clear lack of sensitivity to asset valuations derived by any type of absolute metrics.  To quote one of our managers, “For many people on Wall Street, a fate far worse than losing money is not making money when everyone else does.  A sharp sentiment change can very quickly undo years of appreciation, so getting caught up in market momentum without any strong conviction that a discount to intrinsic value exists can be a foolish and costly game.”  It is exactly this lack of patience and discipline by other investors that we believe eventually creates the opportunities and mis-pricings our Fund seeks to capitalize upon.  Witnessing an investing climate overrun by crowded thinking and “all-in” risk-taking provides us numerous reasons for both patience and optimism.

4                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

As a reminder, the Fund may expose investors to different risks and should be utilized by patient, long-term investors seeking diversification away from traditional investments.  Thank you for your investment in our Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

5                                          ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHARTS AND ANALYSIS

MARCH 31, 2011

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index (“S&P 500”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies — convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Institutional and R Shares vs. S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/11	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	1.73%	3.00%	3.28%
Absolute Strategies Fund — R Shares	1.49%	2.63%	2.89%
S&P 500 Index	15.65%	2.62%	3.38%
Barclays Capital U.S. Aggregate Bond Index	5.12%	6.03%	5.32%
HFRX Global Hedge Fund Index	3.92%	0.17%	1.35%

Investment Value as of 03/31/11
Absolute Strategies Fund — Institutional Shares	$1,201,065
S&P 500 Index	$1,207,430
Barclays Capital U.S. Aggregate Bond Index	$1,341,880
HFRX Global Hedge Fund Index	$1,079,271

6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHARTS AND ANALYSIS

MARCH 31, 2011

Investment Value as of 03/31/11
Absolute Strategies Fund — R Shares	$293,904
S&P 500 Index	$301,857
Barclays Capital U.S. Aggregate Bond Index	$335,470
HFRX Global Hedge Fund Index	$269,818

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.14% and 2.58%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.78% and 2.22% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index (“S&P 500”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies — convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Absolute Opportunities Fund vs. S&P 500 Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/11	One Year	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund — Institutional Shares	6.98%	13.04%
S&P 500 Index	15.65%	17.01%
HFRX Global Hedge Fund Index	3.92%	4.56%

Investment Value as of 03/31/11
Absolute Opportunities Fund — Institutional Shares	$1,348,809
S&P 500 Index	$1,467,506
HFRX Global Hedge Fund Index	$1,115,022

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.68%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.20%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2011. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Shares	Description	Value
Long Positions - 84.1%
Equity Securities - 40.7%
Common Stock - 38.9%
Consumer Discretionary - 8.5%
	25,000	Advance Auto Parts, Inc. (a)	$1,640,500
	64,300	Aeropostale, Inc. (a)(b)	1,563,776
	60,400	ANN, Inc. (a)(b)	1,758,244
	154,800	Apollo Group, Inc., Class A (a)(b)	6,456,708
	10,000	AutoZone, Inc. (a)(b)	2,735,600
	288,000	Bed Bath & Beyond, Inc. (a)(b)(c)	13,901,760
	30,600	Biglari Holdings, Inc. (a)(b)	12,960,630
	68,000	Brinker International, Inc. (a)	1,720,400
	53,200	California Pizza Kitchen, Inc. (b)(c)	898,016
	432,000	CarMax, Inc. (a)(b)(c)	13,867,200
	69,700	Cash America International, Inc. (a)	3,209,685
	46,600	Cherokee, Inc. (a)	804,316
	6,500	Chipotle Mexican Grill, Inc. (a)(b)	1,770,405
	69,500	Coach, Inc. (a)	3,616,780
	400,000	Comcast Corp., Special Class A	9,288,000
	113,800	Costco Wholesale Corp. (a)(c)	8,343,816
	162,000	CROCS, Inc. (b)	2,890,080
	437,136	CVS Caremark Corp. (a)(c)	15,002,508
	95,100	DIRECTV, Class A (a)(b)	4,450,680
	32,300	Dollar Tree, Inc. (a)(b)	1,793,296
	90,100	Equifax, Inc. (a)	3,500,385
	131,800	Expedia, Inc. (a)	2,986,588
	39,600	Factset Research Systems, Inc. (a)	4,147,308
	25,000	Fossil, Inc. (a)(b)	2,341,250
	47,400	Gartner, Inc. (a)(b)	1,975,158
	500,000	H&R Block, Inc.	8,370,000
	29,800	Hasbro, Inc. (a)	1,395,832
	63,600	Herman Miller, Inc. (a)	1,748,364
	52,300	HNI Corp. (a)	1,650,588
	101,100	IAC/InterActiveCorp. (a)(b)	3,122,979
	22,400	Interval Leisure Group, Inc. (a)(b)	366,240
	13,700	ITT Educational Services, Inc. (a)(b)	988,455
	75,200	Knoll, Inc. (a)	1,576,192
	63,000	Kohl's Corp. (a)(c)	3,341,520
	34,738	Lear Corp.	1,697,646
	300,000	Liberty Media Corp. - Interactive, Class A (b)	4,812,000
	551,000	Lowe's Cos., Inc. (a)	14,562,930
	99,500	Ltd. Brands, Inc. (a)	3,271,560
	118,400	Mattel, Inc. (a)	2,951,712
	27,300	Navistar International Corp. (a)(b)	1,892,300
	82,500	Newell Rubbermaid, Inc. (a)	1,578,225
	38,100	Oshkosh Corp. (a)(b)	1,347,978
	38,900	Papa John's International, Inc. (a)(b)	1,231,963
	57,300	Penske Auto Group, Inc. (a)(b)	1,147,146
	42,100	PetSmart, Inc. (a)	1,723,995
	11,200	Polo Ralph Lauren Corp. (a)	1,384,880
	34,500	Rent-A-Center, Inc. (a)	1,204,395

		Security
	Shares	Description	Value

	289,500	Robert Half International, Inc. (a)	$8,858,700
	94,200	Rollins, Inc. (a)	1,912,260
	80,600	Sonic Automotive, Inc., Class A (a)	1,129,206
	48,000	Starbucks Corp. (a)	1,773,600
	228,000	Target Corp. (a)(c)	11,402,280
	50,800	The Cato Corp., Class A (a)	1,244,600
	55,000	The Cheesecake Factory, Inc. (a)(b)	1,654,950
	39,300	The Corporate Executive Board Co. (a)	1,586,541
	84,200	The Gap, Inc. (a)	1,907,972
	183,000	The Geo Group, Inc. (a)(b)	4,692,120
	46,100	The McGraw-Hill Cos., Inc. (a)	1,816,340
	30,100	The Timberland Co., Class A (a)(b)	1,242,829
	38,200	The Toro Co. (a)	2,529,604
	100,950	The Walt Disney Co. (a)(c)	4,349,935
	27,200	The Warnaco Group, Inc. (a)(b)	1,555,568
	46,000	Thor Industries, Inc. (a)	1,535,020
	68,300	Tim Hortons, Inc. (a)	3,094,673
	33,900	TJX Cos., Inc. (a)	1,685,847
	160,000	Toyota Industries Corp., ADR	4,857,136
	24,900	TRW Automotive Holdings Corp. (a)(b)	1,371,492
	50,000	United Continental Holdings, Inc. (a)(b)	1,149,500
	29,200	Vail Resorts, Inc. (a)(b)	1,423,792
	149,400	ValueClick, Inc. (a)(b)	2,160,324
	513,700	Viacom, Inc., Class B (a)	23,897,324
	55,400	WABCO Holdings, Inc. (a)(b)	3,414,856
	54,642	Warner Music Group Corp. (b)	369,926
	94,300	Websense, Inc. (a)(b)	2,166,071
	78,200	Weight Watchers International, Inc. (a)	5,481,820
	19,300	WW Grainger, Inc. (a)	2,657,224
			287,911,499
Consumer Staples - 5.9%
	41,000	Aaron's, Inc. (a)	1,039,760
	19,600	Boston Beer Co., Inc., Class A (a)(b)	1,815,352
	19,600	Brown-Forman Corp., Class B (a)	1,338,680
	49,700	Cardinal Health, Inc. (a)	2,044,161
	30,300	CIGNA Corp. (a)	1,341,684
	90,000	Clorox Co.	6,306,300
	42,100	Coventry Health Care, Inc. (a)(b)	1,342,569
	29,425	CSS Industries, Inc.	554,661
	70,500	Deluxe Corp. (a)	1,871,070
	33,000	Dr. Pepper Snapple Group, Inc. (a)	1,226,280
	43,200	Elizabeth Arden, Inc. (a)(b)	1,296,432
	19,700	Hansen Natural Corp. (a)(b)	1,186,531
	75,200	Health Net, Inc. (a)(b)	2,459,040
	53,100	Herbalife, Ltd. (a)	4,320,216
	200,000	Kraft Foods, Inc., Class A	6,272,000
	125,000	Molson Coors Brewing Co., Class B	5,861,250
	76,100	Natus Medical, Inc. (a)(b)	1,278,480
	80,000	Novartis AG, ADR	4,348,000
	116,100	Origin Agritech, Ltd. (a)(b)	893,970
	539,700	PepsiCo, Inc. (a)(c)	34,762,077
	95,500	Sara Lee Corp. (a)	1,687,485

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Shares	Description	Value
	31,200	Sotheby's (a)	$1,641,120
	260,800	Spectrum Pharmaceuticals, Inc. (a)(b)	2,318,512
	595,000	Sysco Corp.	16,481,500
	281,000	The Coca-Cola Co. (a)(c)	18,644,350
	28,900	The Hershey Co. (a)	1,570,715
	16,400	The J.M. Smucker Co. (a)	1,170,796
	654,000	The Procter & Gamble Co. (a)(c)	40,286,400
	125,000	The Western Union Co.	2,596,250
	171,200	Vanda Pharmaceuticals, Inc. (a)(b)	1,248,048
	408,000	Walgreen Co. (a)	16,377,120
	328,900	Wal-Mart Stores, Inc. (a)(c)	17,119,245
			202,700,054
Energy - 2.2%
	63,100	Basic Energy Services, Inc. (a)(b)	1,609,681
	162,500	Cal Dive International, Inc. (a)(b)	1,134,250
	14,400	Chevron Corp. (a)	1,546,992
	221,100	China Natural Gas, Inc. (a)(b)	1,233,738
	13,800	Cimarex Energy Co. (a)	1,590,312
	213,200	ConocoPhillips (a)	17,026,152
	58,500	CVR Energy, Inc. (a)(b)	1,354,860
	16,900	Dawson Geophysical Co. (a)(b)	741,572
	113,400	El Paso Corp. (a)	2,041,200
	150,000	EnCana Corp.	5,179,500
	11,000	EOG Resources, Inc. (a)	1,303,610
	46,400	Forest Oil Corp. (a)(b)	1,755,312
	187,000	Hercules Offshore, Inc. (a)(b)	1,236,070
	30,800	Hess Corp. (a)	2,624,468
	150,000	Hugoton Royalty Trust	3,567,000
	73,600	Marathon Oil Corp. (a)	3,923,616
	27,200	Murphy Oil Corp. (a)	1,997,024
	31,200	Occidental Petroleum Corp. (a)	3,260,088
	16,500	Oil States International, Inc. (a)(b)	1,256,310
	108,000	Patterson-UTI Energy, Inc. (a)	3,174,120
	173,200	Pioneer Drilling Co. (a)(b)	2,390,160
	23,100	SM Energy Co. (a)	1,713,789
	125,000	TransCanada Corp.	5,066,250
	26,700	Unit Corp. (a)(b)	1,654,065
	134,000	Valero Energy Corp. (a)	3,995,880
	21,400	Whiting Petroleum Corp. (a)(b)	1,571,830
			73,947,849
Financial - 5.6%
	9,540	ADFITECH, Inc. (b)	29,097
	27,100	Aflac, Inc. (a)	1,430,338
	239,000	American Express Co. (a)(c)	10,802,800
	58,900	Apartment Investment & Management Co., Class A REIT (a)	1,500,183
	81,600	Axis Capital Holdings, Ltd. (a)	2,849,472
	22,300	Bancfirst Corp. (a)	951,764
	77,400	Banco Latinoamericano de Comerico Exterior SA, Class E (a)	1,351,404
	35,900	Bank of the Ozarks, Inc. (a)	1,569,189

		Security
	Shares	Description	Value
	144	Berkshire Hathaway, Inc., Class A (a)(b)	$18,043,200
	48,400	Berkshire Hathaway, Inc., Class B (a)(b)(c)	4,047,692
	72,900	CB Richard Ellis Group, Inc., Class A (a)(b)	1,946,430
	25,000	City National Corp. (a)	1,426,250
	12,800	CME Group, Inc. (a)	3,859,840
	85,200	Cohen & Steers, Inc. (a)	2,528,736
	54,600	Community Bank System, Inc. (a)	1,325,142
	95,300	Dime Community Bancshares, Inc. (a)	1,406,628
	43,700	Erie Indemnity Co., Class A (a)	3,107,507
	18,400	Everest Re Group, Ltd. (a)	1,622,512
	470	Fairfax Financial Holdings, Ltd.	177,571
	40,000	Federal Realty Investment Trust REIT (a)	3,262,400
	75,600	Fifth Third Bancorp (a)	1,049,328
	7,500	First Citizens BancShares, Inc., Class A (a)	1,504,350
	130,600	Flushing Financial Corp. (a)	1,945,940
	89,430	Franklin Resources, Inc. (a)	11,185,904
	46,800	Global Payments, Inc. (a)	2,289,456
	123,900	Hudson City Bancorp, Inc. (a)	1,199,352
	240,700	Huntington Bancshares, Inc. (a)	1,598,248
	79,200	Independent Bank Corp. (a)	2,139,192
	24,600	Infinity Property & Casualty Corp. (a)	1,463,454
	180,800	International Bancshares Corp. (a)	3,315,872
	44,400	Jones Lang LaSalle, Inc. (a)	4,428,456
	216,600	KeyCorp (a)	1,923,408
	38,800	Marsh & McLennan Cos., Inc. (a)	1,156,628
	120,700	Meadowbrook Insurance Group, Inc. (a)	1,249,245
	35,693	MF Global Holdings, Ltd. (b)	295,538
	55,000	Moody's Corp. (a)	1,865,050
	49,900	National Health Investors, Inc. REIT (a)	2,391,208
	32,700	NBT Bancorp, Inc. (a)	745,233
	124,200	Net 1 UEPS Technologies, Inc. (a)(b)	1,068,120
	36,200	NYSE Euronext (a)	1,273,154
	181,100	Old National Bancorp (a)	1,941,392
	70,000	Paychex, Inc.	2,195,200
	547,170	PrivateBancorp, Inc. (a)	8,366,229
	76,300	Provident Financial Services, Inc. (a)	1,129,240
	28,500	PS Business Parks, Inc. REIT (a)	1,651,290
	24,800	Public Storage REIT (a)	2,750,568
	28,500	RenaissanceRe Holdings, Ltd. (a)	1,966,215
	200,000	Resource America, Inc., Class A	1,280,000
	234,100	Retail Opportunity Investments Corp. REIT (a)	2,561,054
	70,100	S&T Bancorp, Inc. (a)	1,512,057
	23,500	Safety Insurance Group, Inc. (a)	1,083,585
	42,000	T. Rowe Price Group, Inc. (a)	2,789,640
	55,100	Taubman Centers, Inc. REIT (a)	2,952,258
	301,160	The Bancorp, Inc. (b)	2,779,707

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Shares	Description	Value
	418,000	The Bank of New York Mellon Corp. (a)(c)	$12,485,660
	21,300	The Chubb Corp. (a)	1,305,903
	16,000	The Goldman Sachs Group, Inc. (a)(c)(d)	2,535,520
	34,300	The Macerich Co. REIT (a)	1,698,879
	56,300	The NASDAQ OMX Group, Inc. (a)(b)	1,454,792
	66,300	The Progressive Corp. (a)	1,400,919
	35,600	UMB Financial Corp. (a)	1,329,838
	31,900	Ventas, Inc. REIT (a)	1,732,170
	27,500	Waddell & Reed Financial, Inc., Class A (a)	1,116,775
	658,400	Wells Fargo & Co. (a)(c)(d)	20,871,280
	83,100	WesBanco, Inc. (a)	1,721,001
	80,000	WR Berkley Corp.	2,576,800
			192,513,263
Healthcare - 4.9%
	84,000	Abbott Laboratories (a)(c)	4,120,200
	77,400	Aetna, Inc. (a)	2,897,082
	82,700	AmerisourceBergen Corp. (a)	3,271,612
	53,600	Amsurg Corp. (a)(b)	1,363,584
	88,600	Angiodynamics, Inc. (a)(b)	1,339,632
	302,000	Becton Dickinson and Co. (a)	24,045,240
	21,600	Biogen Idec, Inc. (a)(b)	1,585,224
	17,400	Cerner Corp. (a)(b)	1,934,880
	110,000	CR Bard, Inc.	10,924,100
	47,500	Greatbatch, Inc. (a)(b)	1,256,850
	22,700	Henry Schein, Inc. (a)(b)	1,592,859
	73,400	Hill-Rom Holdings, Inc. (a)	2,787,732
	52,300	ICU Medical, Inc. (a)(b)	2,289,694
	22,400	IDEXX Laboratories, Inc. (a)(b)	1,729,728
	412,900	Johnson & Johnson (a)(c)	24,464,325
	37,000	Kinetic Concepts, Inc. (a)(b)	2,013,540
	35,100	Medco Health Solutions, Inc. (a)(b)	1,971,216
	40,000	Medifast, Inc. (a)(b)	790,000
	253,100	Medtronic, Inc. (a)(c)	9,959,485
	57,700	Myriad Genetics, Inc. (a)(b)	1,162,655
	209,100	PDL BioPharma, Inc. (a)	1,212,780
	919,100	Pfizer, Inc. (a)	18,666,921
	240,300	Quest Diagnostics, Inc. (a)	13,870,116
	77,100	Quidel Corp. (a)(b)	922,116
	58,500	SonoSite, Inc. (a)(b)	1,949,220
	179,000	St. Jude Medical, Inc. (a)	9,175,540
	110,000	Stryker Corp.	6,688,000
	13,700	Techne Corp. (a)	980,920
	102,700	The Medicines Co. (a)(b)	1,672,983
	129,200	UnitedHealth Group, Inc. (a)	5,839,840
	33,000	Universal Health Services, Inc., Class B (a)	1,630,530
	19,100	WellPoint, Inc. (a)	1,332,989
			165,441,593
		Security
	Shares	Description	Value
	69,200	Applied Industrial Technologies, Inc. (a)	$2,301,592
	46,600	Aptargroup, Inc. (a)	2,336,058
	296,013	Cemex SAB de CV, ADR (a)(b)	2,643,397
	43,000	Chicago Bridge & Iron Co. NV (a)	1,748,380
	132,400	Comfort Systems USA, Inc. (a)	1,862,868
	70,100	Compass Diversified Holdings (a)	1,033,274
	45,200	CSX Corp. (a)	3,552,720
	13,500	Cummins, Inc. (a)	1,479,870
	109,000	Diana Shipping, Inc. (a)(b)	1,290,560
	21,500	Dolby Laboratories, Inc., Class A (a)(b)	1,058,015
	60,100	Encore Wire Corp. (a)	1,462,834
	12,600	Gardner Denver, Inc. (a)	983,178
	88,200	Graco, Inc. (a)	4,012,218
	23,800	Greif, Inc., Class A (a)	1,556,758
	6,750	Huntington Ingalls Industries, Inc. (b)	280,125
	63,700	ITT Corp. (a)	3,825,185
	65,500	Jabil Circuit, Inc. (a)	1,338,165
	29,300	JB Hunt Transport Services, Inc. (a)	1,330,806
	347	Kansas City Southern (a)(b)	18,894
	49,200	KBR, Inc. (a)	1,858,284
	16,700	L-3 Communications Holdings, Inc. (a)	1,307,777
	11,300	Lincoln Electric Holdings, Inc. (a)	857,896
	239,400	Lockheed Martin Corp. (a)(c)	19,247,760
	8,800	Mettler-Toledo International, Inc. (a)(b)	1,513,600
	87,400	Movado Group, Inc. (a)(b)	1,283,032
	19,600	Nordson Corp. (a)	2,255,176
	40,500	Northrop Grumman Corp. (a)	2,539,755
	169,300	Pulse Electronics Corp. (a)	1,024,265
	38,900	Quanex Building Products Corp. (a)	763,607
	43,900	Raytheon Co. (a)	2,233,193
	23,700	Rockwell Collins, Inc. (a)	1,536,471
	40,700	Rofin-Sinar Technologies, Inc. (a)(b)	1,607,650
	93,000	SAIC, Inc. (a)(b)	1,573,560
	46,900	Simpson Manufacturing Co., Inc. (a)	1,381,674
	80,000	Smurfit-Stone Container Corp. (a)(b)	3,092,000
	44,600	Sonoco Products Co. (a)	1,615,858
	22,100	Teledyne Technologies, Inc. (a)(b)	1,142,791
	84,950	The Boeing Co. (a)(c)	6,280,354
	55,600	Tyco International, Ltd. (a)	2,489,212
	104,650	United Parcel Service, Inc., Class B (a)(d)	7,777,588
	540	USG Corp. (a)(b)(c)	8,996
	16,600	Waters Corp. (a)(b)	1,442,540
	49,800	Zebra Technologies Corp., Class A (a)(b)	1,954,152
			100,902,088
Information Technology - 4.8%
	200,000	Accenture PLC, Class A (a)	10,994,000
	100,100	ACI Worldwide, Inc. (a)(b)	3,283,280
	420,100	Activision Blizzard, Inc. (a)	4,608,497
	42,500	Adobe Systems, Inc. (a)(b)	1,409,300

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Shares	Description	Value
	43,800	Advent Software, Inc. (a)(b)	$1,255,746
	44,900	Altera Corp. (a)	1,976,498
	81,300	Applied Materials, Inc. (a)	1,269,906
	105,000	Atmel Corp. (a)(b)	1,431,150
	66,700	ATMI, Inc. (a)(b)	1,259,296
	28,900	Autodesk, Inc. (a)(b)	1,274,779
	265,000	Automatic Data Processing, Inc. (a)	13,597,150
	46,700	Blackbaud, Inc. (a)	1,272,108
	78,200	CA, Inc. (a)	1,890,876
	86,500	CGI Group, Inc., Class A (a)(b)	1,810,445
	29,500	Check Point Software Technologies, Ltd. (a)(b)	1,505,975
	170,000	Corning, Inc.	3,507,100
	46,900	DST Systems, Inc. (a)	2,477,258
	27,700	Dun & Bradstreet Corp. (a)	2,222,648
	209,400	Electronic Arts, Inc. (a)(b)	4,089,582
	76,700	Electronics for Imaging, Inc. (a)(b)	1,128,257
	129,300	Epicor Software Corp. (a)(b)	1,431,351
	112,200	EPIQ Systems, Inc. (a)	1,611,192
	93,100	Fair Isaac Corp. (a)	2,942,891
	77,900	Fidelity National Information Services, Inc. (a)	2,546,551
	58,500	Fiserv, Inc. (a)(b)	3,669,120
	200,400	Hewlett-Packard Co. (a)	8,210,388
	185,400	Integrated Device Technology, Inc. (a)(b)	1,366,398
	10,600	International Business Machines Corp. (a)(c)	1,728,542
	44,000	Intuit, Inc. (a)(b)	2,336,400
	23,700	Lam Research Corp. (a)(b)	1,342,842
	172,900	Lawson Software, Inc. (a)(b)	2,092,090
	36,000	Lexmark International, Inc., Class A (a)(b)	1,333,440
	258,300	LSI Corp. (a)(b)	1,756,440
	32,900	Manhattan Associates, Inc. (a)(b)	1,076,488
	39,500	MICROS Systems, Inc. (a)(b)	1,952,485
	1,303,925	Microsoft Corp. (a)(c)	33,067,538
	11,100	MicroStrategy, Inc. (a)(b)	1,492,728
	25,500	MTS Systems Corp. (a)	1,161,525
	33,100	NetApp, Inc. (a)(b)	1,594,758
	52,700	Novellus Systems, Inc. (a)(b)	1,956,751
	66,300	Parametric Technology Corp. (a)(b)	1,491,087
	83,500	QLogic Corp. (a)(b)	1,548,925
	49,000	Quest Software, Inc. (a)(b)	1,244,110
	35,400	Red Hat, Inc. (a)(b)	1,606,806
	26,000	Research In Motion, Ltd. (a)(b)	1,470,820
	30,600	SanDisk Corp. (a)(b)	1,410,354
	45,100	SEI Investments Co. (a)	1,076,988
	82,300	Silicon Graphics International Corp. (a)(b)	1,761,220
	84,200	SRA International, Inc., Class A (a)(b)	2,387,912
	144,000	Symantec Corp. (a)(b)	2,669,760
	31,300	Teradata Corp. (a)(b)	1,586,910

		Security
	Shares	Description	Value
	68,100	Tessera Technologies, Inc. (a)(b)	$1,243,506
	92,800	Texas Instruments, Inc. (a)	3,207,168
	171,800	United Online, Inc. (a)	1,083,199
	43,000	Varian Semiconductor Equipment Associates, Inc. (a)(b)	2,092,810
			162,815,344
Materials - 0.4%
	39,700	Barrick Gold Corp. (a)	2,060,827
	87,900	H.B. Fuller Co. (a)	1,888,092
	30,600	International Flavors & Fragrances, Inc. (a)	1,906,380
	29,200	Minerals Technologies, Inc. (a)	2,000,784
	22,800	PPG Industries, Inc. (a)	2,170,788
	15,500	Schnitzer Steel Industries, Inc. (a)	1,007,655
	26,800	Sigma-Aldrich Corp. (a)	1,705,552
	69,300	Titanium Metals Corp. (a)(b)	1,287,594
			14,027,672
Telecommunication Services - 2.5%
	48,600	Amdocs, Ltd. (a)(b)	1,402,110
	33,600	American Tower Corp., Class A (a)(b)	1,741,152
	370,000	Cisco Systems, Inc. (c)	6,345,500
	98,500	Gannett Co., Inc. (a)	1,500,155
	2,300,000	News Corp., Class A	40,388,000
	35,900	Plantronics, Inc. (a)	1,314,658
	50,900	QUALCOMM, Inc. (a)	2,790,847
	36,300	SBA Communications Corp., Class A (a)(b)	1,440,384
	1,100,000	Sprint Nextel Corp. (a)(b)(c)	5,104,000
	132,000	Time Warner, Inc. (a)	4,712,400
	22,300	United States Cellular Corp. (a)(b)	1,148,227
	61,000	Virgin Media, Inc. (a)	1,695,190
	345,000	Vodafone Group PLC, ADR (a)	9,918,750
	271,000	Yahoo!, Inc. (a)(b)	4,512,150
			84,013,523
Utilities - 1.1%
	72,800	Alliant Energy Corp. (a)	2,834,104
	40,000	Calpine Corp. (b)	634,800
	107,900	DPL, Inc. (a)	2,957,539
	63,000	Edison International (a)	2,305,170
	109,200	El Paso Electric Co. (a)(b)	3,319,680
	41,100	Energen Corp. (a)	2,594,232
	19,100	Entergy Corp. (a)	1,283,711
	237,300	Exelon Corp. (a)	9,786,252
	147,500	Great Plains Energy, Inc. (a)	2,952,950
	35,900	IDACORP, Inc. (a)	1,367,790
	27,300	ITC Holdings Corp. (a)	1,908,270
	54,200	NRG Energy, Inc. (a)(b)	1,167,468
	24,500	OGE Energy Corp. (a)	1,238,720
	60,000	Public Service Enterprise Group, Inc. (a)	1,890,600

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Shares	Description			Value
	75,100	Questar Corp. (a)			$1,310,495
					37,551,781
Total Common Stock
(Cost $1,090,338,353)					$1,321,824,666
		Security
	Shares	Description	Rate		Value

Preferred Stock - 1.8%
Consumer Discretionary - 0.3%
	15,383	Callaway Golf Co., Series B (a)	7.50%		1,804,010
	72,016	General Motors Co., Series B (a)	4.75		3,471,171
	13,829	Newell Financial Trust I (a)	5.25		665,521
	25,437	Retail Ventures, Inc. (a)	6.63		1,553,692
	9,473	The Goodyear Tire & Rubber Co.	5.88		483,881
	1,350	The Interpublic Group of Cos., Inc., Series B	5.25		1,485,000
					9,463,275
Consumer Staples - 0.1%
	23,206	Bunge, Ltd. (a)	4.88		2,430,829
Energy - 0.3%
	3,167	ATP Oil & Gas Corp. (a)(e)	8.00		331,347
	757	Chesapeake Energy Corp. (e)	5.75		1,023,842
	5,913	Energy XXI Bermuda, Ltd. (a)	5.63		2,228,462
	49,618	Goodrich Petroleum Corp., Series B (a)	5.38		2,416,397
	22,152	SandRidge Energy, Inc. (a)	8.50		4,011,063
					10,011,111
Financial - 0.7%
	150,255	2009 Dole Food Automatic Common Exchange Security Trust (a)(e)	7.00		1,950,971
	158,056	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00		4,062,039
	65,428	AMG Capital Trust II (a)	5.15		2,887,010
	40,079	Aspen Insurance Holdings, Ltd., Series AHL (a)	5.63		2,151,040
	12,158	Forest City Enterprises, Inc., Series A (a)	7.00		844,981
	50,408	Health Care REIT, Inc., Series I (a)	6.50		2,626,257
	18,315	KeyCorp, Series A (a)	7.75		2,058,606
	84,296	Synovus Financial Corp. (a)	8.25		1,947,238
	80,909	UBS AG (a)(f)	9.38		2,214,479
	1,375	Wells Fargo & Co., Series L	7.50		1,423,400
	8,357	Wintrust Financial Corp. (a)(f)	7.50		490,347
					22,656,368
Healthcare - 0.3%
	17,008	Alere, Inc., Series B (a)	3.00		4,685,704
	70	Healthsouth Corp. (a)(e)	6.50		73,780
	3,936	Healthsouth Corp., Series A (a)	6.50		4,148,544

		Security
	Shares	Description	Rate		Value
	53,542	Omnicare Capital Trust II, Series B (a)	4.00%		$2,422,776
					11,330,804
Industrial - 0.0%
	53,430	Continental Airlines Finance Trust II (a)	6.00%		2,027,001
Information Technology - 0.0%
	3,222	Unisys Corp., Series A (a)	6.25		286,468
Materials - 0.0%
	25,233	AngloGold Ashanti, Ltd. (a)	6.00		1,358,545
	2,406	Molycorp, Inc., Series A (a)	5.50		270,843
					1,629,388
Telecommunication Services - 0.0%
	3,040	Nielsen Holdings NV (a)	6.25		173,660
Utilities - 0.1%
	34,015	CenterPoint Energy, Inc. (a)(g)	0.30		1,175,643
	18,200	PPL Corp. (a)	9.50		962,780
					2,138,423
Total Preferred Stock
(Cost $51,686,064)					62,147,327
Total Equity Securities
(Cost $1,142,024,417)					1,383,971,993
		Security
	Principal	Description	Rate	Maturity	Value
Fixed Income Securities - 29.8%
Asset Backed Obligations - 7.2%
	$596,748	ACE Securities Corp., Series 2007-HE1 A2A (g)	0.34%	01/25/37	227,566
	134,522	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (a)(g)	3.10	03/25/36	93,856
	2,072,297	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (g)	3.21	03/25/36	1,375,329
	105,607	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (a)(g)	5.63	03/25/36	69,181
	3,865,239	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (g)	0.40	03/25/37	1,793,105
	1,894,097	Aerco, Ltd., Series 2A A3 (a)(e)(g)	0.72	07/15/25	1,534,219
	891,130	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (a)(e)(f)(g)	0.52	06/14/37	804,244

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value

$194,956	Alliance Bancorp Trust, Series 2007-OA1 A1 (g)	0.49%	07/25/37	$108,046
1,000,000	Alta Wind Holdings, LLC (e)	7.00	06/30/35	1,056,352
1,015,000	American Airlines Pass Through Trust, Series 2001-02 (a)	7.86	10/01/11	1,049,205
888,046	American Home Mortgage Assets, Series 2007-4 A2 (g)	0.44	08/25/37	655,324
1,055,000	Argent Securities, Inc., Series 2005-W5 A2D (g)	0.57	01/25/36	488,077
1,000,000	Asset Backed Funding Certificates, Series 2006-HE1 A2C (g)	0.41	01/25/37	427,016
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(g)	1.50	05/25/37	111,741
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (g)	1.25	06/25/37	758,250
1,200,000	Astoria Depositor Corp. (e)	8.14	05/01/21	1,176,000
1,139,379	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (a)(e)(f)(g)	0.56	11/14/33	996,956
358,602	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (a)	6.00	09/25/35	288,258
175,000	Banc of America Commercial Mortgage, Inc., Series 2005-2 A5 (a)(g)	4.86	07/10/43	186,936
98,911	Banc of America Funding Corp., Series 2006-E 2A1 (a)(g)	5.61	06/20/36	75,880

	Security
Principal	Description	Rate	Maturity	Value
$383,810	Banc of America Funding Corp., Series 2006-F 1A1 (a)(g)	4.01%	07/20/36	$346,693
257,908	Banc of America Funding Corp., Series 2006-H 6A1 (g)	0.44	10/20/36	142,107
565,523	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	433,629
188,269	Banc of America Funding Corp., Series 2007-E 4A1 (g)	5.66	07/20/47	134,543
110,000	Bayview Financial Acquisition Trust, Series 2005-D AF3 (a)(g)	5.50	12/28/35	107,087
331,492	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (a)(g)	5.61	08/25/47	250,208
1,221,558	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (g)	2.77	05/25/35	829,673
254,015	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (a)(g)	0.52	10/25/35	169,124
506,149	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (g)	2.72	02/25/36	373,387
2,523,082	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (g)	3.05	03/25/36	1,427,822
252,398	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (a)(g)	2.87	03/25/36	144,576
1,631,561	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (g)	0.44	05/25/36	856,006
200,000	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (a)(g)	0.62	08/25/35	173,790

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$120,000	Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1 A2 (a)(g)	4.72%	11/11/35	$123,856
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (g)	0.38	07/25/37	1,102,909
350,028	BNC Mortgage Loan Trust, Series 2007-4 A3A (g)	0.50	11/25/37	337,474
3,400,000	Brazos Higher Education Authority, Series 2010-1 A2 (a)(g)	1.51	02/25/35	3,249,259
795,246	Centex Home Equity, Series 2005-C AF6 (h)	4.64	06/25/35	785,116
1,300,000	Centex Home Equity, Series 2006-A AV4 (g)	0.50	06/25/36	863,025
125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (a)(g)	2.95	12/25/35	109,217
497,620	Chaseflex Trust, Series 2007-1 2A9 (a)	6.00	02/25/37	371,102
2,485,506	Chaseflex Trust, Series 2007-M1 1A2 (g)	0.48	08/25/37	1,373,503
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (h)	6.04	09/25/36	1,043,369
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (h)	6.05	03/25/37	1,111,894
75,000	Citigroup Commerical Mortgage Trust, Series 2007-C6 A4 (a)(g)	5.70	12/10/49	81,262
380,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (h)	5.92	03/25/36	266,080

	Security
Principal	Description	Rate	Maturity	Value
$2,850,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (g)	0.42%	07/25/45	$1,238,147
415,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (g)	0.52	01/25/37	5,282
139,616	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M2 (g)	0.54	01/25/37	486
870,761	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (g)	5.72	07/25/37	654,788
3,110,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (g)	0.45	01/25/37	1,646,568
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (g)	0.65	03/25/37	377,322
876,570	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (g)	0.41	06/25/37	619,556
3,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (g)	1.30	07/25/37	1,944,934
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (a)(g)	1.55	07/25/37	127,181
1,025,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4	5.32	12/11/49	1,078,803
160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 A4 (a)(g)	5.89	11/15/44	173,350
192,788	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	144,047

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$71,579	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (a)	5.75%	04/25/37	$57,993
1,343,463	Conseco Finance Securitizations Corp., Series 2001-4 A4 (a)	7.36	09/01/33	1,432,581
1,250,000	Conseco Finance, Series 2002-C BF1 (g)	8.00	06/15/32	1,267,434
491,142	Continental Airlines Pass Through Trust, Series 2007-1 B (a)	6.90	04/19/22	494,826
798,465	Continental Airlines Pass Through Trust, Series 2009-1	9.00	07/08/16	918,235
1,018,820	Coso Geothermal Power Holdings (e)	7.00	07/15/26	829,965
81,357	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	83,396
629,529	Countrywide Alternative Loan Trust, Series 2005-36 2A1A (g)	0.56	08/25/35	325,245
257,739	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (g)	5.54	10/25/35	207,778
98,115	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (a)	5.50	11/25/35	79,781
447,783	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	407,163
850,000	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	669,342
633,503	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (g)	0.52	08/25/35	355,493

	Security
Principal	Description	Rate	Maturity	Value
$397,440	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (a)(g)	0.57%	12/25/36	$210,381
60,895	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (a)	5.25	05/25/21	45,115
2,102,503	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (g)	1.15	08/25/46	1,265,545
4,383,205	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (g)	0.41	02/25/47	2,852,737
463,450	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	381,663
374,168	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	281,277
497,024	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (g)	0.34	04/25/47	473,628
1,740,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (g)	0.37	06/25/47	1,464,887
626,391	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (g)	1.15	10/25/47	445,274
52,717	Countrywide Asset-Backed Certificates, Series 2007-9 2A1 (a)(g)	0.31	06/25/47	51,254
1,712,406	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (g)	3.02	04/20/35	1,197,580
962,935	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (a)(g)	5.39	06/25/47	735,952

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$477,279	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (a)(g)	5.81%	06/25/47	$429,492
127,811	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (a)(g)	5.76	09/25/47	99,081
20,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3 A3 (a)	5.60	07/15/35	20,774
28,477	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (g)	2.73	10/25/33	25,714
181,027	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8 A1 (a)	4.50	07/25/20	176,479
200,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5 A3 (a)(g)	5.10	08/15/38	207,966
1,116,218	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (a)(g)	0.85	07/25/36	584,116
248,871	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (a)	6.00	10/25/21	208,158
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	594,004

	Security
Principal	Description	Rate	Maturity	Value
$1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB6 A24 (g)	0.50%	07/25/36	$722,987
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (g)	0.49	10/25/36	630,541
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (g)	0.36	10/25/36	1,347,323
564,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (g)	0.36	11/25/36	241,592
3,100,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (g)	0.40	11/25/36	1,358,566
3,520,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (g)	0.48	11/25/36	1,568,459
3,124,693	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (a)(h)	4.76	02/25/37	2,012,330
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (g)	0.50	04/25/37	616,414
1,188,103	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (g)	5.90	05/25/37	725,707
1,151,682	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,174,716

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$344,907	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2 A5B (h)	6.09%	06/25/36	$237,527
1,292,428	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (g)	0.41	01/25/47	764,850
1,963,700	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (g)	1.08	04/25/47	1,233,626
3,812,769	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (g)	0.39	04/19/48	2,620,888
2,015,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B (a)	7.67	11/08/16	1,904,175
1,200,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (g)	0.44	04/25/37	585,880
77,935	Equity One ABS, Inc., Series 2002-4 M1 (a)(g)	5.22	02/25/33	62,895
2,085,307	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (a)(g)	0.48	12/25/37	4,563
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (g)	0.39	01/25/38	426,809
1,288,598	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (g)	2.47	05/25/35	1,000,112
626,009	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25	02/25/37	466,671

	Security
Principal	Description	Rate	Maturity	Value
$737,662	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (a)(g)	0.62%	02/25/37	$455,252
1,130,000	First Horizon Asset Securities, Inc., Series 2005-AR6 2A1B (a)(g)	2.74	01/25/36	816,539
4,250,000	First NLC Trust, Series 2005-4 A4 (g)	0.64	02/25/36	2,261,470
298,648	FPL Energy National Wind Portfolio, LLC (a)(e)	6.13	03/25/19	286,337
224,540	FPL Energy Wind Funding, LLC (a)(e)	6.88	06/27/17	212,190
1,267,421	GE Business Loan Trust, Series 2003-2A A (e)(g)	0.63	11/15/31	1,168,064
1,370,596	GE Business Loan Trust, Series 2004-1 A (a)(e)(g)	0.55	05/15/32	1,274,407
1,757,688	GE Business Loan Trust, Series 2005-2A A (a)(e)(g)	0.50	11/15/33	1,571,322
1,150,000	GE Corporate Aircraft Financing, LLC, Series 2005-1A C (a)(e)(f)(g)	1.55	08/26/19	1,035,000
308,333	GE Seaco Finance SRL, Series 2004-1A A (e)(f)(g)	0.55	04/17/19	302,167
980,000	GE Seaco Finance SRL, Series 2005-1A A (a)(e)(g)	0.50	11/17/20	936,531
1,116,710	Genesis Funding, Ltd., Series 2006-1A G1 (a)(e)(f)(g)	0.49	12/19/32	996,663
1,276,000	Green Tree Financial Corp., Series 1996-10 M1 (g)	7.24	11/15/28	1,320,642
235,355	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	233,814

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$1,250,000	Green Tree, Series 2008-MH1 A2 (a)(e)(g)	8.97%	04/25/38	$1,387,022
205,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1 A7 (a)(g)	5.32	06/10/36	219,619
1,305,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (g)	5.89	07/10/38	1,429,349
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 (a)	5.44	03/10/39	190,778
760,909	GSAA Trust, Series 2005-12 AF3 (g)	5.07	09/25/35	729,199
1,686,217	GSAA Trust, Series 2006-16 A1 (g)	0.31	10/25/36	883,402
1,694,139	GSAA Trust, Series 2006-19 A1 (g)	0.34	12/25/36	852,262
1,656,238	GSAA Trust, Series 2006-20 1A1 (g)	0.32	12/25/46	828,107
1,340,913	GSAA Trust, Series 2006-9 A4A (g)	0.49	06/25/36	684,137
2,503,163	GSAA Trust, Series 2007-3 1A1B (g)	0.35	03/25/47	365,409
1,729,789	GSAA Trust, Series 2007-4 A1 (g)	0.35	03/25/37	852,008
1,650,000	GSAA Trust, Series 2007-5 2A3A (g)	0.57	04/25/47	1,048,152
510,265	GSR Mortgage Loan Trust, Series 2004-14 3A2 (g)	3.15	12/25/34	385,877
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (a)(g)	3.83	08/25/34	1,348,802
345,481	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (g)	2.90	10/25/35	261,744
1,476,214	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (g)	2.91	05/25/47	1,102,882

	Security
Principal	Description	Rate	Maturity	Value
$19,845	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (a)(g)	0.65%	11/19/34	$14,400
207,837	Harborview Mortgage Loan Trust, Series 2006-3 2A1A (a)(g)	5.92	06/19/36	129,842
1,908,356	Harborview Mortgage Loan Trust, Series 2007-5 A1A (g)	0.44	09/19/37	1,276,188
292,295	Homebanc Mortgage Trust, Series 2004-1 2A (g)	1.11	08/25/29	270,803
326,561	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (a)(g)	5.58	09/25/37	219,043
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (g)	0.49	03/20/36	776,051
23,885	HSBC Home Equity Loan Trust, Series 2006-4 A2F (a)(h)	5.32	03/20/36	23,886
800,000	HSBC Home Equity Loan Trust, Series 2006-4 A3V (g)	0.40	03/20/36	771,243
625,000	HSBC Home Equity Loan Trust, Series 2007-1 M1 (g)	0.63	03/20/36	476,054
1,300,000	HSBC Home Equity Loan Trust, Series 2007-2 M1 (a)(g)	0.56	07/20/36	983,505
1,000,000	HSBC Home Equity Loan Trust, Series 2007-2 M2 (g)	0.62	07/20/36	521,102
602,998	HSBC Home Equity Loan Trust, Series 2007-3 APT (a)(g)	1.45	11/20/36	553,690
1,390,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (g)	2.50	11/20/36	909,127
1,540,000	Indiantown Cogeneration LP, Series A-10 (a)	9.77	12/15/20	1,654,313

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$94,725	Indymac INDA Mortgage Loan Trust, Series 2006-AR1 A1 (a)(g)	5.64%	08/25/36	$91,727
303,801	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (a)(g)	5.86	11/25/37	253,791
1,121,796	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (g)	0.64	12/25/34	706,281
778,355	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (g)	1.11	09/25/34	567,754
445,530	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (a)(g)	2.76	05/25/35	281,923
1,303,855	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(g)	5.38	08/25/36	676,040
110,947	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (a)(g)	5.40	09/25/36	62,302
228,777	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (a)(g)	0.42	11/25/36	125,666
338,119	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (g)	5.34	01/25/37	285,347
3,891,827	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (g)	0.43	02/25/37	2,028,520
946,029	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (g)	3.15	05/25/36	525,671
4,580,320	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (g)	3.98	05/25/36	2,800,522

	Security
Principal	Description	Rate	Maturity	Value
$570,053	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (a)(g)	5.53%	05/25/36	$320,794
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (a)(g)	4.83	12/25/35	216,696
931,917	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (g)	5.01	05/25/37	473,325
3,175,574	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (g)	5.06	05/25/37	1,841,687
4,848,457	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (g)	4.81	06/25/37	2,753,500
135,516	Indymac Index Mortgage Loan Trust, Series 2007-FLX1 A1 (a)(g)	0.35	02/25/37	134,475
1,342,127	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (g)	0.69	08/15/16	1,241,468
3,848,200	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (g)	4.44	05/25/36	2,636,562
1,835,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (g)	6.30	09/25/36	971,485
1,240,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (g)	6.05	11/25/36	834,919
268,276	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (g)	0.35	06/25/37	251,783
165,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 A4 (a)(g)	5.86	04/15/45	181,519

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$1,870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44%	06/12/47	$1,974,515
1,175,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (a)(g)	5.74	02/12/49	1,260,069
450,000	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (a)(g)	0.54	01/25/36	209,075
4,396,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (a)(g)	0.46	03/25/37	2,023,908
1,610,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH5 A3 (a)(g)	0.36	05/25/37	1,235,592
2,400,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (h)	5.90	03/25/47	1,618,055
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (g)	0.53	03/25/47	1,207,501
674,137	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (g)	5.42	08/25/35	663,229
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (g)	5.70	04/25/36	167,896
2,500,000	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (a)(g)	5.70	04/25/36	2,063,768
2,724,408	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (g)	3.90	05/25/36	2,000,789

	Security
Principal	Description	Rate	Maturity	Value
$1,603,510	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (a)(g)	2.97%	07/25/35	$1,553,697
133,382	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (a)(g)	5.65	04/25/37	125,481
733,897	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	729,424
260,424	Lehman XS Trust, Series 2005-6 1A1 (g)	0.51	11/25/35	137,765
2,500,000	Lehman XS Trust, Series 2005-6 3A3A (h)	5.76	11/25/35	1,348,270
1,638,457	Lehman XS Trust, Series 2006-14N 3A2 (a)(g)	0.37	08/25/36	853,801
2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (g)	0.45	07/25/47	870,555
997,612	Lehman XS Trust, Series 2007-16N 2A2 (a)(g)	1.10	09/25/47	698,314
1,700,000	MASTR Adjustable Rate Mortgages Trust, Series 2004-13 3A7 (g)	2.90	11/21/34	1,664,205
358,153	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(g)	2.71	11/25/35	226,199
885,000	MASTR Asset Backed Securities Trust, Series 2007-HE1 A3 (g)	0.46	05/25/37	443,770
23,891	MASTR Seasoned Securities Trust, Series 2004-1 4A1 (a)(g)	2.96	10/25/32	22,587
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (g)	0.50	04/25/37	629,050

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$1,836,100	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (a)(g)	0.43%	06/25/37	$908,106
2,000,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (g)	0.50	06/25/37	988,724
3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (g)	0.50	07/25/37	1,517,234
4,235,956	Merrill Lynch Mortgage Investors, Inc., Series 2006-A1 1A1 (g)	2.85	03/25/36	2,762,705
1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (g)	5.17	12/12/49	1,208,420
675,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (g)	5.74	06/12/50	706,371
757,130	Mid-State Trust, Series 2006-1A (e)	5.79	10/15/40	775,686
757,069	Midwest Generation, LLC, Series B	8.56	01/02/16	774,103
451,687	Mirant Mid Atlantic Pass Through Trust, Series B	9.13	06/30/17	491,209
608,934	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	688,095
200,000	Morgan Stanley ABS Capital I, Series 2004-NC7 M2 (a)(g)	0.87	07/25/34	174,013
1,700,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (g)	0.54	01/25/36	994,584
1,900,000	Morgan Stanley ABS Capital I, Series 2006-HE5 A2C (g)	0.39	08/25/36	1,127,627
4,000,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (g)	0.54	02/25/36	1,801,754

	Security
Principal	Description	Rate	Maturity	Value
$1,605,000	Morgan Stanley ABS Capital I, Series 2006-NC3 A2D (g)	0.52%	03/25/36	$846,981
1,935,000	Morgan Stanley ABS Capital I, Series 2007-HE1 A2C (g)	0.40	11/25/36	770,456
125,000	Morgan Stanley Capital I, Series 2005-T19 A4A (a)	4.89	06/12/47	133,154
120,000	Morgan Stanley Capital I, Series 2006-HQ9 A4 (a)(g)	5.73	07/12/44	131,352
890,000	Morgan Stanley Capital I, Series 2006-T21 A4 (a)(g)	5.16	10/12/52	941,291
105,000	Morgan Stanley Capital I, Series 2006-T23 A4 (a)(g)	5.81	08/12/41	116,539
1,365,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	1,477,154
165,000	Morgan Stanley Capital I, Series 2007-T27 A4 (a)(g)	5.65	06/11/42	181,461
1,814,821	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (h)	6.42	08/25/36	998,667
2,674,981	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (g)	5.96	06/25/36	1,592,891
319,356	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (a)	6.00	10/25/37	244,359
1,763,266	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (g)	0.34	12/25/36	870,887
1,756,624	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (g)	0.37	04/25/37	846,288
2,700,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (g)	0.53	09/25/36	1,617,547

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (g)	0.40%	03/25/37	$1,782,952
180,000	NCUA Guaranteed Notes, Series 2010-C1 A2 (a)	2.90	10/29/20	175,514
372,588	NCUA Guaranteed Notes, Series 2010-R2 1A (a)(g)	0.63	11/06/17	372,703
195,584	NCUA Guaranteed Notes, Series 2010-R2 2A (a)(g)	0.73	11/05/20	195,371
174,814	NCUA Guaranteed Notes, Series 2010-R3 1A (a)(g)	0.82	12/08/20	175,634
145,743	NCUA Guaranteed Notes, Series 2010-R3 2A (a)(g)	0.82	12/08/20	146,495
1,100,000	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (g)	0.59	04/25/37	495,087
1,639,616	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (g)	0.42	12/25/36	808,774
487,512	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (h)	6.00	03/25/47	275,569
160,000	Nomura Asset Securities Corp., Series 1998-D6 A3 (a)(g)	6.76	03/15/30	174,623
1,470,873	Nomura Home Equity Loan, Inc., Series 2005-HE1 M3 (g)	0.73	09/25/35	910,517
3,400,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (a)	1.28	10/25/41	3,194,062

	Security
Principal	Description	Rate	Maturity	Value
$3,220,000	North Texas Higher Education Authority (a)(g)	1.47%	04/01/40	$3,207,828
100,000	Northwest Airlines Pass Through Trust, Series 2001-1 A-2	6.84	04/01/11	100,020
1,380,440	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,417,965
462,460	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (g)	5.64	12/25/35	460,606
1,077,541	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (g)	0.52	07/25/36	505,348
1,335,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (g)	0.43	07/25/37	569,404
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (g)	0.50	07/25/37	324,076
2,640,000	Ownit Mortgage Loan Asset Backed Certificates, Series 2006-6 A2C (a)(g)	0.41	09/25/37	1,017,406
1,745,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (g)	0.56	06/25/47	891,712
1,030,000	Prudential Holdings, LLC (e)	8.70	12/18/23	1,263,330
1,094,781	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	1,187,837
606,010	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (a)(g)	4.15	12/25/35	423,063
650,027	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (g)	0.65	10/25/45	393,998

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$815,746	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(g)	1.31%	01/25/46	$495,186
370,011	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	247,937
516,075	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	359,169
263,129	Residential Accredit Loans, Inc., Series 2007-QS5- A1	5.50	03/25/37	183,290
521,097	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	353,925
998,030	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	618,502
149,469	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (a)(g)	4.03	01/25/33	147,210
523,113	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	543,665
994,358	Residential Asset Mortgage Products, Inc., Series 2005-SL1 A3	7.50	05/25/32	980,902
602,075	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	445,263
1,680,304	Residential Asset Securitization Trust, Series 2007-A5 1A2 (g)	0.65	05/25/37	738,470
1,615,000	Saxon Asset Securities Trust, Series 2006-3 A3 (g)	0.42	10/25/46	839,038
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (g)	0.40	01/25/47	599,858

	Security
Principal	Description	Rate	Maturity	Value
$250,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (a)(g)	0.40%	12/25/36	$102,937
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (g)	0.39	01/25/37	1,150,764
360,000	SG Mortgage Securities Trust, Series 2006-OPT2 A3C (a)(g)	0.40	10/25/36	116,991
189,276	Soundview Home Equity Loan Trust, Series 2006-EQ1 A2 (g)	0.36	10/25/36	185,164
1,000,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (g)	0.49	01/25/37	464,182
1,350,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (g)	0.49	07/25/36	569,960
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (g)	0.55	01/25/37	572,916
3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (g)	0.50	07/25/37	1,507,772
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (g)	0.52	07/25/37	3,361
494,824	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (a)(g)	5.62	02/25/36	464,990
845,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (g)	5.62	02/25/36	561,793
101,225	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (a)(g)	5.39	04/25/47	72,392

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$2,166,450	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (g)	0.45%	10/25/36	$1,411,216
2,270,604	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (g)	0.44	09/25/47	1,414,768
3,050,000	Structured Asset Mortgage Investments, Inc., Series 2007-AR4 A3 (g)	0.47	09/25/47	1,316,316
4,302,153	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (g)	1.81	08/25/47	2,542,674
1,727,484	Structured Asset Securities Corp., Series 2003-26A 3A5 (a)(g)	2.54	09/25/33	1,611,221
178,394	Structured Asset Securities Corp., Series 2003-34A 5A4 (a)(g)	2.60	11/25/33	179,615
512,708	TAL Advantage, LLC, Series 2010-2A A (e)	4.30	10/20/25	533,844
245,833	TAL Advantage, LLC, Series 2011-1A A (e)	4.60	01/20/26	248,746
395,833	Textainer Marine Containers, Ltd., Series 2005-1A A (a)(e)(g)	0.51	05/15/20	383,185
914,453	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (g)	0.47	06/25/47	871,573
869,267	Triton Container Finance, LLC, Series 2006-1A (a)(e)(g)	0.42	11/26/21	822,120
660,938	Triton Container Finance, LLC, Series 2007-1A (a)(e)(g)	0.39	02/26/19	634,861
849,876	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	972,046

	Security
Principal	Description	Rate	Maturity	Value
$3,600,000	US Education Loan Trust, LLC, Series 2006-2A A1 (a)(e)(g)	0.49%	03/01/31	$3,183,765
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (a)(g)	5.13	08/15/35	348,968
85,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28 A4 (a)	5.57	10/15/48	90,024
17,837	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(g)	2.61	01/25/33	17,366
138,800	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (a)(g)	2.67	12/25/35	133,336
115,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR16 1A4A (a)(g)	2.59	12/25/35	94,805
409,689	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (a)(g)	5.69	10/25/36	349,790
247,863	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (a)(g)	5.40	12/25/36	196,159
472,139	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (a)(g)	4.06	03/25/37	407,602
707,512	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (g)	5.27	04/25/37	524,370
1,717,981	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (a)(g)	1.01	02/25/47	1,135,949

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$907,277	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (a)(g)	1.08%	05/25/47	$618,617
	1,804,268	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (g)	1.12	07/25/47	1,174,007
	738,292	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (g)	0.80	05/25/35	498,768
	511,803	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (g)	0.75	06/25/35	394,364
	1,562,106	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	1,001,569
	574,975	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7 A1A (h)	6.09	09/25/36	359,973
	2,423,483	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (g)	1.25	04/25/46	1,394,199
	2,981,587	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (g)	1.23	09/25/46	1,551,325

		Security
	Principal	Description	Rate	Maturity	Value
	$2,723,076	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3 2A (g)	1.06%	02/25/47	$1,406,523
	4,409,192	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA5 A1A (g)	1.15	05/25/47	2,646,133
	1,206,507	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (g)	0.57	01/25/47	575,336
	122,675	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (a)(g)	0.59	10/25/35	114,844
	373,713	Wells Fargo Home Equity Trust, Series 2006-3 A2 (g)	0.40	01/25/37	254,780
	2,694,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (a)(g)	0.46	01/25/37	1,288,560
	967,444	Wells Fargo Mortgage Backed Securities Trust, Series 2006-8 A14	5.50	07/25/36	951,871
Total Asset Backed Obligations					246,227,699
(Cost $227,291,393)

Corporate Convertible Bonds - 18.0%
Consumer Discretionary - 3.2%
	2,601,000	ArvinMeritor, Inc. (a)(h)	4.63	03/01/26	2,935,879
	4,716,000	Chemed Corp. (a)	1.88	05/15/14	4,945,905
	5,250,000	Coinstar, Inc. (a)	4.00	09/01/14	7,284,375
	5,615,000	Equinix, Inc. (a)	3.00	10/15/14	6,092,275
	5,000,000	Equinix, Inc. (a)	4.75	06/15/16	6,743,750
	2,913,000	Gaylord Entertainment Co. (a)(e)	3.75	10/01/14	4,161,949
	645,000	Hawaiian Holdings, Inc. (a)	5.00	03/15/16	667,575

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$4,150,000	Hertz Global Holdings, Inc. (a)	5.25%	06/01/14	$8,383,000
	4,500,000	Home Inns & Hotels Management, Inc. (a)(e)	2.00	12/15/15	4,612,500
	7,300,000	Jakks Pacific, Inc. (a)(e)	4.50	11/01/14	10,329,500
	603,000	JetBlue Airways Corp., Series A-C (a)	6.75	10/15/39	927,866
	7,050,000	Lennar Corp. (a)(e)	2.75	12/15/20	7,693,312
	835,000	Liberty Media, LLC	3.13	03/30/23	995,737
	2,593,000	Liberty Media, LLC (a)	3.25	03/15/31	2,139,225
	4,081,000	Live Nation Entertainment, Inc. (a)	2.88	07/15/27	3,713,710
	5,150,000	Navistar International Corp. (a)	3.00	10/15/14	7,802,250
	994,000	Penske Automotive Group, Inc.	3.50	04/01/26	995,243
	8,371,000	Regis Corp. (a)	5.00	07/15/14	11,248,531
	1,250,000	Saks, Inc.	2.00	03/15/24	1,328,125
	8,809,000	Sonic Automotive, Inc. (a)	5.00	10/01/29	11,616,869
	353,000	The Interpublic Group of Cos., Inc.	4.25	03/15/23	405,068
	2,790,000	XM Satellite Radio, Inc. (a)(e)	7.00	12/01/14	3,710,700
					108,733,344

Consumer Staples - 1.7%
	1,718,000	Alliance One International, Inc. (a)	5.50	07/15/14	1,851,145
	173,000	China Medical Technologies, Inc. (a)(e)	6.25	12/15/16	186,624
	2,354,000	Chiquita Brands International, Inc. (a)	4.25	08/15/16	2,459,930
	562,000	HeartWare International, Inc. (a)	3.50	12/15/17	635,762
	6,350,000	Ingersoll-Rand Global Holding Co., Ltd. (a)	4.50	04/15/12	17,272,000
	1,400,000	Olam International, Ltd.	6.00	10/15/16	1,808,519
	557,000	Savient Pharma-ceuticals, Inc. (a)	4.75	02/01/18	655,867

		Security
	Principal	Description	Rate	Maturity	Value
	$644,000	Smithfield Foods, Inc. (a)	4.00%	06/30/13	$813,050
	6,416,000	Sotheby's (a)	3.13	06/15/13	10,578,380
	6,600,000	United Rentals, Inc. (a)	4.00	11/15/15	20,468,250
					56,729,527
Energy - 0.9%
	1,600,000	Alliance Oil Co., Ltd.	7.25	07/16/14	2,218,400
	920,000	Chesapeake Energy Corp.	2.50	05/15/37	1,003,950
	7,000,000	Covanta Holding Corp. (a)	3.25	06/01/14	8,295,000
	4,329,000	Exterran Holdings, Inc. (a)	4.25	06/15/14	5,362,549
	897,000	Global Industries, Ltd.	2.75	08/01/27	728,813
	1,311,000	James River Coal Co. (a)(e)	4.50	12/01/15	1,638,750
	331,000	James River Coal Co. (a)(e)(f)	3.13	03/15/18	348,576
	461,000	Peabody Energy Corp.	4.75	12/15/41	613,130
	933,000	Penn Virginia Corp.	4.50	11/15/12	967,987
	171,000	Petroleum Development Corp. (a)(e)	3.25	05/15/16	226,575
	1,600,000	Petrominerales, Ltd. (e)	2.63	08/25/16	2,098,000
	1,288,000	Pioneer Natural Resources Co. (a)	2.88	01/15/38	2,291,030
	587,000	SM Energy Co.	3.50	04/01/27	843,079
	1,360,000	Western Refining, Inc. (a)	5.75	06/15/14	2,391,900
					29,027,739

Financial - 1.6%
	757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	892,314
	3,000,000	American Equity Investment Life Holding Co. (a)(e)	3.50	09/15/15	3,660,000
	1,601,000	Annaly Capital Management, Inc. REIT (a)	4.00	02/15/15	1,867,166
	400,000	Boston Properties LP REIT	2.88	02/15/37	407,000
	9,991,000	CBIZ, Inc. (a)(e)	4.88	10/01/15	12,201,509
	1,700,000	CBIZ, Inc. (a)	3.13	06/01/26	1,691,500
	1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	2,536,837
	3,080,000	Icahn Enterprises LP (e)(g)	4.00	08/15/13	3,141,600

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$1,304,000	KKR Financial Holdings, LLC (a)	7.50%	01/15/17	$1,861,460
	1,024,000	Knight Capital Group, Inc.	3.50	03/15/15	1,001,600
	487,000	Knight Capital Group, Inc. (a)	3.50	03/15/15	480,913
	1,807,000	Leucadia National Corp.	3.75	04/15/14	3,121,592
	1,758,000	MF Global Holdings, Ltd. (a)	9.00	06/20/38	2,107,403
	1,833,000	MF Global Holdings, Ltd. (a)	1.88	02/01/16	1,890,281
	506,000	MGIC Investment Corp. (a)(e)	9.00	04/01/63	524,975
	5,870,000	National Financial Partners Corp. (a)(e)	4.00	06/15/17	7,843,787
	3,000,000	Old Republic International Corp. (a)	3.75	03/15/18	3,026,250
	1,603,000	Radian Group, Inc. (a)	3.00	11/15/17	1,466,745
	322,000	RAIT Financial Trust (a)	7.00	04/01/31	359,433
	1,900,000	The NASDAQ OMX Group, Inc.	2.50	08/15/13	1,890,500
	2,098,000	The PMI Group, Inc. (a)	4.50	04/15/20	1,628,573
	755,000	Washington REIT, Series 1	3.88	09/15/26	777,650
					54,379,088

Healthcare - 3.2%
	4,976,000	American Medical Systems Holdings, Inc. (a)	3.25	07/01/36	5,790,820
	6,678,000	American Medical Systems Holdings, Inc. (a)	4.00	09/15/41	8,956,867
	2,500,000	AMERIGROUP Corp. (a)	2.00	05/15/12	3,850,000
	1,020,000	Beckman Coulter, Inc. (a)	2.50	12/15/36	1,216,350
	3,950,000	Charles River Laboratories International, Inc. (a)	2.25	06/15/13	4,137,625
	8,930,000	Cubist Pharma-ceuticals, Inc. (a)	2.25	06/15/13	9,689,050
	305,000	Dendreon Corp. (a)	2.88	01/15/16	322,538
	1,980,000	Gilead Sciences, Inc. (a)(e)	1.63	05/01/16	2,301,750

		Security
	Principal	Description	Rate	Maturity	Value
	$6,650,000	Insulet Corp. (a)	5.38%	06/15/13	$8,038,188
	7,500,000	Kinetic Concepts, Inc. (a)(e)	3.25	04/15/15	9,365,625
	6,228,000	LifePoint Hospitals, Inc. (a)	3.50	05/15/14	6,663,960
	2,518,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	2,889,405
	6,500,000	Mylan, Inc. (a)	3.75	09/15/15	11,976,250
	5,000,000	PSS World Medical, Inc. (a)(e)	3.13	08/01/14	7,012,500
	4,735,000	SonoSite, Inc. (a)	3.75	07/15/14	5,309,119
	2,525,000	Teleflex, Inc. (a)	3.88	08/01/17	2,856,406
	3,052,000	Theravance, Inc. (a)	3.00	01/15/15	3,490,725
	2,387,000	Vertex Pharma-ceuticals, Inc. (a)	3.35	10/01/15	2,912,140
	5,200,000	Viropharma, Inc. (a)	2.00	03/15/17	6,630,000
	4,234,000	Volcano Corp. (a)	2.88	09/01/15	4,731,495
	1,283,000	West Pharmaceutical Services, Inc. (a)	4.00	03/15/47	1,249,321
					109,390,134

Industrial - 1.6%
	6,050,000	AAR Corp. (a)	1.75	02/01/26	6,828,937
	3,775,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	5,421,844
	4,500,000	Altra Holdings, Inc. (a)(e)	2.75	03/01/31	4,905,000
	1,574,000	Cemex SAB de CV	4.88	03/15/15	1,613,350
	281,000	Cemex SAB de CV (a)	4.88	03/15/15	288,025
	1,998,000	DryShips, Inc. (a)	5.00	12/01/14	2,010,487
	700,000	Eastman Kodak Co.	7.00	04/01/17	627,375
	1,600,000	Frontline Bermuda, Ltd.	4.50	04/14/15	1,540,800
	5,467,000	Genco Shipping & Trading, Ltd. (a)	5.00	08/15/15	5,159,481
	736,000	GenCorp, Inc. (a)	4.06	12/31/39	736,920
	1,151,000	General Cable Corp. (a)(h)	4.50	11/15/29	1,612,839
	1,676,000	Greenbrier Cos., Inc. (e)(f)	3.50	04/01/18	1,749,074
	3,995,000	Griffon Corp. (a)(e)	4.00	01/15/17	4,499,369
	6,250,000	Kaman Corp. (a)(e)	3.25	11/15/17	7,710,937
	1,530,000	PHH Corp. (a)	4.00	09/01/14	1,707,863
	5,000,000	RTI International Metals, Inc. (a)	3.00	12/01/15	5,825,000

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value

	$1,750,000	TTM Technologies, Inc. (a)	3.25%	05/15/15	$2,410,625
					54,647,926

Information Technology - 3.7%
	334,000	Advanced Micro Devices, Inc.	6.00	05/01/15	346,108
	625,000	CACI International, Inc. (a)(e)	2.13	05/01/14	785,938
	5,595,000	CACI International, Inc. (a)	2.13	05/01/14	7,035,712
	4,000,000	Ciena Corp. (a)(e)	4.00	03/15/15	5,880,000
	3,000,000	Ciena Corp. (a)	0.88	06/15/17	2,943,750
	890,000	Ciena Corp. (a)(e)	3.75	10/15/18	1,337,225
	1,353,000	CSG Systems International, Inc. (a)(e)	3.00	03/01/17	1,435,871
	5,500,000	Earthlink, Inc. (a)(h)	3.25	11/15/26	5,905,625
	1,000,000	Finisar Corp. (a)	5.00	10/15/29	2,482,500
	4,845,000	Mentor Graphics Corp. (e)(f)	4.00	04/01/31	4,976,723
	805,000	Micron Technology, Inc. (a)	1.88	06/01/14	879,463
	5,400,000	NetApp, Inc. (a)	1.75	06/01/13	8,592,750
	8,100,000	ON Semiconductor Corp. (a)	1.88	12/15/25	12,048,750
	4,363,000	ON Semiconductor Corp. (a)	2.63	12/15/26	5,159,247
	2,950,000	Photronics, Inc. (a)(e)(f)	3.25	04/01/16	3,316,243
	6,000,000	Quantum Corp. (a)(e)	3.50	11/15/15	5,910,000
	5,328,000	Radisys Corp. (a)	2.75	02/15/13	5,261,400
	7,825,000	Rambus, Inc. (a)	5.00	06/15/14	10,025,781
	6,727,000	Rovi Corp. (a)	2.63	02/15/40	8,938,501
	5,100,000	SanDisk Corp. (a)	1.00	05/15/13	5,029,875
	5,000,000	SYNNEX Corp. (a)	4.00	05/15/18	6,462,500
	5,000,000	Take-Two Interactive Software, Inc. (a)	4.38	06/01/14	7,968,750
	5,300,000	Terremark Worldwide, Inc. (a)	6.63	06/15/13	8,857,625
	1,908,000	THQ, Inc. (a)	5.00	08/15/14	1,876,995
	1,023,000	Verigy, Ltd. (a)	5.25	07/15/14	1,297,931
	2,052,000	VeriSign, Inc. (a)	3.25	08/15/37	2,482,920
					127,238,183

		Security
	Principal	Description	Rate	Maturity	Value
Materials - 0.6%
	$700,000	Anglo American PLC (e)	4.00%	05/07/14	$1,358,000
	2,500,000	Goldcorp, Inc. (a)	2.00	08/01/14	3,200,000
	7,608,000	Jaguar Mining, Inc. (a)(e)	4.50	11/01/14	6,752,100
	2,825,000	Kaiser Aluminum Corp. (a)(e)	4.50	04/01/15	3,497,632
	1,128,000	Newmont Mining Corp. (a)	3.00	02/15/12	1,387,440
	681,000	Northgate Minerals Corp. (a)	3.50	10/01/16	676,744
	1,611,000	Sterlite Industries India, Ltd. (a)	4.00	10/30/14	1,653,289
	1,500,000	Uranium One, Inc. (h)	5.00	03/13/15	2,251,547
					20,776,752

Telecommunication Services - 1.5%
	8,000,000	Alaska Communications Systems Group, Inc. (a)	5.75	03/01/13	8,570,000
	2,500,000	Clearwire Communica-tions, LLC/	8.25	12/01/40	2,765,625
		Clearwire Finance, Inc. (a)(e)
	4,000,000	Comtech Telecommunic-ations Corp. (a)	3.00	05/01/29	4,165,000
	5,176,000	InterDigital, Inc. (e)(f)	2.50	03/15/16	5,609,490
	7,000,000	Ixia (a)(e)	3.00	12/15/15	7,743,750
	1,327,000	Level 3 Communica-tions, Inc. (a)	6.50	10/01/16	1,949,031
	450,000	SBA Communications Corp.	1.88	05/01/13	515,250
	1,200,000	SBA Communications Corp. (a)	4.00	10/01/14	1,758,000
	6,400,000	Virgin Media, Inc. (a)	6.50	11/15/16	10,872,000
	6,000,000	WebMD Health Corp. (a)(e)	2.25	03/31/16	5,842,500
	670,000	WebMD Health Corp. (a)(e)	2.50	01/31/18	676,700
					50,467,346
Total Corporate Convertible Bonds
(Cost $514,321,736)					611,390,039

Corporate Non-Convertible Bonds - 2.3%
Consumer Discretionary - 0.2%
	1,416,000	Jarden Corp.	7.50	05/01/17	1,518,660
	2,138,000	Saks, Inc.	9.88	10/01/11	2,207,485

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$430,000	Time Warner Cable, Inc.	8.25%	04/01/19	$524,634
	2,028,000	WMG Holdings Corp. (h)	9.50	12/15/14	2,078,700
					6,329,479

Energy - 0.1%
	470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	522,656
	582,000	Chesapeake Energy Corp.	7.25	12/15/18	653,295
	337,000	The Williams Cos., Inc.	7.88	09/01/21	420,166
	300,000	Valero Energy Corp.	9.38	03/15/19	384,053
					1,980,170

Financial - 1.4%
	37,334	ADFITECH, Inc.	8.00	03/15/20	26,195
	858,000	Ally Financial, Inc. (g)	2.51	12/01/14	833,292
	615,000	BAC Capital Trust XV (a)(g)	1.11	06/01/56	428,154
	20,000	Bank of America Corp., MTN, Series L (a)	5.65	05/01/18	20,932
	890,000	BankAmerica Capital III (a)(g)	0.87	01/15/27	687,867
	625,000	Cantor Fitzgerald LP (e)	6.38	06/26/15	629,676
	420,000	Capital One Capital V (a)	10.25	08/15/39	458,325
	195,000	Capital One Financial Corp., MTN	5.70	09/15/11	199,342
	60,000	Centro NP, LLC REIT	5.13	09/15/12	57,975
	975,000	Chase Capital II, Series B (g)	0.80	02/01/27	827,077
	1,355,000	Chase Capital III, Series C (a)(g)	0.86	03/01/27	1,144,121
	90,000	CIT Group, Inc. (a)	7.00	05/01/15	91,013
	135,000	Citigroup, Inc.	6.50	08/19/13	147,685
	400,000	Citigroup, Inc. (g)	0.59	11/05/14	390,057
	150,000	Citigroup, Inc.	5.85	08/02/16	162,720
	90,000	Citigroup, Inc. (a)	6.13	05/15/18	98,307
	700,000	Citigroup, Inc. (g)	2.01	05/15/18	701,488
	300,000	Citigroup, Inc.	8.50	05/22/19	370,730
	3,050,000	Citigroup, Inc. (g)	0.86	08/25/36	2,294,259
	94,000	Citigroup, Inc.	6.88	03/05/38	103,633
	340,000	Countrywide Financial Corp., MTN	5.80	06/07/12	357,735
	845,000	Credit Suisse Guernsey, Series 1 (a)(g)	1.00	05/29/49	676,659
	100,000	Credit Suisse New York	5.50	05/01/14	109,689

		Security
	Principal	Description	Rate	Maturity	Value
	$500,000	Credit Suisse New York	6.00%	02/15/18	$531,798
	965,000	Discover Bank BKNT	8.70	11/18/19	1,157,950
	925,000	Duke Realty LP REIT	7.38	02/15/15	1,050,812
	500,000	ERP Operating LP REIT (a)	5.20	04/01/13	534,318
	100,000	Fairfax Financial Holdings, Ltd.	7.75	04/26/12	105,375
	800,000	Farmers Exchange Capital (a)(e)	7.05	07/15/28	804,114
	207,000	General Electric Capital Corp.	5.63	05/01/18	224,120
	100,000	General Electric Capital Corp., MTN (g)	0.51	05/11/16	95,833
	150,000	General Electric Capital Corp., MTN	5.38	10/20/16	163,140
	130,000	General Electric Capital Corp., MTN (g)	0.58	08/07/18	120,895
	1,000,000	General Electric Capital Corp., MTN (g)	0.69	05/05/26	867,798
	1,880,000	General Electric Capital Corp., MTN (g)	0.79	08/15/36	1,475,657
	400,000	General Electric Capital Corp., MTN, Series A (g)	0.57	09/15/14	395,184
	150,000	HBOS PLC, MTN, Series G (e)	6.75	05/21/18	147,012
	100,000	HCP, Inc.	5.38	02/01/21	101,180
	232,000	HCP, Inc. REIT	5.63	05/01/17	245,681
	1,000,000	HCP, Inc., MTN REIT	6.30	09/15/16	1,103,085
	1,250,000	Health Care REIT, Inc.	4.70	09/15/17	1,255,360
	125,000	Health Care REIT, Inc.	4.95	01/15/21	120,517
	60,000	Health Care REIT, Inc. (a)	5.25	01/15/22	58,659
	50,000	Health Care REIT, Inc. (a)	6.50	03/15/41	48,435
	750,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	827,589
	540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	554,833
	1,475,000	International Lease Finance Corp. (e)	6.75	09/01/16	1,585,625
	725,000	JP Morgan Chase Capital XIII, Series M (g)	1.26	09/30/34	612,832

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$450,000	JP Morgan Chase Capital XXIII (g)	1.31%	05/15/47	$375,629
	1,950,000	JPMorgan Chase Capital XXI, Series U (g)	1.25	02/02/37	1,639,854
	1,300,000	Lloyds TSB Bank PLC	4.88	01/21/16	1,341,887
	175,000	Lloyds TSB Bank PLC	6.38	01/21/21	182,699
	3,535,000	MBNA Capital, Series B (a)(g)	1.10	02/01/27	2,732,498
	80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	8.68	05/02/17	86,000
	80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	8.95	05/18/17	86,600
	80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	9.57	06/06/17	88,300
	155,000	Morgan Stanley	6.75	04/15/11	155,380
	40,000	Morgan Stanley (a)	6.60	04/01/12	42,304
	1,645,000	Morgan Stanley	6.00	05/13/14	1,790,788
	90,000	Morgan Stanley	4.20	11/20/14	92,994
	250,000	Morgan Stanley, MTN (a)(g)	0.75	10/18/16	234,123
	115,000	Nationsbank Capital Trust III (a)(g)	0.85	01/15/27	88,972
	2,400,000	Nationwide Mutual Insurance Co. (e)(g)	5.81	12/15/24	2,279,102
	415,000	NB Capital Trust IV (a)	8.25	04/15/27	429,525
	2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,013,865
	770,000	Raymond James Financial, Inc.	8.60	08/15/19	921,956
	49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	52,830
	250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	275,010
	75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	87,505
	200,000	The Goldman Sachs Group, Inc. (g)	0.49	02/06/12	199,953
	250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	274,095

		Security
	Principal	Description	Rate	Maturity	Value
	$405,000	The Goldman Sachs Group, Inc.	6.15%	04/01/18	$439,719
	555,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	645,659
	1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,588,499
	100,000	The Goldman Sachs Group, Inc., MTN, Series B (g)	0.70	07/22/15	97,239
	1,430,000	The Royal Bank of Scotland PLC (a)	3.95	09/21/15	1,432,534
	477,000	Thornburg Mortgage, Inc. (i)	8.00	05/15/13	12,521
	1,100,000	Wachovia Corp. (g)	0.64	10/28/15	1,071,621
	1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (e)	7.50	06/02/14	1,322,986
	15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (a)(e)	6.75	09/02/19	17,239
	170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	173,867
	800,000	ZFS Finance USA Trust IV (e)(g)	5.88	05/09/32	800,033
					48,078,519

Healthcare - 0.1%
	700,000	Boston Scientific Corp.	5.45	06/15/14	747,628
	1,270,000	CHS/Community Health Systems, Inc.	8.88	07/15/15	1,343,025
	1,415,000	Universal Health Services, Inc.	6.75	11/15/11	1,454,822
					3,545,475

Industrial - 0.0%
	1,055,000	AWAS Aviation Capital, Ltd. (e)	7.00	10/15/16	1,060,275
	650,000	Delta Air Lines Pass Through Trust, Series 2001-1 A-2 (a)	7.11	09/18/11	669,500
					1,729,775

Telecommunication Services - 0.1%
	1,700,000	Qwest Communications International, Inc., Series B	7.50	02/15/14	1,731,875
	665,000	Qwest Corp. (a)	7.88	09/01/11	684,950
					2,416,825

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
Utilities - 0.4%
	$1,500,000	Calpine Construction Finance Co. LP and CCFC Finance Corp. (e)	8.00%	06/01/16	$1,642,500
	1,460,000	Edison Mission Energy	7.00	05/15/17	1,178,950
	610,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	680,645
	950,000	Mirant Americas Generation, LLC	9.13	05/01/31	985,625
	500,000	NRG Energy, Inc.	7.38	02/01/16	518,750
	145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	165,515
	1,040,000	PNM Resources, Inc.	9.25	05/15/15	1,180,400
	80,000	Public Service Co. of New Mexico	7.95	05/15/18	90,003
	1,300,000	Puget Energy, Inc. (e)	6.50	12/15/20	1,305,871
	1,385,000	Sabine Pass LNG LP (a)	7.25	11/30/13	1,423,088
	600,000	Sabine Pass LNG LP (e)	7.50	11/30/16	619,500
	2,645,000	Southern Union Co. (a)(g)	7.20	11/01/66	2,539,200
	400,000	Texas-New Mexico Power Co. (e)	9.50	04/01/19	508,296
					12,838,343
Total Corporate Non-Convertible Bonds					76,918,586
(Cost $66,292,792)

Foreign Government Bonds - 0.0%
	10,100,000	Argentina Government International Bond, Series GDP (g)	0.00	12/15/35	1,681,650
Total Foreign Government Bonds					1,681,650
(Cost $484,146)

Interest Only Bonds - 0.0%
	33,561,593	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (g)	0.55	05/15/41	499,829
Total Interest Only Bonds					499,829
(Cost $228,158)

Municipal Bonds - 0.1%
California - 0.0%
	105,000	State of California (a)	7.30	10/01/39	110,801

		Security
	Principal	Description	Rate	Maturity	Value
Illinois - 0.1%
	$1,285,000	State of Illinois	4.07%	01/01/14	$1,286,619
	150,000	State of Illinois (a)	5.67	03/01/18	149,864
	95,000	State of Illinois (a)	5.10	06/01/33	77,128
					1,513,611

Indiana - 0.0%
	100,000	Indianapolis Local Public Improvement Bond Bank, Class F	5.00	01/01/15	105,209
Total Municipal Bonds					1,729,621
(Cost $1,719,678)

Syndicated Loans - 0.1%
	500,000	HCA, Inc.	1.56	11/18/12	497,840
	1,384,268	HCA, Inc.	1.56	11/18/12	1,378,287
Total Syndicated Loans					1,876,127
(Cost $1,824,527)

U.S. Government & Agency Obligations - 2.1%
Agency - 1.5%
	370,000	Federal Farm Credit Bank (a)(g)	0.23	08/08/12	370,092
	25,000,000	FHLMC	1.63	04/26/11	25,027,065
	25,000,000	FNMA	1.88	04/20/12	25,393,450
					50,790,607

Interest Only Bonds - 0.2%
	7,270,825	FNMA, Series 2005-92 US (g)	5.85	10/25/25	875,855
	11,559,450	FNMA, Series 2006-125 SM (a)(g)	6.95	01/25/37	1,869,459
	716,870	FNMA, Series 2006-27 SH (a)(g)	6.45	04/25/36	104,646
	3,751,516	FNMA, Series 2007-68 SC (g)	6.45	07/25/37	572,840
	5,840,956	FNMA, Series 2010-112 PI	6.00	10/25/40	1,036,582
	5,806,132	GNMA, Series 2007-78 SG (g)	6.29	12/20/37	688,154
	6,031,504	GNMA, Series 2008-51 GS (g)	5.98	06/16/38	856,907
	742,100	GNMA, Series 2009-106 KS (a)(g)	6.15	11/20/39	91,626
	5,052,790	GNMA, Series 2010-4 SL (g)	6.15	01/16/40	637,576
					6,733,645

Mortgage Securities - 0.4%
	205,000	FGCI35 - FHLMC TBA	3.50	04/15/26	205,673
	280,000	FGCI35 - FHLMC TBA	3.50	04/15/26	280,919

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$698,998	FHLMC Gold Pool #A95820 (a)	4.00%	12/01/40	$689,079
	243,743	FHLMC Gold Pool #A96411 (a)	4.00	01/01/41	240,132
	176,246	FHLMC Gold Pool #G01864 (a)	5.00	01/01/34	185,256
	163,056	FHLMC Gold Pool #G03640 (a)	5.50	12/01/37	175,638
	193,322	FHLMC Gold Pool #G05866 (a)	4.50	02/01/40	197,767
	596,460	FHLMC Gold Pool #G06242 (a)	4.50	09/01/40	610,177
	210,000	FHLMC Gold Pool #G06361	4.00	03/01/41	207,020
	148,278	FHLMC Gold Pool #G13475 (a)	6.00	01/01/24	161,554
	61,849	FHLMC Gold Pool #H03161 (a)	6.50	08/01/37	68,797
	599,625	FHLMC Gold Pool #J13884 (a)	3.50	12/01/25	602,512
	136,491	FHLMC Pool #1B3413 (g)	5.91	05/01/37	146,199
	13,021	FHLMC Pool #1L0113 (g)	3.27	05/01/35	13,647
	25,757	FHLMC, Series 2433, Class SA (a)(g)	20.27	02/15/32	33,983
	205,000	FHLMC, Series 2929, Class PE (a)	5.00	05/15/33	219,748
	1,054,030	FHLMC, Series 3442, Class MT (g)	0.26	07/15/34	961,450
	620,000	FNCI35 - FNMA TBA	3.50	04/15/26	621,743
	610,000	FNCI35 - FNMA TBA	3.50	04/15/26	611,715
	130,000	FNCL4 - FNMA TBA	4.00	04/15/41	127,888
	975,000	FNCL60 - FNMA TBA	6.00	04/15/41	1,060,465
	205,313	FNMA Pool #254868 (a)	5.00	09/01/33	216,458
	126,830	FNMA Pool #545639 (a)	6.50	04/01/32	143,495
	18,998	FNMA Pool #555177 (g)	2.40	01/01/33	19,885
	3,079	FNMA Pool #673743 (a)(g)	2.76	11/01/32	3,091
	195,408	FNMA Pool #725027 (a)	5.00	11/01/33	206,015
	287,000	FNMA Pool #734922	4.50	09/01/33	295,708

		Security
	Principal	Description	Rate	Maturity	Value
	$169,132	FNMA Pool #735646	4.50%	07/01/20	$178,825
	71,484	FNMA Pool #735861 (a)	6.50	09/01/33	80,876
	64,077	FNMA Pool #735881 (a)	6.00	11/01/34	70,524
	103,954	FNMA Pool #764388 (a)(g)	5.01	03/01/34	110,343
	161,459	FNMA Pool #776708 (a)	5.00	05/01/34	170,225
	17,674	FNMA Pool #841741 (a)(g)	5.15	09/01/35	18,814
	371,101	FNMA Pool #888219	5.50	03/01/37	398,043
	192,882	FNMA Pool #888430	5.00	11/01/33	203,352
	76,280	FNMA Pool #895606 (a)(g)	5.73	06/01/36	81,898
	305,851	FNMA Pool #897164 (a)	6.50	08/01/36	346,705
	376,707	FNMA Pool #962723 (a)	5.50	04/01/38	406,882
	428,370	FNMA Pool #963997	5.50	06/01/38	462,683
	231,614	FNMA Pool #974148	5.50	02/01/38	247,995
	231,343	FNMA Pool #AB1613 (a)	4.00	10/01/40	228,249
	168,194	FNMA Pool #AD0791 (a)	4.76	02/01/20	176,824
	169,191	FNMA Pool #AE0600 (a)	3.97	11/01/20	162,972
	169,281	FNMA Pool #AE0605 (a)	4.67	07/01/20	176,977
	546,806	FNMA Pool #AH3428 (a)	3.50	01/01/26	549,183
	93,278	FNMA, Series 2001-52 YZ (a)	6.50	10/25/31	104,306
	42,125	FNMA, Series 2001-81 QG (a)	6.50	01/25/32	48,595
	225,000	FNMA, Series 2006-4 WE (a)	4.50	02/25/36	226,863
	10,016	GNMA II Pool #080610 (a)(g)	3.38	06/20/32	10,419
	25,919	GNMA II Pool #081136 (a)(g)	2.25	11/20/34	26,778
	33,566	GNMA II Pool #081432 (a)(g)	2.63	08/20/35	34,669
	30,488	GNMA II Pool #81435 (a)(g)	2.63	08/20/35	31,489
	210,000	GNSF40 - GNMA TBA	4.00	04/15/41	210,066
	60,000	GNSF40 - GNMA TBA	4.00	04/15/41	60,019
					13,130,588

U.S. Treasury Securities - 0.0%
	140,000	U.S. Treasury Bill (j)	0.06-0.13	05/05/11	139,988
	320,000	U.S. Treasury Bond (a)	8.00	11/15/21	446,950

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value

	$1,005,000	U.S. Treasury Bond (a)	4.38%	05/15/40	$982,705
	5,000	U.S. Treasury Note (a)	2.25	03/31/16	5,007
	395,000	U.S. Treasury Note	1.88	09/30/17	373,707
					1,948,357

Total U.S. Government & Agency Obligations					72,603,197
(Cost $69,062,004)

Total Fixed Income Securities					1,012,926,748
(Cost $881,224,434)

		Security
	Shares	Description			Value
Rights - 0.0%
	150,000	Comdisco Holding Co., Inc. (b)(k)			18,000
Total Rights					18,000
(Cost $51,260)

Warrants - 0.0%
	49,188	Ford Motor Co. (a)(b)			313,820
Total Warrants					313,820
(Cost $414,753)

Investment Companies - 12.3%
	23,000	American Select Portfolio			236,900
	50,529	BlackRock Credit Allocation Income Trust I, Inc.			462,340
	61,990	BlackRock Floating Rate Income Fund			924,271
	69,698	Eaton Vance Limited Duration Income Fund			1,113,774
	262,335	Energy Select Sector SPDR Fund			20,936,956
	125,350	Invesco Van Kampen Senior Income Trust			643,046
	38,000	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b)			2,091,900
	291,145	iShares Barclays 20+ Year Treasury Bond Fund			26,820,277
	21,000	iShares Barclays TIPS Bond Fund			2,292,360
	224,685	iShares iBoxx $ High Yield Corporate Bond Fund			20,662,033
	451,430	iShares MSCI EAFE Index Fund			27,126,429
	826,520	iShares MSCI Emerging Markets Index Fund			40,243,259
	323,665	iShares Russell 1000 Growth Index Fund			19,572,023
	329,540	iShares Russell 2000 Index Fund (c)(d)			27,737,382
	61,198	PCM Fund, Inc.			671,342
	30,000	PIMCO Income Opportunity Fund			822,000
	98,012	PIMCO Income Strategy Fund II			1,022,265
	35,000	ProShares UltraShort 20+ Year Treasury (a)(b)			1,310,400
	510,455	SPDR Barclays Capital High Yield Bond ETF			20,668,323
	156,170	SPDR Gold Trust (b)			21,835,689
	483,000	SPDR S&P 500 ETF Trust (a)(c)(d)			64,002,330
	109,950	SPDR S&P MidCap 400 ETF Trust			19,741,522

		Security
	Shares	Description			Value
	18,500	Utilities Select Sector SPDR Fund			$590,150
	1,620,410	Vanguard MSCI Emerging Markets ETF			79,270,457
	336,945	Vanguard REIT ETF			19,707,913
	7,400	WisdomTree Japan SmallCap Dividend Fund			318,792
Total Investment Companies					420,824,133
(Cost $411,823,775)

		Security
	Principal	Description	Rate	Maturity	Value

Short-Term Investments - 0.0%
Commercial Paper - 0.0%

	$355,000	BNP Paribas Finance, Inc. (a)(j)	0.21%	04/26/11	354,948
Total Commercial Paper					354,948
(Cost $354,948)
Total Short-Term Investments					354,948
(Cost $354,948)

		Security	Strike	Exp.
	Contracts	Description	Price	Date	Value

Purchased Options - 1.3%
Call Options Purchased - 1.0%

	5,635	Abbott Laboratories	$55.00	08/11	112,700
	1,600	Abbott Laboratories	40.00	01/12	1,488,000
	135	Accenture PLC	30.00	01/12	336,150
	385	Bed Bath & Beyond, Inc.	25.00	01/12	911,488
	275	Costco Wholesale Corp.	40.00	01/12	917,813
	300	CVS Caremark Corp.	25.00	01/12	289,500
	160	CVS Caremark Corp.	20.00	01/12	228,000
	4,995	Intel Corp.	25.00	10/11	74,925
	2,980	Johnson & Johnson	67.50	04/11	5,960
	1,750	Johnson & Johnson	65.00	07/11	24,500
	470	Johnson & Johnson	50.00	01/12	455,900
	970	Johnson & Johnson	45.00	01/12	1,396,800
	2,340	Johnson & Johnson	65.00	01/13	561,600
	1,550	Lowe's Cos., Inc.	15.00	01/12	1,786,375
	1,020	Lowe's Cos., Inc.	15.00	01/13	1,206,150
	4,960	Medtronic, Inc.	40.00	05/11	446,400
	1,500	Merck & Co., Inc.	40.00	01/12	48,000
	1,125	Microsoft Corp.	32.00	10/11	16,875
	1,125	Microsoft Corp.	30.00	10/11	36,000
	830	State Street Corp.	50.00	01/12	199,200
	540	The Bank of New York Mellon Corp.	20.00	01/12	542,700
	450	The Boeing Co.	60.00	01/12	711,000

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2011

		Security	Strike	Exp.
	Contracts	Description	Price	Date	Value
	248	The Boeing Co.	$40.00	01/12	$843,820
	750	The Coca-Cola Co.	45.00	01/12	1,618,125
	105	The Coca-Cola Co.	40.00	01/12	278,250
	720	The Coca-Cola Co.	35.00	01/12	2,266,200
	850	The Procter & Gamble Co.	50.00	01/12	1,000,875
	576	The Procter & Gamble Co.	40.00	01/12	1,239,840
	327	The Walt Disney Co.	25.00	01/12	601,680
	277	United Parcel Service, Inc., Class B	40.00	01/12	952,187
	1,480	Walgreen Co.	30.00	01/12	1,602,100
	535	Walgreen Co.	25.00	01/12	818,550
	900	Walgreen Co.	17.50	01/12	2,047,500
	7,700	Wal-Mart Stores, Inc.	60.00	06/11	15,400
	730	Wal-Mart Stores, Inc.	45.00	01/12	554,800
	1,508	Wal-Mart Stores, Inc.	40.00	01/12	1,843,530
	975	Wal-Mart Stores, Inc.	35.00	01/12	1,672,125
	1,850	Wal-Mart Stores, Inc.	50.00	01/13	1,036,000
	320	Wells Fargo & Co.	30.00	01/12	133,760
	4,460	Wells Fargo & Co.	22.50	01/13	4,723,140
Total Call Options Purchased					35,043,918
(Premiums Paid $33,272,142)

Put Options Purchased - 0.3%
	5,800	iShares Russell 2000 Index Fund	80.00	11/11	3,149,400
	1,350	SPDR S&P 500 ETF Trust	120.00	06/11	170,100
	20,920	SPDR S&P 500 ETF Trust	105.00	12/11	4,832,520
Total Put Options Purchased					8,152,020
(Premiums Paid $14,811,578)
Total Purchased Options					43,195,938
(Premiums Paid $48,083,720)
Total Long Positions - 84.1%					$2,861,605,580
(Cost $2,483,977,307)*
Total Short Positions - (36.3)%					(1,234,099,140)
(Cost $(1,094,964,249))*
Total Written Options - (0.6)%					(21,908,226)
(Premiums Received $(29,599,344))*
Other Assets & Liabilities, Net – 52.8%					1,796,389,781
Net Assets – 100.0%					$3,401,987,995

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value

Short Positions - (36.3)%
Common Stock - (31.0)%
Consumer Discretionary - (5.2)%
(101,700)	ABM Industries, Inc.	$(2,582,163)
(48,000)	Aeropostale, Inc.	(1,167,360)
(6,600)	Amazon.com, Inc.	(1,188,858)
(52,500)	America's Car-Mart, Inc.	(1,353,450)
(31,200)	Best Buy Co., Inc.	(896,064)
(54,100)	Brookdale Senior Living, Inc.	(1,514,800)
(116,100)	Brown Shoe Co., Inc.	(1,418,742)
(367,328)	Callaway Golf Co.	(2,505,177)
(53,800)	CarMax, Inc.	(1,726,980)
(47,500)	Carter's, Inc.	(1,359,925)
(28,000)	Chemed Corp.	(1,865,080)
(57,100)	Coach, Inc.	(2,971,484)
(101,900)	Coinstar, Inc.	(4,679,248)
(44,500)	Core-Mark Holding Co., Inc.	(1,470,725)
(25,800)	Cracker Barrel Old Country Store, Inc.	(1,267,812)
(24,000)	Darden Restaurants, Inc.	(1,179,120)
(60,600)	Dollar General Corp.	(1,899,810)
(46,400)	DreamWorks Animation SKG, Inc., Class A	(1,295,952)
(29,927)	DSW, Inc., Class A	(1,195,883)
(62,000)	Emeritus Corp.	(1,578,520)
(109,377)	Equinix, Inc.	(9,964,245)
(49,800)	Expedia, Inc.	(1,128,468)
(62,000)	Fastenal Co.	(4,019,460)
(44,269)	Ford Motor Co.	(660,051)
(136,739)	Gaylord Entertainment Co.	(4,742,109)
(84,668)	General Motors Co.	(2,627,248)
(78,200)	Genpact, Ltd.	(1,132,336)
(101,700)	Genuine Parts Co.	(5,455,188)
(36,000)	Guess?, Inc.	(1,416,600)
(70,700)	H&R Block, Inc.	(1,183,518)
(58,900)	Hanesbrands, Inc.	(1,592,656)
(53,341)	Hawaiian Holdings, Inc.	(320,579)
(529,100)	Hertz Global Holdings, Inc.	(8,269,833)
(31,400)	hhgregg, Inc.	(420,446)
(59,261)	Home Inns & Hotels Management, Inc., ADR	(2,344,958)
(42,200)	Hospira, Inc.	(2,329,440)
(70,100)	International Game Technology	(1,137,723)
(353,730)	Jakks Pacific, Inc.	(6,844,675)
(107,334)	JetBlue Airways Corp.	(672,984)
(46,500)	K12, Inc.	(1,567,050)
(40,100)	Kohl's Corp.	(2,126,904)
(31,300)	Lamar Advertising Co., Class A	(1,156,222)
(42,900)	Landauer, Inc.	(2,639,208)
(207,913)	Lennar Corp., Class A	(3,767,384)
(35,817)	Live Nation Entertainment, Inc.	(358,170)
(68,800)	LKQ Corp.	(1,658,080)
(55,500)	Lumber Liquidators Holdings, Inc.	(1,386,945)
(31,300)	Magna International, Inc.	(1,499,583)
(23,000)	Marriott International, Inc., Class A	(818,340)
(74,500)	MDC Holdings, Inc.	(1,888,575)
(157,361)	Meritor, Inc.	(2,670,416)
(72,000)	MGM Resorts International	(946,800)
(14,900)	Mobile Mini, Inc.	(357,898)
(80,900)	Navistar International Corp.	(5,607,583)
(3,775)	NetFlix, Inc.	(895,921)
(1,705)	Newell Rubbermaid, Inc.	(32,617)
(35,300)	NIKE, Inc., Class B	(2,672,210)
(81,500)	Nordstrom, Inc.	(3,657,720)
(74,200)	Nu Skin Enterprises, Inc., Class A	(2,133,250)
Shares	Security Description	Value
(95,300)	OfficeMax, Inc.	$(1,233,182)
(100,400)	Orient-Express Hotels, Ltd., Class A	(1,241,948)
(60,300)	Rackspace Hosting, Inc.	(2,583,855)
(470,015)	Regis Corp.	(8,338,066)
(53,900)	Robert Half International, Inc.	(1,649,340)
(23,000)	Royal Caribbean Cruises, Ltd.	(948,980)
(68,300)	Ryland Group, Inc.	(1,085,970)
(106,200)	Skechers U.S.A., Inc., Class A	(2,181,348)
(476,121)	Sonic Automotive, Inc., Class A	(6,670,455)
(69,000)	Staples, Inc.	(1,339,980)
(21,314)	The Goodyear Tire & Rubber Co.	(319,284)
(65,400)	The Jack in the Box, Inc.	(1,483,272)
(175,500)	The Jones Group, Inc.	(2,413,125)
(36,900)	The McGraw-Hill Cos., Inc.	(1,453,860)
(45,100)	The Walt Disney Co.	(1,943,359)
(2,448)	Time Warner Cable, Inc.	(174,640)
(69,300)	Titan Machinery, Inc.	(1,749,825)
(66,900)	TiVo, Inc.	(586,044)
(96,000)	Total System Services, Inc.	(1,729,920)
(35,068)	United Continental Holdings, Inc.	(806,213)
(13,560)	Viacom, Inc., Class B	(630,811)
(1,207,000)	Wal-Mart de Mexico SAB de CV	(3,622,690)
(31,000)	Weight Watchers International, Inc.	(2,173,100)
(64,300)	Westport Innovations, Inc.	(1,413,314)
(9,000)	Wynn Resorts, Ltd.	(1,145,250)
		(178,138,377)

Consumer Staples - (2.0)%
(16,500)	Allergan, Inc.	(1,171,830)
(237,630)	Alliance One International, Inc.	(955,273)
(67,600)	Avon Products, Inc.	(1,827,904)
(39,137)	Bunge, Ltd.	(2,830,779)
(7,682)	China Medical Technologies, Inc.	(89,418)
(62,924)	Chiquita Brands International, Inc.	(965,254)
(58,400)	Coca-Cola Enterprises, Inc.	(1,594,320)
(106,202)	Dole Food Co., Inc.	(1,447,533)
(52,700)	Flowers Foods, Inc.	(1,435,021)
(22,600)	Green Mountain Coffee Roasters, Inc.	(1,460,186)
(28,096)	HeartWare International, Inc.	(2,403,051)
(73,000)	Iron Mountain, Inc.	(2,279,790)
(52,500)	Masimo Corp.	(1,737,750)
(490,000)	Olam International, Ltd.	(1,088,457)
(54,300)	PAREXEL International Corp.	(1,352,070)
(28,700)	Peet's Coffee & Tea, Inc.	(1,380,183)
(23,700)	Pharmasset, Inc.	(1,865,427)
(43,800)	ResMed, Inc.	(1,314,000)
(69,700)	Ritchie Bros. Auctioneers, Inc.	(1,962,055)
(33,600)	Sanderson Farms, Inc.	(1,542,912)
(36,380)	Savient Pharmaceuticals, Inc.	(385,628)
(17,034)	Smithfield Foods, Inc.	(409,838)
(99,900)	Sotheby's	(5,254,740)
(25,700)	The Estee Lauder Cos., Inc.	(2,476,452)
(46,500)	The Hain Celestial Group, Inc.	(1,501,020)
(43,466)	Tootsie Roll Industries, Inc.	(1,232,696)
(31,800)	Tupperware Brands Corp.	(1,898,778)
(31,300)	United Natural Foods, Inc.	(1,402,866)
(574,000)	United Rentals, Inc.	(19,102,720)
(37,700)	Wal-Mart Stores, Inc.	(1,962,285)
(23,000)	Whole Foods Market, Inc.	(1,515,700)
(165,200)	Winn-Dixie Stores, Inc.	(1,179,528)
		(69,025,464)

Energy - (2.0)%
(66,245)	Alliance Oil Co., Ltd., SDR	(1,261,529)
(7,127)	ATP Oil & Gas Corp.	(129,070)
(32,400)	Carrizo Oil & Gas, Inc.	(1,196,532)

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value
(23,043)	Chesapeake Energy Corp.	$(772,401)
(15,500)	Cimarex Energy Co.	(1,786,220)
(11,500)	Concho Resources, Inc.	(1,233,950)
(24,800)	CONSOL Energy, Inc.	(1,330,024)
(280,300)	Covanta Holding Corp.	(4,787,524)
(29,400)	Dresser-Rand Group, Inc.	(1,576,428)
(68,600)	El Paso Corp.	(1,234,800)
(35,700)	Energy Transfer Partners LP	(1,847,832)
(50,197)	Energy XXI Bermuda, Ltd.	(1,711,718)
(10,500)	EOG Resources, Inc.	(1,244,355)
(50,800)	EQT Corp.	(2,534,920)
(137,622)	Exterran Holdings, Inc.	(3,265,770)
(3,000)	First Solar, Inc.	(482,520)
(46,300)	Forest Oil Corp.	(1,751,529)
(59,358)	Goodrich Petroleum Corp.	(1,318,935)
(45,104)	James River Coal Co.	(1,090,164)
(25,100)	Newfield Exploration Co.	(1,907,851)
(47,300)	Northern Oil and Gas, Inc.	(1,262,910)
(24,200)	Oneok, Inc.	(1,618,496)
(44,800)	Peabody Energy Corp.	(3,223,808)
(12,600)	PetroChina Co., Ltd., ADR	(1,918,350)
(77,600)	Petrohawk Energy Corp.	(1,904,304)
(3,010)	Petroleum Development Corp.	(144,510)
(36,853)	Petrominerales, Ltd.	(1,396,575)
(35,629)	Pioneer Natural Resources Co.	(3,631,308)
(71,600)	Range Resources Corp.	(4,185,736)
(33,200)	Rosetta Resources, Inc.	(1,578,328)
(257,120)	SandRidge Energy, Inc.	(3,291,136)
(15,500)	Schlumberger, Ltd.	(1,445,530)
(34,200)	Southwestern Energy Co.	(1,469,574)
(54,000)	Spectra Energy Corp.	(1,467,720)
(390,500)	TransAtlantic Petroleum, Ltd.	(1,210,550)
(61,300)	TransCanada Corp.	(2,484,489)
(31,100)	Ultra Petroleum Corp.	(1,531,675)
(117,109)	Western Refining, Inc.	(1,984,997)

		(68,214,068)

Financial - (5.8)%
(10,628)	Affiliated Managers Group, Inc.	(1,162,384)
(1,720,000)	Agricultural Bank of China, Ltd.	(975,143)
(37,249)	Alexandria Real Estate Equities, Inc. REIT	(2,904,304)
(57,500)	AMB Property Corp. REIT	(2,068,275)
(173,100)	American Equity Investment Life Holding Co.	(2,271,072)
(56,521)	Annaly Capital Management, Inc. REIT	(986,291)
(18,900)	Arch Capital Group, Ltd.	(1,874,691)
(48,096)	Aspen Insurance Holdings, Ltd.	(1,325,526)
(106,400)	Associated Banc-Corp.	(1,580,040)
(27,900)	AvalonBay Communities, Inc. REIT	(3,350,232)
(266,302)	Banco Santander SA, ADR	(3,121,059)
(129,100)	BancorpSouth, Inc.	(1,994,595)
(56,000)	Bank of America Corp.	(746,480)
(1,660,000)	Bank of China, Ltd.	(924,054)
(880,000)	Bank of Communications Co., Ltd.	(968,407)
(178,500)	Barclays PLC, ADR	(3,237,990)
(143,000)	BB&T Corp.	(3,925,350)
(96,000)	BioMed Realty Trust, Inc. REIT	(1,825,920)
(34,300)	Boston Properties, Inc. REIT	(3,253,355)
(1,132,151)	CBIZ, Inc.	(8,162,809)
(1,320,000)	China Citic Bank Corp, Ltd	(960,487)
(1,000,000)	China Construction Bank Corp.	(937,193)
(350,000)	China Merchants Bank Co., Ltd.	(969,654)
(107,000)	Cincinnati Financial Corp.	(3,509,600)

Shares	Security Description	Value
(33,800)	Corporate Office Properties Trust REIT	$(1,221,532)
(143,445)	Cousins Properties, Inc. REIT	(1,197,766)
(45,600)	Cullen/Frost Bankers, Inc.	(2,691,312)
(113,000)	CVB Financial Corp.	(1,052,030)
(64,200)	Deutsche Bank AG	(3,792,294)
(94,400)	Developers Diversified Realty Corp. REIT	(1,321,600)
(58,700)	Digital Realty Trust, Inc. REIT	(3,412,818)
(56,300)	DuPont Fabros Technology, Inc. REIT	(1,365,275)
(46,900)	Eaton Vance Corp.	(1,512,056)
(129,000)	Erste Group Bank AG	(6,509,261)
(16,100)	Federal Realty Investment Trust REIT	(1,313,116)
(175,637)	First Horizon National Corp.	(1,968,891)
(134,500)	First Industrial Realty Trust, Inc. REIT	(1,599,205)
(192,200)	First Midwest Bancorp, Inc.	(2,266,038)
(145,400)	First Potomac Realty Trust REIT	(2,290,050)
(287,900)	Flagstone Reinsurance Holdings SA	(2,593,979)
(33,696)	Forest City Enterprises, Inc., Class A	(634,496)
(59,700)	Glacier Bancorp, Inc.	(898,485)
(614,600)	Gleacher & Co., Inc.	(1,069,404)
(36,600)	Global Payments, Inc.	(1,790,472)
(805,000)	Grupo Financiero Banorte SAB de CV	(3,790,003)
(51,500)	HCP, Inc. REIT	(1,953,910)
(68,939)	Health Care REIT, Inc.	(3,615,161)
(184,200)	Hilltop Holdings, Inc.	(1,849,368)
(70,500)	Horace Mann Educators Corp.	(1,184,400)
(45,600)	Iberiabank Corp.	(2,741,928)
(1,130,000)	Industrial & Commercial Bank of China	(938,452)
(74,800)	Interactive Brokers Group, Inc.	(1,188,572)
(10,900)	IntercontinentalExchange, Inc.	(1,346,586)
(43,000)	International Bancshares Corp.	(788,620)
(31,500)	Investors Real Estate Trust REIT	(299,250)
(69,500)	Jefferies Group, Inc.	(1,733,330)
(67,534)	KeyCorp	(599,702)
(46,700)	Kilroy Realty Corp. REIT	(1,813,361)
(46,100)	Kimco Realty Corp. REIT	(845,474)
(119,078)	KKR Financial Holdings, LLC	(1,165,774)
(36,228)	Knight Capital Group, Inc., Class A	(485,455)
(35,000)	Lazard, Ltd., Class A	(1,455,300)
(45,000)	Lender Processing Services, Inc.	(1,448,550)
(51,300)	Loews Corp.	(2,210,517)
(2,900)	Markel Corp.	(1,201,905)
(37,400)	Mercury General Corp.	(1,463,462)
(180,777)	MF Global Holdings, Ltd.	(1,496,834)
(24,375)	MGIC Investment Corp.	(216,694)
(50,400)	Moody's Corp.	(1,709,064)
(42,700)	Morgan Stanley	(1,166,564)
(25,600)	Morningstar, Inc.	(1,494,528)
(376,616)	National Financial Partners Corp.	(5,555,086)
(130,300)	New York Community Bancorp, Inc.	(2,248,978)
(260,000)	Nordea Bank AB	(2,846,369)
(18,900)	Northern Trust Corp.	(959,175)
(222,600)	Old Republic International Corp.	(2,824,794)
(227,500)	OTP Bank PLC	(6,732,045)
(40,600)	PacWest Bancorp	(883,050)
(34,500)	Park National Corp.	(2,305,290)
(52,500)	Paychex, Inc.	(1,646,400)
(161,400)	People's United Financial, Inc.	(2,030,412)
(56,300)	Platinum Underwriters Holdings, Ltd.	(2,144,467)
(82,800)	Plum Creek Timber Co., Inc. REIT	(3,610,908)
(30,300)	Potlatch Corp. REIT	(1,218,060)
(18,600)	Prudential Financial, Inc.	(1,145,388)
(97,526)	Radian Group, Inc.	(664,152)

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value
(87,943)	RAIT Financial Trust REIT	$(216,340)
(31,200)	Rayonier, Inc. REIT	(1,944,072)
(124,200)	Regions Financial Corp.	(901,692)
(17,400)	Stifel Financial Corp.	(1,249,146)
(145,800)	Susquehanna Bancshares, Inc.	(1,363,230)
(1,428,740)	Synovus Financial Corp.	(3,428,976)
(103,500)	TCF Financial Corp.	(1,641,510)
(74,100)	TD Ameritrade Holding Corp.	(1,546,467)
(326,500)	TFS Financial Corp.	(3,467,430)
(39,800)	The Bank of New York Mellon Corp.	(1,188,826)
(78,600)	The Charles Schwab Corp.	(1,417,158)
(581,469)	The PMI Group, Inc.	(1,569,966)
(98,100)	Umpqua Holdings Corp.	(1,122,264)
(145,200)	Wells Fargo & Co.	(4,602,840)
(8,357)	Wintrust Financial Corp.	(307,120)
(66,200)	Zions Bancorp.	(1,526,572)

		(198,045,938)

Healthcare - (3.1)%
(77,314)	Alere, Inc.	(3,026,070)
(76,900)	Allscripts Healthcare Solutions, Inc.	(1,614,131)
(444,834)	American Medical Systems Holdings, Inc.	(9,626,208)
(52,200)	AMERIGROUP Corp.	(3,353,850)
(6,222)	Beckman Coulter, Inc.	(516,862)
(111,200)	Bio-Reference Labs, Inc.	(2,495,328)
(14,300)	Cerner Corp.	(1,590,160)
(30,300)	Charles River Laboratories International, Inc.	(1,162,914)
(81,500)	Conceptus, Inc.	(1,177,675)
(45,600)	Covance, Inc.	(2,495,232)
(121,400)	Cubist Pharmaceuticals, Inc.	(3,064,136)
(2,989)	Dendreon Corp.	(111,878)
(24,000)	Edwards Lifesciences Corp.	(2,088,000)
(31,500)	Gen-Probe, Inc.	(2,090,025)
(28,343)	Gilead Sciences, Inc.	(1,202,877)
(92,193)	Healthsouth Corp.	(2,302,981)
(84,100)	Human Genome Sciences, Inc.	(2,308,545)
(95,900)	Immunogen, Inc.	(869,813)
(162,900)	Insulet Corp.	(3,358,998)
(96,287)	Kinetic Concepts, Inc.	(5,239,939)
(52,432)	LifePoint Hospitals, Inc.	(2,106,718)
(95,600)	MAKO Surgical Corp.	(2,313,520)
(27,345)	Molina Healthcare, Inc.	(1,093,800)
(421,414)	Mylan, Inc.	(9,553,455)
(49,400)	Myriad Genetics, Inc.	(995,410)
(42,609)	Omnicare, Inc.	(1,277,844)
(45,700)	Patterson Cos., Inc.	(1,471,083)
(178,011)	PSS World Medical, Inc.	(4,832,999)
(94,400)	QIAGEN NV	(1,892,720)
(72,400)	SonoSite, Inc.	(2,412,368)
(28,800)	St. Jude Medical, Inc.	(1,476,288)
(27,100)	STERIS Corp.	(936,034)
(42,200)	Stryker Corp.	(2,565,760)
(27,900)	Teleflex, Inc.	(1,617,642)
(118,536)	Theravance, Inc.	(2,870,942)
(21,700)	Thoratec Corp.	(562,681)
(134,700)	VCA Antech, Inc.	(3,391,746)
(61,023)	Vertex Pharmaceuticals, Inc.	(2,924,832)
(208,900)	Viropharma, Inc.	(4,157,110)
(155,517)	Volcano Corp.	(3,981,235)
(46,794)	West Pharmaceutical Services, Inc.	(2,094,967)
		(104,224,776)

Industrial - (4.8)%
(102,800)	AAR Corp.	(2,849,616)

Shares	Security Description	Value
(72,400)	Aegean Marine Petroleum Network, Inc.	$(590,784)
(486,200)	AirTran Holdings, Inc.	(3,622,190)
(45,800)	Alexander & Baldwin, Inc.	(2,090,770)
(118,000)	Altra Holdings, Inc.	(2,787,160)
(37,500)	American Superconductor Corp.	(932,625)
(125,300)	AMR Corp.	(809,438)
(200,000)	Atlas Copco AB	(5,316,941)
(36,700)	Bristow Group, Inc.	(1,735,910)
(60,300)	Caterpillar, Inc.	(6,714,405)
(100,942)	Cemex SAB de CV, ADR	(901,414)
(22,400)	CH Robinson Worldwide, Inc.	(1,660,512)
(16,100)	Clean Harbors, Inc.	(1,588,426)
(36,600)	Con-way, Inc.	(1,438,014)
(71,500)	Cooper Industries PLC	(4,640,350)
(22,500)	Copa Holdings SA	(1,188,000)
(54,500)	Crown Holdings, Inc.	(2,102,610)
(12,600)	Deere & Co.	(1,220,814)
(53,300)	Donaldson Co., Inc.	(3,266,757)
(194,067)	DryShips, Inc.	(960,632)
(47,000)	Eagle Materials, Inc.	(1,422,220)
(86,800)	Eaton Corp.	(4,812,192)
(79,300)	Emerson Electric Co.	(4,633,499)
(10,400)	Flowserve Corp.	(1,339,520)
(31,520)	Frontline, Ltd.	(780,750)
(52,100)	GATX Corp.	(2,014,186)
(166,998)	Genco Shipping & Trading, Ltd.	(1,798,569)
(49,076)	GenCorp, Inc.	(293,475)
(27,020)	General Cable Corp.	(1,169,966)
(346,200)	General Electric Co.	(6,941,310)
(32,580)	Greenbrier Cos., Inc.	(924,620)
(57,500)	Greif, Inc., Class A	(3,761,075)
(195,640)	Griffon Corp.	(2,568,753)
(19,400)	HMS Holdings Corp.	(1,587,890)
(20,400)	Honeywell International, Inc.	(1,218,084)
(385,700)	Ingersoll-Rand PLC	(18,633,167)
(33,700)	Joy Global, Inc.	(3,329,897)
(124,997)	Kaman Corp.	(4,399,894)
(347)	Kansas City Southern	(18,894)
(31,300)	Lennox International, Inc.	(1,645,754)
(21,600)	Lincoln Electric Holdings, Inc.	(1,639,872)
(94,400)	Lockheed Martin Corp.	(7,589,760)
(29,800)	Manpower, Inc.	(1,873,824)
(15,100)	Martin Marietta Materials, Inc.	(1,354,017)
(37,300)	Matthews International Corp., Class A	(1,437,915)
(15,900)	Mine Safety Appliances Co.	(583,053)
(56,800)	Overseas Shipholding Group, Inc.	(1,825,552)
(37,400)	Owens-Illinois, Inc.	(1,129,106)
(33,900)	Pall Corp.	(1,952,979)
(35,556)	PHH Corp.	(774,054)
(15,200)	Precision Castparts Corp.	(2,237,136)
(23,400)	Roper Industries, Inc.	(2,023,164)
(98,200)	RTI International Metals, Inc.	(3,058,930)
(59,300)	Spirit Aerosystems Holdings, Inc.	(1,522,231)
(75,200)	SuccessFactors, Inc.	(2,939,568)
(17,200)	The Boeing Co.	(1,271,596)
(35,000)	The Shaw Group, Inc.	(1,239,350)
(24,300)	TransDigm Group, Inc.	(2,037,069)
(84,500)	TTM Technologies, Inc.	(1,534,520)
(47,400)	Universal Display Corp.	(2,608,896)
(78,200)	UTi Worldwide, Inc.	(1,582,768)
(43,200)	Valmont Industries, Inc.	(4,508,784)
(26,200)	Wabtec Corp.	(1,777,146)
(107,600)	Waste Management, Inc.	(4,017,784)

		(162,230,157)

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value
Information Technology - (4.4)%
(42,400)	Altera Corp.	$(1,866,448)
(44,100)	Analog Devices, Inc.	(1,736,658)
(34,300)	ANSYS, Inc.	(1,858,717)
(3,500)	Apple, Inc.	(1,219,575)
(116,300)	Aspen Technology, Inc.	(1,742,756)
(54,600)	Automatic Data Processing, Inc.	(2,801,526)
(34,000)	Blackboard, Inc.	(1,232,160)
(82,300)	Broadcom Corp., Class A	(3,240,974)
(34,900)	Cabot Microelectronics Corp.	(1,823,525)
(64,500)	CACI International, Inc., Class A	(3,955,140)
(136,100)	Cadence Design Systems, Inc.	(1,326,975)
(38,300)	Cavium Networks, Inc.	(1,720,819)
(57,400)	Ceva, Inc.	(1,534,302)
(235,399)	Ciena Corp.	(6,110,958)
(19,400)	Citrix Systems, Inc.	(1,425,124)
(18,900)	Cognizant Technology Solutions Corp., Class A	(1,538,460)
(46,800)	CommVault Systems, Inc.	(1,866,384)
(59,000)	Computer Sciences Corp.	(2,875,070)
(30,200)	Concur Technologies, Inc.	(1,674,590)
(60,500)	Constant Contact, Inc.	(2,111,450)
(75,800)	Corning, Inc.	(1,563,754)
(16,900)	Cree, Inc.	(780,104)
(38,711)	CSG Systems International, Inc.	(771,897)
(105,100)	DemandTec, Inc.	(1,383,116)
(41,400)	Digital River, Inc.	(1,549,602)
(359,100)	Earthlink, Inc.	(2,811,753)
(62,600)	Electronic Arts, Inc.	(1,222,578)
(62,100)	EMC Corp.	(1,648,755)
(85,500)	Finisar Corp.	(2,103,300)
(24,000)	Informatica Corp.	(1,253,520)
(150,900)	Intersil Corp., Class A	(1,878,705)
(52,700)	Linear Technology Corp.	(1,772,301)
(87,300)	Marvell Technology Group, Ltd.	(1,357,515)
(46,300)	Mellanox Technologies, Ltd.	(1,168,149)
(129,607)	Mentor Graphics Corp.	(1,896,150)
(27,100)	Microchip Technology, Inc.	(1,030,071)
(25,436)	Micron Technology, Inc.	(291,497)
(168,500)	Mindspeed Technologies, Inc.	(1,425,510)
(60,500)	National Semiconductor Corp.	(867,570)
(169,200)	NetApp, Inc.	(8,152,056)
(1,221,127)	ON Semiconductor Corp.	(12,052,524)
(51,400)	Pegasystems, Inc.	(1,950,116)
(187,270)	Photronics, Inc.	(1,679,812)
(70,800)	Pitney Bowes, Inc.	(1,818,852)
(13,000)	Quality Systems, Inc.	(1,083,420)
(720,100)	Quantum Corp.	(1,814,652)
(107,600)	Radisys Corp.	(931,816)
(295,500)	Rambus, Inc.	(5,850,900)
(85,100)	RightNow Technologies, Inc.	(2,663,630)
(111,200)	Rovi Corp.	(5,965,880)
(22,300)	Salesforce.com, Inc.	(2,978,834)
(12,300)	SanDisk Corp.	(566,907)
(39,300)	Sourcefire, Inc.	(1,081,143)
(89,300)	Symantec Corp.	(1,655,622)
(33,700)	Synchronoss Technologies, Inc.	(1,171,075)
(110,500)	SYNNEX Corp.	(3,616,665)
(351,200)	Take-Two Interactive Software, Inc.	(5,397,944)
(362,100)	Terremark Worldwide, Inc.	(6,879,900)
(112,074)	THQ, Inc.	(511,057)
(47,500)	Ultimate Software Group, Inc.	(2,790,625)
(5,638)	Unisys Corp.	(176,018)
(35,100)	Varian Semiconductor Equipment Associates, Inc.	(1,708,317)

Shares	Security Description	Value
(32,100)	Veeco Instruments, Inc.	$(1,631,964)
(27,314)	Verigy, Ltd.	(384,854)
(50,767)	VeriSign, Inc.	(1,838,273)
(11,200)	VMware, Inc., Class A	(913,248)
(115,800)	Xerox Corp.	(1,233,270)

		(148,936,832)

Materials - (1.3)%
(21,028)	AngloGold Ashanti, Ltd., ADR	(1,008,293)
(2,350)	APERAM	(93,977)
(47,000)	ArcelorMittal	(1,699,050)
(40,400)	Avery Dennison Corp.	(1,695,184)
(76,400)	Balchem Corp.	(2,866,528)
(57,600)	BHP Billiton, Ltd., ADR	(5,522,688)
(27,000)	Ecolab, Inc.	(1,377,540)
(35,400)	Freeport-McMoRan Copper & Gold, Inc.	(1,966,470)
(34,200)	Goldcorp, Inc.	(1,703,160)
(29,400)	International Flavors & Fragrances, Inc.	(1,831,620)
(57,000)	International Paper Co.	(1,720,260)
(215,673)	Jaguar Mining, Inc.	(1,125,813)
(40,720)	Kaiser Aluminum Corp.	(2,005,460)
(42,300)	Kraton Performance Polymers, Inc.	(1,617,975)
(3,208)	Molycorp, Inc.	(192,544)
(12,800)	NewMarket Corp.	(2,025,216)
(17,114)	Newmont Mining Corp.	(934,082)
(106,815)	Northgate Minerals Corp.	(288,400)
(15,000)	POSCO, ADR	(1,714,350)
(43,786)	Sterlite Industries India, Ltd., ADR	(676,056)
(79,224)	Stillwater Mining Co.	(1,816,606)
(22,300)	The Mosaic Co.	(1,756,125)
(428,562)	Uranium One, Inc.	(1,679,769)
(59,000)	Vale SA, ADR	(1,967,650)
(78,900)	Vulcan Materials Co.	(3,597,840)
		(42,882,656)

Telecommunication Services - (1.6)%
(172,785)	Alaska Communications Systems Group, Inc.	(1,840,160)
(46,000)	American Tower Corp., Class A	(2,383,720)
(884)	AOL, Inc.	(17,265)
(13,560)	CBS Corp., Class B	(339,542)
(355,500)	Clearwire Corp., Class A	(1,987,245)
(55,900)	Comtech Telecommunications Corp.	(1,519,362)
(45,300)	DigitalGlobe, Inc.	(1,269,759)
(54,063)	InterDigital, Inc.	(2,579,346)
(310,500)	Ixia	(4,930,740)
(69,900)	John Wiley & Sons, Inc., Class A	(3,553,716)
(39,400)	Juniper Networks, Inc.	(1,657,952)
(859,528)	Level 3 Communications, Inc.	(1,263,506)
(249,500)	Limelight Networks, Inc.	(1,786,420)
(28,500)	LogMeIn, Inc.	(1,201,560)
(4,852)	Nielsen Holdings NV	(132,508)
(36,000)	NII Holdings, Inc.	(1,500,120)
(18,400)	OpenTable, Inc.	(1,956,840)
(33,300)	Rogers Communications, Inc., Class B	(1,212,120)
(63,600)	SAVVIS, Inc.	(2,358,924)
(93,410)	SBA Communications Corp., Class A	(3,706,509)
(18,600)	Sina Corp.	(1,990,944)
(1,041,573)	Sirius XM Radio, Inc.	(1,729,011)
(56,600)	Sycamore Networks, Inc.	(1,382,738)
(27,200)	Thomson Reuters Corp.	(1,067,328)
(9,694)	Time Warner, Inc.	(346,076)
(277,300)	Virgin Media, Inc.	(7,706,167)

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value
(39,556)	WebMD Health Corp.	$(2,113,082)
(91,700)	World Wrestling Entertainment, Inc., Class A	(1,152,669)

		(54,685,329)

Utilities - (0.8)%
(62,200)	Aqua America, Inc.	(1,423,758)
(44,300)	Black Hills Corp.	(1,481,392)
(67,400)	Consolidated Edison, Inc.	(3,418,528)
(54,900)	DPL, Inc.	(1,504,809)
(30,000)	EnerNOC, Inc.	(573,300)
(35,200)	Integrys Energy Group, Inc.	(1,777,952)
(45,200)	National Fuel Gas Co.	(3,344,800)
(33,800)	Northwest Natural Gas Co.	(1,559,194)
(51,400)	Otter Tail Corp.	(1,168,322)
(135,800)	Pepco Holdings, Inc.	(2,532,670)
(56,500)	Southern Co.	(2,153,215)
(109,800)	The Empire District Electric Co.	(2,392,542)
(110,200)	Westar Energy, Inc.	(2,911,484)
(60,300)	WGL Holdings, Inc.	(2,351,700)
		(28,593,666)

Total Common Stock (Cost $(934,213,589))	(1,054,977,263)

Principal	Security Description	Rate	Maturity	Value

U.S. Treasury Securities - (0.7)%
$(5,000,000)	U.S. Treasury Bond	4.63%	02/15/40	(5,099,220)
(300,000)	U.S. Treasury Note	3.63	08/15/19	(310,172)
(16,250,000)	U.S. Treasury Note	3.63	02/15/20	(16,694,340)

Total U.S. Treasury Securities (Cost $(21,497,451))	(22,103,732)

Shares	Security Description	Value

Investment Companies - (4.6)%
(142,000)	iShares FTSE/Xinhua China 25 Index Fund	(6,384,320)
(34,000)	iShares MSCI All Peru Capped Index Fund	(1,552,100)
(220,000)	iShares MSCI Australia Index Fund	(5,856,400)
(65,000)	iShares MSCI Brazil Index Fund	(5,036,200)
(67,000)	iShares MSCI Canada Index Fund	(2,253,880)
(312,000)	iShares MSCI Hong Kong Index Fund	(5,906,160)
(13,000)	iShares MSCI South Korea Index Fund	(836,550)
(275,520)	iShares Russell 2000 Index Fund	(23,190,518)
(54,000)	Market Vectors Russia ETF	(2,247,480)
(152,000)	Powershares QQQ	(8,729,360)
(412,800)	SPDR S&P 500 ETF Trust	(54,700,128)
(75,000)	SPDR S&P Metals & Mining ETF	(5,571,000)
(175,780)	SPDR S&P MidCap 400 ETF Trust	(31,561,299)
(49,500)	SPDR S&P Oil & Gas Exploration & Production ETF	(3,192,750)

Total Investment Companies (Cost $(139,253,209))	(157,018,145)

Total Short Positions - (36.3)% (Cost $(1,094,964,249))	$(1,234,099,140)

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.6)%

Call Options Written - (0.2)%
(2,900)	iShares Russell 2000 Index Fund	$81.00	11/11	$(2,388,150)
(462)	Royal Caribbean Cruises, Ltd.	60.00	01/12	(61,446)
(8,370)	SPDR S&P 500 ETF Trust	140.00	12/11	(3,590,730)
(160)	The Goldman Sachs Group, Inc.	190.00	01/12	(61,600)
(175)	United Parcel Service, Inc., Class B	75.00	07/11	(43,575)
(800)	Wells Fargo & Co.	40.00	01/12	(56,000)

Total Call Options Written (Premiums Received $(4,963,339))				(6,201,501)
Put Options Written - (0.4)%
(115)	Abbott Laboratories	50.00	08/11	(33,235)
(245)	Abbott Laboratories	50.00	01/13	(176,400)
(265)	American Express Co.	39.00	04/11	(2,120)
(340)	American Express Co.	45.00	01/12	(151,300)
(125)	American Express Co.	40.00	01/12	(32,500)
(170)	American International Group, Inc.	40.00	01/12	(96,900)
(50)	Apple, Inc.	345.00	01/12	(185,000)
(25)	Apple, Inc.	320.00	01/12	(65,750)
(57)	Apple, Inc.	300.00	01/12	(109,440)
(25)	Apple, Inc.	280.00	01/12	(35,000)
(2,000)	Bank of America Corp.	10.00	01/12	(96,000)
(110)	Baxter International, Inc.	50.00	08/11	(22,000)
(500)	Bed Bath & Beyond, Inc.	45.00	08/11	(98,000)
(579)	Berkshire Hathaway, Inc., Class B	75.00	01/12	(185,280)
(285)	Best Buy Co., Inc.	35.00	01/12	(222,300)
(285)	Best Buy Co., Inc.	30.00	01/12	(118,275)
(325)	BP PLC, ADR	45.00	01/12	(176,800)
(700)	California Pizza Kitchen, Inc.	15.00	07/11	(59,500)
(335)	CarMax, Inc.	32.50	01/12	(147,400)
(275)	Cisco Systems, Inc.	22.00	07/11	(134,750)
(1,150)	Citigroup, Inc.	4.50	06/11	(27,600)
(1,150)	Citigroup, Inc.	4.00	01/12	(29,900)
(340)	Costco Wholesale Corp.	62.50	01/12	(67,660)
(250)	CVS Caremark Corp.	35.00	08/11	(62,125)
(450)	CVS Caremark Corp.	35.00	01/12	(166,500)
(750)	Dell, Inc.	15.00	01/12	(135,000)
(215)	Family Dollar Stores, Inc.	45.00	01/12	(49,450)

Contracts	Security Description	Strike Price	Exp. Date	Value
(30)	First Solar, Inc.	$115.00	09/11	$(12,900)
(165)	General Dynamics Corp.	75.00	01/12	(106,425)
(555)	Intel Corp.	22.50	01/13	(274,725)
(34)	International Business Machines Corp.	130.00	01/12	(11,900)
(135)	International Business Machines Corp.	120.00	01/12	(31,725)
(5,800)	iShares Russell 2000 Index Fund	70.00	11/11	(1,542,800)
(3,900)	Johnson & Johnson	45.00	01/13	(764,400)
(100)	JPMorgan Chase & Co.	45.00	01/12	(42,000)
(285)	JPMorgan Chase & Co.	35.00	01/12	(36,765)
(210)	Kohl's Corp.	50.00	04/11	(3,150)
(240)	Kohl's Corp.	50.00	01/12	(88,800)
(290)	Lockheed Martin Corp.	75.00	01/12	(133,400)
(430)	Macy's, Inc.	22.50	01/12	(99,760)
(170)	McDonald's Corp.	75.00	01/12	(83,300)
(430)	Medtronic, Inc.	45.00	01/12	(327,875)
(870)	Medtronic, Inc.	35.00	01/12	(179,655)
(170)	Merck & Co., Inc.	35.00	07/11	(47,090)
(725)	Merck & Co., Inc.	30.00	01/12	(121,800)
(1,450)	Merck & Co., Inc.	25.00	01/12	(85,550)
(100)	Microsoft Corp.	30.00	07/11	(47,500)
(450)	Microsoft Corp.	25.00	01/13	(164,250)
(175)	Mohawk Industries, Inc.	50.00	05/11	(6,563)
(1,200)	Northern Trust Corp.	50.00	01/12	(522,000)
(215)	Patterson Cos., Inc. (f)	24.00	04/11	(215)
(200)	PepsiCo, Inc.	65.00	01/12	(98,000)
(270)	Royal Caribbean Cruises, Ltd.	38.00	06/11	(53,190)
(462)	Royal Caribbean Cruises, Ltd.	50.00	01/12	(555,555)
(5,230)	SPDR S&P 500 ETF Trust	124.00	12/11	(3,211,220)
(20,920)	SPDR S&P 500 ETF Trust	75.00	12/11	(899,560)
(2,860)	Sprint Nextel Corp.	4.00	01/12	(102,960)
(1,600)	State Street Corp.	30.00	01/12	(126,400)
(240)	Target Corp.	52.50	01/12	(142,800)
(200)	The Bank of New York Mellon Corp.	30.00	01/12	(64,000)
(920)	The Bank of New York Mellon Corp.	25.00	01/12	(120,520)
(100)	The Boeing Co.	70.00	05/11	(13,700)
(220)	The Boeing Co.	70.00	01/12	(129,800)
(115)	The Coca-Cola Co.	60.00	05/11	(2,300)
(160)	The Goldman Sachs Group, Inc.	145.00	01/12	(137,600)

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value
(300)	The Procter & Gamble Co.	$60.00	04/11	$(6,000)
(450)	The Walt Disney Co.	33.00	04/11	(1,125)
(300)	The Walt Disney Co.	35.00	01/12	(43,500)
(110)	Union Pacific Corp.	80.00	05/11	(2,200)
(725)	USG Corp.	15.00	01/12	(150,437)
(350)	Wal-Mart Stores, Inc.	65.00	01/12	(485,625)
(1,850)	Wal-Mart Stores, Inc.	55.00	01/12	(962,000)
(160)	Waste Management, Inc.	37.50	01/12	(49,600)
(650)	Wells Fargo & Co.	35.00	01/12	(347,750)
(1,225)	Wells Fargo & Co.	30.00	01/12	(340,550)
(800)	Wells Fargo & Co.	25.00	01/12	(98,400)
(320)	Wells Fargo & Co.	27.50	01/13	(113,600)
(115)	Whirlpool Corp.	80.00	06/11	(27,600)

Total Put Options Written (Premiums Received $(24,636,005))	(15,706,725)

Total Written Options - (0.6)% (Premiums Received $(29,599,344))	$(21,908,226)

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

ADR	American Depository Receipt
BKNT	Bank Note
CEA	Credit Enhancement Agreement
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to put option written by the Fund.
(d)	Subject to call option written by the Fund.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $197,663,494 or 5.8% of net assets.
(f)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $23,100,647 or 0.7% of net assets.
(g)	Variable rate security. Rate presented is as of March 31, 2011.
(h)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2011.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Rate presented is yield to maturity.
(k)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2011, is as follows:

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Receive Rate	Termination Date	Notional Amount	Net Unrealized Appreciation
Barclays	Index ABS CDS	Sell	0.76%	01/25/38	$(2,353,555)	$294,178

The aggregate cash/securities held as collateral for the above Barclays counterparty was  $1,242,848 as of March 31, 2011.  The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

AFA
At March 31, 2011, the Fund held the following futures contracts:

Long (Short) Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

19	U.S. 10-year Note Future	06/30/11	$2,252,446	$9,148
5	U.S. Ultra Bond Future	06/30/11	620,952	(3,139)

(2)	3-Month Euro$ Future	06/13/11	(485,397)	(12,803)
(2)	3-Month Euro$ Future	09/19/11	(483,747)	(13,953)
(2)	3-Month Euro$ Future	12/19/11	(482,148)	(14,827)
(2)	3-Month Euro$ Future	03/19/12	(480,998)	(14,727)
(2)	3-Month Euro$ Future	06/18/12	(479,948)	(14,027)
(5,500)	Russell 2000 Mini Future	06/17/11	(448,490,270)	(14,444,730)
(1,300)	S&P 500 Emini Future	06/17/11	(85,182,500)	(682,500)
(37)	U.S. 10-year Note Future	06/30/11	(4,404,534)	378
(40)	U.S. 2-year Note Future	06/30/11	(8,736,248)	11,248
(125)	U.S. 5-year Note Future	06/30/11	(14,633,600)	34,967
(20)	U.S. Long Bond Future	06/30/11	(2,408,124)	4,374

$(563,394,116)	$(15,140,591)
AFA

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

*Cost for federal income tax purposes is $1,452,404,308 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$398,152,778
Gross Unrealized Depreciation	(244,958,872)
Net Unrealized Appreciation	$153,193,906

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$287,911,499	$-	$-	$287,911,499
Consumer Staples	202,700,054	-	-	202,700,054
Energy	73,947,849	-	-	73,947,849
Financial	192,513,263	-	-	192,513,263
Healthcare	165,441,593	-	-	165,441,593
Industrial	100,902,088	-	-	100,902,088
Information Technology	162,815,344	-	-	162,815,344
Materials	14,027,672	-	-	14,027,672
Telecommunication Services	84,013,523	-	-	84,013,523
Utilities	37,551,781	-	-	37,551,781
Preferred Stock
Consumer Discretionary	9,463,275	-	-	9,463,275
Consumer Staples	2,430,829	-	-	2,430,828
Energy	8,655,922	1,355,189	-	10,011,111
Financial	19,951,542	-	2,704,826	22,656,368
Healthcare	11,330,804	-	-	11,330,804
Industrial	2,027,001	-	-	2,027,001
Information Technology	286,468	-	-	286,468
Materials	1,629,388	-	-	1,629,388
Telecommunication Services	173,660	-	-	173,660
Utilities	2,138,423	-	-	2,138,423
Asset Backed Obligations	-	242,092,669	4,135,030	246,227,699
Corporate Convertible Bonds	-	595,389,933	16,000,106	611,390,039
Corporate Non-Convertible Bonds	-	76,657,686	260,900	76,918,586
Foreign Government Bonds	-	1,681,650	-	1,681,650
Interest Only Bonds	-	499,829	-	499,829
Municipal Bonds	-	1,729,621	-	1,729,621
Syndicated Loans	-	1,876,127	-	1,876,127
U.S. Government & Agency Obligations	-	72,603,197	-	72,603,197
Rights	18,000	-	-	18,000
Warrants	313,820	-	-	313,820
Investment Companies	420,824,133	-	-	420,824,133
Commercial Paper	-	354,948	-	354,948
Purchased Options	43,195,938	-	-	43,195,938
Total Investments At Value	$1,844,263,869	$994,240,849	$23,100,862	$2,861,605,580

Other Financial Instruments**
Credit Default Swaps	-	294,178	-	294,178
Futures	60,115	-	-	60,115
Total Other Financial Instruments	$60,115	$294,178	$-	$354,293
Total Assets	$1,844,323,984	$994,535,027	$23,100,862	$2,861,959,873

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(1,052,319,158)	$(2,658,105)	$-	$(1,054,977,263)
U.S. Government & Agency Obligations	-	(22,103,732)	-	(22,103,732)
Investment Companies	(157,018,145)	-	-	(157,018,145)
Total Securities Sold Short	$(1,209,337,303)	$(24,761,837)	$-	$(1,234,099,140)
Other Financial Instruments**

Written Options	(21,908,011)	-	(215)	(21,908,226)
Futures	(15,200,706)	-	-	(15,200,706)

Total Other Financial Instruments	$(37,108,717)	$-	$(215)	$(37,108,932)
Total Liabilities	$(1,246,446,020)	$(24,761,837)	$(215)	$(1,271,208,072)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Preferred Stock	Written Options

Balance as of 03/31/10	$-	$9,549,732	$27,814	$-	$-
Accrued Accretion / (Amortization)	-	(56,169)	(20,492)	-	-
Realized Gain / (Loss)	-	3,093,697	-	-	-
Change in Unrealized Appreciation / (Depreciation)	-	(1,484,004)	18,873	-	-
Purchases	-	5,268,228	-	-	-
Sales	-	(16,371,484)	-	-	-
Transfers In / (Out)	4,135,030	16,000,106	234,705	2,704,826	(215)
Balance as of 03/31/11	$4,135,030	$16,000,106	$260,900	$2,704,826	$(215)
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/11***	$269,246	$388,079	$20,900	$158,619	$27,925

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

		Security
	Shares	Description	Value
Long Positons - 76.9%
Equity Securities - 34.2%
Common Stock - 33.2%
Consumer Discretionary - 8.7%
	150,508	Accuride Corp. (a)(b)	$2,090,556
	107,179	Best Buy Co., Inc.	3,078,181
	425,845	Byd Co., Ltd., Class H (a)	1,631,433
	84,105	Cooper-Standard Holding, Inc. (a)	3,805,751
	213,432	Ford Motor Co. (a)	3,182,271
	135,541	General Motors Co. (a)	4,205,837
	89,491	Great Canadian Gaming Corp. (a)	711,682
	55,267	Las Vegas Sands Corp. (a)	2,333,373
	57,000	Liberty Media Corp. - Starz, Class A (a)	4,423,200
	182,802	Nevada Gold & Casinos, Inc. (a)	197,426
	6,083	NVR, Inc. (a)(b)	4,598,748
	38,367	Red Robin Gourmet Burgers, Inc. (a)	1,032,072
	1,256,709	Sky City Entertainment Group, Ltd.	3,240,977
	147,879	Susser Holdings Corp. (a)(b)	1,935,736
	85,274	Target Corp.	4,264,553
	6,524	Tata Motors, Ltd., ADR	181,302
	341,913	The Gap, Inc.	7,747,749
	317,500	Tigrent, Inc. (a)	21,907
	127,189	United Continental Holdings, Inc. (a)	2,924,075
			51,606,829
Consumer Staples - 2.4%
	124,380	Coca-Cola Enterprises, Inc.	3,395,574
	67,904	Ingles Markets, Inc., Class A	1,345,178
	499,644	QLT, Inc. (a)	3,472,526
	16,593	Viterra, Inc.	201,273
	110,948	Wal-Mart Stores, Inc.	5,774,843
			14,189,394
Energy - 8.2%
	100,459	Canadian Oil Sands, Ltd.	3,385,245
	64,334	Energy Partners, Ltd. (a)	1,158,012
	128,065	Exterran Holdings, Inc. (a)(b)	3,038,982
	112,174	Helix Energy Solutions Group, Inc. (a)	1,929,393
	12,211	Imperial Oil, Ltd.	623,964
	11,956	Imperial Oil, Ltd.	610,593
	23,498	McMoRan Exploration Co. (a)	416,150
	35,402	MEG Energy Corp. (a)	1,791,462
	22,661	Mitcham Industries, Inc. (a)	309,323
	391,675	North Atlantic Drilling, Ltd. (a)(c)	704,700
	26,549	Petroleo Brasileiro SA, ADR	943,551
	4,080,572	Primary Energy Recycling Corp. (a)	5,639,986
	104,860	SEACOR Holdings, Inc. (a)(b)	9,695,356
	242,627	Sunoco, Inc. (b)	11,061,365
	200,000	The Williams Cos., Inc.	6,236,000
	26,658	Valero Energy Corp.	794,941
			48,339,023
Financial - 4.6%
	163,445	Coventree, Inc. (a)	504,075

		Security
	Shares	Description	Value
	211,120	First Republic Bank (a)	$6,525,719
	252,905	Hilltop Holdings, Inc. (a)(b)	2,539,166
	13,049	Ichigo Group Holdings Co., Ltd. (a)	1,473,072
	100,869	Lender Processing Services, Inc.	3,246,973
	192,357	MI Developments, Inc., Class A	5,574,506
	257,994	Mitsubishi UFJ Financial Group, Inc., ADR	1,186,772
	337,263	Nomura Holdings, Inc., ADR	1,753,768
	43,816	Shore Capital Group, Ltd.	21,966
	1,633,771	Signature Group Holdings, Inc. (a)	1,089,725
	151,880	Symetra Financial Corp.	2,065,568
	868,600	Urbana Corp., Non Voting Class A (a)	1,200,540
	11,958	Walter Investment Management Corp. REIT	192,883
			27,374,733
Healthcare - 0.8%
	378,813	Boston Scientific Corp. (a)	2,723,666
	123,741	Furiex Pharmaceuticals, Inc. (a)	2,088,748
			4,812,414
Industrial - 0.2%
	4,424	Graham Packaging Co., Inc. (a)	77,110
	20,710	PHI, Inc. (a)	458,105
	166,287	Timberwest Forest Corp. (a)	934,775
			1,469,990
Information Technology - 3.6%
	719,000	CareView Communications, Inc. (a)	1,330,150
	559,541	Dell, Inc. (a)	8,118,940
	404,948	Microsoft Corp. (b)	10,269,481
	43,039	Oracle Corp.	1,436,212
			21,154,783
Materials - 3.1%
	4,053	AbitibiBowater, Inc. (a)	108,904
	32,025	Boise, Inc. (a)	293,349
	28,865	Domtar Corp. (b)	2,649,230
	20,349	Goldcorp, Inc. (b)	1,013,380
	19,190	Goldcorp, Inc.	956,828
	197,398	Kinross Gold Corp. (b)	3,109,018
	43,474	Kirkland Lake Gold, Inc. (a)	606,708
	15,307	Monsanto Co.	1,106,084
	93,412	Newmont Mining Corp. (b)	5,098,427
	29,502	Pan American Silver Corp.	1,095,409
	34,071	Rubicon Minerals Corp. (a)	176,417
	236,127	San Gold Corp. (a)	623,502
	299,276	Sprott Resource Corp. (a)	1,657,671
			18,494,927
Telecommunication Services - 1.6%
	235,189	Cisco Systems, Inc.	4,033,491
	180,500	Vodafone Group PLC, ADR	5,189,375
			9,222,866
Total Common Stock	(Cost $169,372,110)		196,664,959

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Shares	Description	Rate		Value
Preferred Stock - 1.0%
Consumer Discretionary - 1.0%
104,319	General Motors Co., Series B	4.75%		$5,028,176
140,000	Motors Liquidation Co., Series B	5.25		1,023,750
				6,051,926
Utilities - 0.0%
1,300	PPL Corp.	9.50		68,770
Total Preferred Stock (Cost $6,532,270)				6,120,696
Total Equity Securities (Cost $175,742,489)				202,785,655
	Security
Principal	Description	Rate	Maturity	Value

Fixed Income Securities - 17.5%
Asset-Backed Obligations - 3.1%
$189,213	ACE Securities Corp., Series 2007-HE1 A2A (d)	0.34%	01/25/37	72,155
169,552	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (d)	3.21	03/25/36	112,527
188,487	Adjustable Rate Mortgage Trust, Series 2007-1 1A1 (d)	2.99	03/25/37	113,631
317,036	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (d)	0.40	03/25/37	147,075
134,028	Aerco, Ltd., Series 2A A3 (c)(d)	0.72	07/15/25	108,563
60,484	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (c)(d)(e)	0.52	06/14/37	54,587
100,000	Alta Wind Holdings, LLC (c)	7.00	06/30/35	105,635
20,000	American Airlines Pass Through Trust, Series 2001-02	7.86	10/01/11	20,674
157,340	American Home Mortgage Assets, Series 2007-1 A1 (d)	1.01	02/25/47	79,195
89,000	Argent Securities, Inc., Series 2005-W5 A2D (d)	0.57	01/25/36	41,174
115,000	Astoria Depositor Corp. (b)(c)	8.14	05/01/21	112,700

	Security
Principal	Description	Rate	Maturity	Value
$78,880	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (c)(d)(e)	0.56%	11/14/33	$69,020
141,381	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	108,407
122,156	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (d)	2.77	05/25/35	82,967
204,574	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (d)	3.05	03/25/36	115,769
132,133	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (d)	0.44	05/25/36	69,324
256,940	Bear Stearns Mortgage Funding Trust, Series 2006-AR3 2A1 (d)	0.45	11/25/36	157,889
265,000	Brazos Higher Education Authority, Series 2010-1 A2 (d)	1.51	02/25/35	253,251
125,000	Carrington Mortgage Loan Trust, Series 2007-FRE1 A3 (d)	0.51	02/25/37	49,987
400,000	Centex Home Equity, Series 2006-A AV4 (d)	0.50	06/25/36	265,546
204,167	Chaseflex Trust, Series 2007-M1 1A2 (d)	0.48	08/25/37	112,823
75,066	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (d)	5.72	07/25/37	56,447
500,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (d)	0.45	01/25/37	264,722
300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (d)	1.30	07/25/37	176,812
545,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (d)	1.55	07/25/37	243,205

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$105,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4	5.32%	12/11/49	$110,512
74,642	Citimortgage Alternative Loan Trust, Series 2007-A1 1A7	6.00	01/25/37	56,332
58,803	Conseco Finance, Series 2001-D A5 (d)	6.69	11/15/32	60,031
67,523	Continental Airlines Pass Through Trust, Series 2007-1 A	5.98	04/19/22	70,224
46,969	Continental Airlines Pass Through Trust, Series 2009-1	9.00	07/08/16	54,014
88,593	Coso Geothermal Power Holdings (c)	7.00	07/15/26	72,171
323,658	Countrywide Alternative Loan Trust, Series 2005-27 2A1 (d)	1.66	08/25/35	193,436
206,780	Countrywide Alternative Loan Trust, Series 2005-36 2A1A (d)	0.56	08/25/35	106,832
91,601	Countrywide Alternative Loan Trust, Series 2005-72 A1 (d)	0.52	01/25/36	60,766
178,713	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (d)	1.15	08/25/46	107,571
314,516	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (d)	0.41	02/25/47	204,697
46,690	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (d)	0.34	04/25/47	44,492
300,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (d)	0.37	06/25/47	252,567

	Security
Principal	Description	Rate	Maturity	Value
$221,079	Countrywide Asset-Backed Certificates, Series 2007-13 2A2 (d)	1.05%	10/25/47	$161,402
159,896	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (d)	3.02	04/20/35	111,824
70,032	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (d)	5.39	06/25/47	53,524
45,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	47,310
36,012	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB2 AF2 (f)	5.50	12/25/36	25,421
250,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (d)	0.36	10/25/36	210,519
600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2C (d)	0.40	10/25/36	145,402
250,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (d)	0.40	11/25/36	109,562
98,016	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	99,976
50,000	Delta Air Lines Pass Through Trust, Series 2002-1 G-2	6.42	07/02/12	51,500
167,473	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (d)	1.08	04/25/47	105,209

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$337,175	Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2 2A1A (d)	0.45%	11/19/37	$237,560
311,954	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (d)	0.39	04/19/48	214,436
140,000	Dynegy Roseton/	7.67	11/08/16	132,300
	Danskammer Pass Through Trust, Series B
300,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (d)	0.44	04/25/37	146,470
360,000	First NLC Trust, Series 2005-4 A4 (d)	0.64	02/25/36	191,560
18,666	FPL Energy National Wind Portfolio, LLC (c)	6.13	03/25/19	17,896
13,080	FPL Energy Wind Funding, LLC (c)	6.88	06/27/17	12,361
102,978	GE Business Loan Trust, Series 2003-2A A (c)(d)	0.63	11/15/31	94,905
106,853	GE Business Loan Trust, Series 2004-1 A (c)(d)	0.55	05/15/32	99,354
85,000	GE Corporate Aircraft Financing, LLC, Series 2005-1A C (c)(d)(e)	1.55	08/26/19	76,500
93,333	GE Seaco Finance SRL, Series 2005-1A A (c)(d)	0.50	11/17/20	89,193
72,201	Genesis Funding, Ltd., Series 2006-1A G1 (c)(d)(e)	0.49	12/19/32	64,439
100,000	Green Tree Financial Corp., Series 1996-10 M1 (d)	7.24	11/15/28	103,499
39,591	Green Tree Home Improvement Loan Trust, Series 1997-E HEB1	7.53	01/15/29	39,027

	Security
Principal	Description	Rate	Maturity	Value
$110,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (d)	5.89%	07/10/38	$120,482
136,771	GSAA Trust, Series 2006-16 A1 (d)	0.31	10/25/36	71,654
137,692	GSAA Trust, Series 2006-19 A1 (d)	0.34	12/25/36	69,268
137,548	GSAA Trust, Series 2006-20 1A1 (d)	0.32	12/25/46	68,773
140,946	GSAA Trust, Series 2007-4 A1 (d)	0.35	03/25/37	69,423
124,002	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (d)	2.91	05/25/47	92,642
186,379	Harborview Mortgage Loan Trust, Series 2007-5 A1A (d)	0.44	09/19/37	124,638
70,372	HSBC Home Equity Loan Trust, Series 2006-1 A1 (d)	0.41	01/20/36	64,707
59,757	HSBC Home Equity Loan Trust, Series 2007-3 APT (d)	1.45	11/20/36	54,870
110,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (d)	2.50	11/20/36	71,945
120,000	Indiantown Cogeneration LP, Series A-10	9.77	12/15/20	128,908
346,265	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (d)	0.64	12/25/34	218,008
104,308	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (d)	5.38	08/25/36	54,083
319,876	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (d)	0.43	02/25/37	166,728
374,353	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (d)	3.98	05/25/36	228,889

See Notes to Financial Statements.	49	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$205,274	Indymac Index Mortgage Loan Trust, Series 2006-AR8 A3A (d)	0.48%	07/25/46	$129,585
254,046	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (d)	5.06	05/25/37	147,335
392,178	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (d)	4.81	06/25/37	222,723
104,388	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (d)	0.69	08/15/16	96,559
363,734	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (d)	4.44	05/25/36	249,209
165,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (d)	6.30	09/25/36	87,354
120,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (d)	6.05	11/25/36	80,799
160,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	168,942
105,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (d)	5.74	02/12/49	112,602
360,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (d)	0.46	03/25/37	165,712
190,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (f)	5.90	03/25/47	128,096

	Security
Principal	Description	Rate	Maturity	Value
$222,691	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (d)	3.90%	05/25/36	$163,543
113,770	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (d)	2.97	07/25/35	110,236
119,887	Lehman XS Trust, Series 2006-14N 3A2 (d)	0.37	08/25/36	62,473
126,620	Lehman XS Trust, Series 2007-16N 2A2 (d)	1.10	09/25/47	88,632
249,000	Long Beach Mortgage Loan Trust, Series 2006-5 2A4 (d)	0.49	06/25/36	100,556
350,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (d)	0.43	06/25/37	173,104
260,681	Merrill Lynch Mortgage Investors, Inc., Series 2004-A2 1A (d)	2.91	07/25/34	251,014
346,109	Merrill Lynch Mortgage Investors, Inc., Series 2006-A1 1A1 (d)	2.85	03/25/36	225,733
115,000	Merrill Lynch/	5.17	12/12/49	120,842
	Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (d)
55,000	Merrill Lynch/	5.74	06/12/50	57,556
	Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (d)
163,174	Mid-State Trust, Series 2006-1A (c)	5.79	10/15/40	167,173
63,089	Midwest Generation, LLC, Series B	8.56	01/02/16	64,509
53,586	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	60,552
655,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (d)	0.54	01/25/36	383,207

See Notes to Financial Statements.	50	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$400,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (d)	0.54%	02/25/36	$180,175
200,000	Morgan Stanley ABS Capital I, Series 2007-HE2 A2B (d)	0.34	01/25/37	111,550
110,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	119,038
175,345	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (f)	6.42	08/25/36	96,490
143,539	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (d)	0.34	12/25/36	70,895
143,252	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (d)	0.37	04/25/37	69,014
220,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (d)	0.53	09/25/36	131,800
125,000	Nationstar Home Equity Loan Trust, Series 2007-A AV4 (d)	0.48	03/25/37	80,085
197,600	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (d)	0.59	04/25/37	88,936
132,743	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (d)	0.42	12/25/36	65,478
375,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (d)	0.43	07/25/37	159,945
82,000	Prudential Holdings, LLC (c)	8.70	12/18/23	100,576
770,000	Punch Taverns Finance B, Ltd.	8.44	06/30/25	706,725
1,174,078	Punch Taverns Finance B, Ltd.	6.96	06/30/28	1,048,525
79,332	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	86,075
100,000	Saxon Asset Securities Trust, Series 2005-2 M1 (d)	0.67	10/25/35	88,790

	Security
Principal	Description	Rate	Maturity	Value
$320,000	Saxon Asset Securities Trust, Series 2006-3 A3 (d)	0.42%	10/25/46	$166,249
201,225	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR2 A2 (d)	0.48	02/25/37	83,329
500,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (d)	0.40	12/25/36	205,874
196,619	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (d)	0.45	10/25/36	128,077
182,613	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (d)	0.44	09/25/47	113,783
250,000	Structured Asset Mortgage Investments, Inc., Series 2007-AR4 A3 (d)	0.47	09/25/47	107,895
327,206	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (d)	1.81	08/25/47	193,386
125,635	Structured Asset Securities Corp., Series 2003-26A 3A5 (d)	2.54	09/25/33	117,180
41,667	Textainer Marine Containers, Ltd., Series 2005-1A A (c)(d)	0.51	05/15/20	40,335
80,015	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (d)	0.47	06/25/47	76,263
62,333	Triton Container Finance, LLC, Series 2006-1A (c)(d)	0.42	11/26/21	58,953
48,958	Triton Container Finance, LLC, Series 2007-1A (c)(d)	0.39	02/26/19	47,027

See Notes to Financial Statements.	51	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$84,988	UAL Pass Through Trust, Series 2009-1	10.40%	11/01/16	$97,205
128,819	WaMu Mortgage Pass Through Certificates, Series 2004-AR6 A (d)	0.67	05/25/44	105,342
84,901	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (d)	5.27	04/25/37	62,924
175,406	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (d)	1.12	07/25/47	114,134
73,829	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (d)	0.80	05/25/35	49,877
99,517	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (d)	0.75	06/25/35	76,682
129,362	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	82,942
197,835	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (d)	1.25	04/25/46	113,812
215,783	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3 A1A (d)	1.28	05/25/46	127,665

	Security
Principal	Description	Rate	Maturity	Value
$245,794	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (d)	1.23%	09/25/46	$127,887
185,271	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY2 2A3 (d)	5.21	04/25/37	120,019
221,477	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3 2A (d)	1.06	02/25/47	114,397
356,410	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA5 A1A (d)	1.15	05/25/47	213,896
149,485	Wells Fargo Home Equity Trust, Series 2006-3 A2 (d)	0.40	01/25/37	101,912
Total Asset-Backed Obligations (Cost $15,901,027)				18,303,085

Corporate Convertible Bonds - 4.7%
Consumer Discretionary - 1.1%
2,290,000	Titan International, Inc. (b)(c)	5.63	01/15/17	6,437,762
Consumer Staples - 0.1%
500,000	Archer-Daniels-Midland Co. (b)	0.88	02/15/14	558,750
Energy - 0.2%
1,375,000	Newpark Resources, Inc. (b)	4.00	10/01/17	1,433,438
Financial - 0.8%
2,555,000	CompuCredit Holdings Corp.	3.63	05/30/25	2,325,050
1,000,000	CompuCredit Holdings Corp.	5.88	11/30/35	530,000

See Notes to Financial Statements.	52	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	Security
Principal	Description	Rate	Maturity	Value
$1,760,000	Hilltop Holdings, Inc. (b)	7.50%	08/15/25	$1,898,600
				4,753,650
Industrials - 0.8%
500,000	AGCO Corp. (b)	1.25	12/15/36	741,875
2,700,000	Ambassadors International, Inc. (g)	3.75	04/15/27	1,174,500
500,000	General Cable Corp. (b)	0.88	11/15/13	549,375
1,300,000	MasTec, Inc. (b)	4.00	06/15/14	1,953,250
				4,419,000
Materials - 1.7%
1,500,000	AngloGold Ashanti Holdings Finance PLC (b)(c)	3.50	05/22/14	1,848,750
2,050,000	Goldcorp, Inc. (b)	2.00	08/01/14	2,624,000
3,675,000	Kinross Gold Corp. (b)	1.75	03/15/28	3,693,375
1,550,000	Newmont Mining Corp., Series B (b)	1.63	07/15/17	2,104,125
				10,270,250
Total Corporate Convertible Bonds (Cost $19,166,616)				27,872,850
Corporate Non-Convertible Bonds - 5.4%
Consumer Discretionary - 1.3%
225,000	Dillard's, Inc. (b)	7.88	01/01/23	220,500
225,000	Dillard's, Inc. (b)	7.75	05/15/27	213,750
2,250,000	Greektown Superholdings, Inc., Series A (b)	13.00	07/01/15	2,565,000
2,100,000	Mohegan Tribal Gaming Authority (c)	11.50	11/01/17	2,142,000
130,000	New Albertsons, Inc. (b)	7.75	06/15/26	108,875
1,760,000	New Albertsons, Inc., MTN, Series C (b)	6.63	06/01/28	1,284,800
10,000	Service Corp. International	7.88	02/01/13	10,650
50,000	Time Warner Cable, Inc.	8.25	04/01/19	61,004
1,000,000	Vector Group, Ltd. (b)	11.00	08/15/15	1,057,500
				7,664,079
Energy - 1.3%
2,200,000	ATP Oil & Gas Corp.	11.88	05/01/15	2,321,000
50,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	55,602

	Security
Principal	Description	Rate	Maturity	Value
$300,000	Cie Generale de Geophysique - Veritas (b)	9.50%	05/15/16	$336,000
144,000	Cie Generale de Geophysique-Veritas (b)	7.75	05/15/17	152,100
100,000	Continental Resources, Inc. (b)	8.25	10/01/19	111,125
1,000,000	Copano Energy LLC / Copano Energy Finance Corp. (b)	8.13	03/01/16	1,047,500
837,000	Copano Energy, LLC / Copano Energy Finance Corp.	7.75	06/01/18	878,850
250,000	Denbury Resources, Inc. (b)	9.75	03/01/16	283,125
75,000	Foundation PA Coal Co., LLC (b)	7.25	08/01/14	77,250
500,000	International Coal Group, Inc. (b)	9.13	04/01/18	570,000
1,150,000	McMoRan Exploration Co. (b)	11.88	11/15/14	1,270,750
100,000	MEG Energy Corp. (c)	6.50	03/15/21	101,750
700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	745,811
19,000	The Williams Cos., Inc.	7.88	09/01/21	23,689
30,000	Valero Energy Corp.	9.38	03/15/19	38,405
				8,012,957

Financial - 1.3%
50,000	Cantor Fitzgerald LP (c)	6.38	06/26/15	50,374
30,000	Capital One Capital V	10.25	08/15/39	32,738
200,000	Chase Capital II, Series B (d)	0.80	02/01/27	169,657
185,000	Chase Capital III, Series C (d)	0.86	03/01/27	156,208
75,000	Citigroup, Inc. (b)(d)	0.59	11/05/14	73,136
80,000	Citigroup, Inc.	8.50	05/22/19	98,861
200,000	Citigroup, Inc. (d)	0.86	08/25/36	150,443
155,000	Credit Suisse Guernsey, Series 1 (d)	1.00	05/29/49	124,121
55,000	Discover Financial Services	10.25	07/15/19	70,861
60,000	Duke Realty LP REIT	7.38	02/15/15	68,161
50,000	ERP Operating LP REIT	5.20	04/01/13	53,432

See Notes to Financial Statements.	53	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$16,000	General Electric Capital Corp.	5.63%	05/01/18	$17,323
	160,000	General Electric Capital Corp., MTN (d)	0.69	05/05/26	138,848
	80,000	General Electric Capital Corp., MTN, Series A (d)	0.57	09/15/14	79,037
	100,000	Health Care REIT, Inc.	4.70	09/15/17	100,429
	1,500,000	Holly Energy Partners LP/ Holly Energy Finance Corp. (b)(c)	8.25	03/15/18	1,605,000
	100,000	International Lease Finance Corp. (c)	6.75	09/01/16	107,500
	140,000	JPMorgan Chase Capital XXI, Series U (d)	1.25	02/02/37	117,733
	100,000	Lloyds TSB Bank PLC	4.88	01/21/16	103,222
	440,000	MBNA Capital, Series B (d)	1.10	02/01/27	340,113
	50,000	Morgan Stanley	6.60	04/01/12	52,880
	125,000	Morgan Stanley (d)	0.78	10/15/15	120,139
	110,000	Nationsbank Capital Trust III (d)	0.85	01/15/27	85,103
	175,000	Nationwide Mutual Insurance Co. (b)(c)(d)	5.81	12/15/24	166,185
	62,000	Raymond James Financial, Inc.	8.60	08/15/19	74,235
	2,848,433	Signature Group Holdings, Inc.	9.00	12/31/16	2,592,074
	30,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	32,572
	58,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	67,474
	20,000	The Goldman Sachs Group, Inc., MTN, Series B (d)	0.70	07/22/15	19,448
	100,000	Wachovia Corp. (d)	0.64	10/28/15	97,420
	100,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (c)	7.50	06/02/14	114,544
	500,000	Woodside Finance, Ltd. (b)(c)	5.00	11/15/13	535,588
					7,614,859
		Security
	Principal	Description	Rate	Maturity	Value

	$95,000	CHS/Community Health Systems, Inc.	8.88%	07/15/15	$100,462
	50,000	HCA, Inc.	9.25	11/15/16	54,063
	65,000	HCA, Inc.	8.50	04/15/19	72,475
					227,000
Industrial - 0.4%
	100,000	AWAS Aviation Capital, Ltd. (c)	7.00	10/15/16	100,500
	150,000	Gulfmark Offshore, Inc. (b)	7.75	07/15/14	153,750
	500,000	MasTec, Inc. (b)	7.63	02/01/17	515,000
	148,000	Mueller Industries, Inc. (b)	6.00	11/01/14	148,370
	1,155,000	Silgan Holdings, Inc. (b)	7.25	08/15/16	1,258,950
					2,176,570
Materials - 0.5%
	1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	1,074,029
	695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	923,179
	1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	950,650
					2,947,858

Telecommunication Services - 0.4%
	60,000	Qwest Corp.	7.88	09/01/11	61,800
	2,166,000	Viasat, Inc.	8.88	09/15/16	2,331,158
					2,392,958

Utilities - 0.2%
	110,000	Edison Mission Energy	7.00	05/15/17	88,825
	170,000	KCP&L Greater Missouri Operations Co. (b)	11.88	07/01/12	189,688
	25,000	KCP&L Greater Missouri Operations Co.	8.27	11/15/21	28,292
	100,000	Mirant Americas Generation, LLC	9.13	05/01/31	103,750
	50,000	NRG Energy, Inc.	7.38	02/01/16	51,875
	90,000	PNM Resources, Inc.	9.25	05/15/15	102,150
	100,000	Puget Energy, Inc. (c)	6.50	12/15/20	100,452
	100,000	Sabine Pass LNG LP	7.25	11/30/13	102,750
	35,000	Sabine Pass LNG LP (c)	7.50	11/30/16	36,137
	185,000	Southern Union Co. (d)	7.20	11/01/66	177,600

See Notes to Financial Statements.	54	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value

	$40,000	Texas-New Mexico Power Co. (c)	9.50%	04/01/19	$50,830
					1,032,349
Total Corporate Non-Convertible Bonds	(Cost $27,861,694)				32,068,630

U.S. Government & Agency Obligations - 4.3%
	250,000	FHLB	0.65	10/18/12	249,672
	1,750,000	FHLMC	1.63	04/26/11	1,751,895
	1,750,000	FNMA	1.88	04/20/12	1,777,541
					3,779,108

Discount Note - 0.1%
	940,000	FNMA Discount Note (h)	0.11	06/15/11	939,843

Interest Only Bonds - 0.1%
	716,865	FNMA, Series 2006-125 SM (d)	6.95	01/25/37	115,936
	307,883	FNMA, Series 2007-68 SC (d)	6.45	07/25/37	47,012
	479,141	FNMA, Series 2010-112 PI	6.00	10/25/40	85,032
	220,995	GNMA, Series 2007-78 SG (d)	6.29	12/20/37	26,193
	497,069	GNMA, Series 2008-51 GS (d)	5.98	06/16/38	70,619
	458,001	GNMA, Series 2010-4 NS (d)	6.14	01/16/40	58,303
	413,679	GNMA, Series 2010-4 SL (d)	6.15	01/16/40	52,199
					455,294

Mortgage Securities - 0.0%
	88,760	FHLMC, Series 3442, Class MT (d)	0.26	07/15/34	80,964
U.S. Treasury Securities (i) - 3.5%
	5,525,000	U.S. Treasury Bill	0.09 - 0.11	04/21/11	5,524,715
	5,000,000	U.S. Treasury Bill	0.05	06/09/11	4,999,425
	10,000,000	U.S. Treasury Bill	0.08	06/23/11	9,998,220
					20,522,360
Total U.S. Government & Agency Obligations	(Cost $25,628,068)				25,777,569
Total Fixed Income Securities	(Cost $88,557,405)				104,022,134

		Security
	Shares	Description			Value

Warrants - 0.2%
	80,745	Bank of America Corp. (a)			619,314
	162,663	Kinross Gold Corp. (a)			453,007
Total Warrants	(Cost $1,043,755)				1,072,321
		Security
	Shares	Description			Value
Investment Companies - 7.7%
	42,665	Energy Select Sector SPDR Fund			$3,405,094
	33,190	iShares Barclays 20+ Year Treasury Bond Fund			3,057,463
	19,970	iShares iBoxx $ High Yield Corporate Bond Fund			1,836,441
	73,395	iShares MSCI EAFE Index Fund			4,410,306
	134,380	iShares MSCI Emerging Markets Index Fund			6,542,962
	30,650	iShares Russell 1000 Growth Index Fund			1,853,405
	37,565	iShares Russell 2000 Index Fund (j)			3,161,846
	33,897	Market Vectors - Gold Miners ETF (b)			2,035,854
	45,335	SPDR Barclays Capital High Yield Bond ETF			1,835,614
	16,445	SPDR Gold Trust (a)			2,299,340
	10,395	SPDR S&P MidCap 400 ETF Trust			1,866,422
	235,895	Vanguard MSCI Emerging Markets ETF			11,539,983
	31,755	Vanguard REIT ETF			1,857,350
Total Investment Companies	(Cost $44,411,188)				45,702,080

		Security
	Principal	Description	Rate	Maturity	Value

Short-Term Investments - 16.1%
Commercial Paper (i) - 16.1%

	$2,000,000	American Electric Power Co.	0.43%	04/01/11	2,000,000
	3,000,000	Bacardi Corp.	0.33	04/26/11	2,999,312
	2,000,000	Bacardi USA, Inc.	0.34	04/07/11	1,999,887
	1,000,000	BMW U.S. Capital, LLC	0.40	04/04/11	999,967
	1,860,000	BMW U.S. Capital, LLC	0.40	04/08/11	1,859,857
	2,000,000	BMW U.S. Capital, LLC	0.36	05/02/11	1,999,380
	220,000	BNP Paribas Finance, Inc.	0.25	04/26/11	219,962
	2,500,000	Carnival Corp.	0.33	04/11/11	2,499,771
	2,327,000	Carnival Corp.	0.33	04/18/11	2,326,637
	1,766,000	Coca-Cola Co.	0.20	05/26/11	1,765,460
	800,000	Comcast Corp.	0.37	04/25/11	799,803
	5,000,000	Comcast Corp. (b)	0.37	04/29/11	4,998,561
	220,000	Deutsche Bank Financial, LLC	0.23	04/15/11	219,980
	2,777,000	Dominion Resources, Inc.	0.35	04/14/11	2,776,649
	800,000	Duke Energy Corp.	0.35	04/18/11	799,868
	1,000,000	Duke Energy Corp.	0.31	04/19/11	999,845
	1,050,000	Duke Energy Corp.	0.35	05/04/11	1,049,663
	4,000,000	Eaton Corp.	0.35	04/11/11	3,999,611
	2,500,000	GATX Corp.	0.36	04/13/11	2,499,700

See Notes to Financial Statements.	55	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

		Security
	Principal	Description	Rate	Maturity	Value
	$4,500,000	Harris Corp.	0.34%	04/20/11	$4,499,193
	2,000,000	Heinz (HJ) Finance Co. (b)	0.37	04/26/11	1,999,486
	5,000,000	ITT Corp.	0.37	04/19/11	4,999,075
	6,500,000	Kellog Co. (b)	0.30	05/11/11	6,497,833
	2,200,000	Kraft Foods, Inc.	0.34	04/25/11	2,199,501
	2,000,000	Kraft Foods, Inc.	0.34	04/27/11	1,999,509
	1,296,000	Kraft Foods, Inc.	0.35	05/03/11	1,295,597
	1,500,000	National Grid USA	0.44	04/04/11	1,499,945
	3,900,000	National Grid USA	0.40	04/14/11	3,899,437
	240,000	National Rural Utilities	0.25	05/13/11	239,930
	4,500,000	Omnicom Capital, Inc.	0.35	04/25/11	4,498,950
	1,500,000	Reed Elsevier, Inc.	0.32	04/05/11	1,499,947
	2,000,000	Ryder System, Inc.	0.35	05/03/11	1,999,378
	4,000,000	Sara Lee Corp.	0.31	04/05/11	3,999,862
	2,000,000	South Carolina Electric & Gas (b)	0.34	04/04/11	1,999,943
	1,250,000	South Carolina Electric & Gas	0.33	04/13/11	1,249,862
	4,000,000	UnitedHealth Group, Inc.	0.34	04/08/11	3,999,736
	1,000,000	Verizon Commun-ications, Inc.	0.35	04/04/11	999,971
	3,976,000	Verizon Commun-ications, Inc. (b)	0.35	04/06/11	3,975,807
	1,125,000	Verizon Commun-ications, Inc. (b)	0.36	04/25/11	1,124,730
	300,000	Wellpoint, Inc.	0.38	06/03/11	299,801
	1,300,000	Wellpoint, Inc.	0.37	06/06/11	1,299,118
	1,700,000	Xcel Energy, Inc.	0.37	04/01/11	1,700,000
	600,000	Xcel Energy, Inc.	0.34	04/14/11	599,926
Total Commercial Paper	(Cost $95,190,450)				95,190,450
Total Short-Term Investments	(Cost $95,190,450)				95,190,450

		Security	Strike	Exp.
	Contracts	Description	Price	Date	Value
Purchased Options - 1.2%
Call Options Purchased - 0.3%
	470	Goldcorp, Inc.	$57.50	1/12	125,960
	56	Hess Corp.	90.00	8/11	25,928
	4,269	iShares FTSE/Xinhua China 25 Index Fund	55.00	1/12	298,830
	1,023	Market Vectors - Gold Miners ETF	70.00	1/12	327,360
	154	Monsanto Co.	80.00	1/12	77,000
	1,761	Newmont Mining Corp.	65.00	1/12	438,489

		Security	Strike	Exp.
	Contracts	Description	Price	Date	Value

	667	SPDR Gold Trust	$170.00	1/12	$163,415
	4,312	The Chicago Board Options Exchange Volatility Index	27.50	6/11	659,736
Total Call Options Purchased	(Premiums Paid $2,210,135)				2,116,718

Put Options Purchased - 0.9%
	185	Amazon.com, Inc.	150.00	10/11	132,275
	332	AutoNation, Inc.	33.00	10/11	82,170
	51	AutoZone, Inc.	250.00	6/11	18,870
	340	BJ's Restaurants, Inc.	35.00	7/11	41,650
	581	BorgWarner, Inc.	70.00	10/11	255,640
	704	CarMax, Inc.	30.00	10/11	172,480
	122	Chipotle Mexican Grill, Inc.	210.00	9/11	101,260
	2,143	Euro Currency Trust	135.00	6/11	218,586
	235	First Solar, Inc.	135.00	9/11	193,875
	442	Freeport-McMoRan Copper & Gold, Inc.	47.50	11/11	165,750
	1,094	Hanesbrands, Inc.	22.50	7/11	62,905
	111	InterOil Corp.	67.50	9/11	54,668
	2,156	iShares MSCI Emerging Markets Index Fund	45.00	6/11	191,884
	691	iShares MSCI Emerging Markets Index Fund	44.00	12/11	165,840
	2,075	iShares Russell 2000 Index Fund	77.00	4/11	33,200
	3,005	iShares Russell 2000 Index Fund	77.00	5/11	243,405
	3,012	iShares Russell 2000 Index Fund	78.00	6/11	487,944
	835	iShares Silver Trust	31.00	4/11	3,340
	1,632	Johnson Controls, Inc.	38.00	10/11	383,520
	613	Ltd. Brands, Inc.	29.00	8/11	75,092
	1,052	Macy's, Inc.	22.00	8/11	126,240
	637	Norfolk Southern Corp.	60.00	9/11	108,290
	221	Oil Services Holders Trust	150.00	10/11	198,347
	467	Phillips-Van Heusen Corp.	55.00	6/11	49,035
	98	Polo Ralph Lauren Corp.	100.00	7/11	15,190
	306	Royal Caribbean Cruises, Ltd.	37.00	9/11	90,576
	34	Salesforce.com, Inc.	105.00	8/11	15,810

See Notes to Financial Statements.	56	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

		Security	Strike	Exp.
	Contracts	Description	Price	Date	Value
	2,156	Semiconductor HOLDRs Trust	$33.00	8/11	$344,960
	337	Southern Copper Corp.	36.00	9/11	82,565
	138	SPDR S&P Retail ETF	45.00	9/11	20,286
	4,267	Technology Select Sector SPDR Fund	25.00	6/11	230,418
	250	Teck Resources, Ltd.	50.00	8/11	101,250
	397	The Cheesecake Factory, Inc.	27.00	10/11	68,483
	546	The Dow Chemical Co.	33.00	9/11	81,900
	638	The Macerich Co. REIT	45.00	9/11	165,880
	684	VF Corp.	80.00	8/11	88,920
	1,494	Wells Fargo & Co.	29.00	10/11	255,474
	251	Whole Foods Market, Inc.	47.00	8/11	20,206
Total Put Options Purchased	(Premiums Paid $7,730,578)				5,148,184
Total Purchased Options	(Premiums Paid $9,940,713)				7,264,902
Total Long Positions - 76.9%	(Cost $415,047,890)*				$456,037,542
Total Short Positions - (19.8)%	(Cost $(109,275,743))*				(117,274,318)
Total Written Options - (0.1)%	(Premiums Received $(1,068,440))*				(684,506)
Other Assets & Liabilities, Net – 43.0%					255,048,489
Net Assets – 100.0%					$593,127,207

See Notes to Financial Statements.	57	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2011

Shares	Security Description	Value
Short Positions - (19.8)%
Common Stock - (9.4)%
Consumer Discretionary - (6.7)%
(26,228)	American Axle & Manufacturing Holdings, Inc.	$(330,211)
(69,785)	Asbury Automotive Group, Inc.	(1,290,325)
(49,966)	AutoNation, Inc.	(1,767,297)
(66,584)	BJ's Restaurants, Inc.	(2,618,749)
(60,948)	Brunswick Corp.	(1,549,908)
(6,027)	CarMax, Inc.	(193,467)
(5,417)	Chipotle Mexican Grill, Inc.	(1,475,428)
(34,448)	Dillard's, Inc., Class A	(1,382,054)
(16,470)	DineEquity, Inc.	(905,521)
(157,274)	Domino's Pizza, Inc.	(2,898,560)
(58,083)	G-III Apparel Group, Ltd.	(2,182,759)
(35,239)	Group 1 Automotive, Inc.	(1,508,229)
(87,443)	Hanesbrands, Inc.	(2,364,459)
(54,571)	Korn/Ferry International	(1,215,296)
(28,296)	Ltd. Brands, Inc.	(930,372)
(59,711)	Macy's, Inc.	(1,448,589)
(98,937)	Maidenform Brands, Inc.	(2,826,630)
(10,954)	Meritor, Inc.	(185,889)
(29,866)	Phillips-Van Heusen Corp.	(1,942,186)
(189,033)	Pinnacle Entertainment, Inc.	(2,574,629)
(400)	priceline.com, Inc.	(202,576)
(45,230)	Royal Caribbean Cruises, Ltd.	(1,866,190)
(28,302)	Tenneco, Inc.	(1,201,420)
(20,972)	The Cheesecake Factory, Inc.	(631,047)
(4,123)	Titan International, Inc.	(109,713)
(29,056)	TRW Automotive Holdings Corp.	(1,600,405)
(11,621)	Universal Technical Institute, Inc.	(226,028)
(23,340)	VF Corp.	(2,299,690)
		(39,727,627)

Energy - (0.7)%
(44,678)	Alon USA Energy, Inc.	(612,088)
(9,269)	First Solar, Inc.	(1,490,826)
(16,646)	Frontier Oil Corp.	(488,061)
(15,297)	Northern Oil and Gas, Inc.	(408,430)
(48,557)	Western Refining, Inc.	(823,041)
(8,298)	Woodside Petroleum, Ltd.	(401,686)
		(4,224,132)

Financial - (0.6)%
(8,298)	Macquarie Group, Ltd.	(314,139)
(9,201)	SL Green Realty Corp. REIT	(691,915)
(47,125)	The Macerich Co. REIT	(2,334,101)
		(3,340,155)

Industrial - (0.7)%
(91,679)	Old Dominion Freight Line, Inc.	(3,217,016)
(21,560)	SuccessFactors, Inc.	(842,781)
		(4,059,797)

Information Technology - (0.1)%
(21,560)	ARM Holdings PLC, ADR	(607,345)

Materials - (0.5)%
(29,080)	Freeport-McMoRan Copper & Gold, Inc.	(1,615,394)
(36,958)	Southern Copper Corp.	(1,488,299)
		(3,103,693)

Shares	Security Description	Value
Telecommunication Services - (0.1)%
(4,312)	Acme Packet, Inc.	$(305,980)
(2,156)	Baidu, Inc., ADR	(297,118)
		(603,098)

Total Common Stock (Cost $(49,834,018))	(55,665,847)

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - (2.3)%
Corporate Non-Convertible Bonds - (1.8)%
Consumer Discretionary - (1.1)%
$(500,000)	Isle of Capri Casinos, Inc.	7.00%	03/01/14	(498,750)
(1,500,000)	Levi Strauss & Co.	7.63	05/15/20	(1,511,250)
(500,000)	MGM Resorts International	7.63	01/15/17	(474,375)
(1,000,000)	Phillips-Van Heusen Corp.	7.38	05/15/20	(1,062,500)
(1,000,000)	Pinnacle Entertainment, Inc.	7.50	06/15/15	(1,022,500)
(1,659,000)	Pinnacle Entertainment, Inc.	8.75	05/15/20	(1,733,655)
(500,000)	Quiksilver, Inc.	6.88	04/15/15	(495,000)
				(6,798,030)

Consumer Staples - (0.2)%
(1,000,000)	SUPERVALU, Inc.	8.00	05/01/16	(1,005,000)

Industrial - (0.1)%
(550,000)	Solo Cup Co.	8.50	02/15/14	(495,000)

Materials - (0.4)%
(2,000,000)	The Dow Chemical Co.	7.38	11/01/29	(2,406,522)

Total Corporate Non-Convertible Bonds (Cost $(10,335,300))	(10,704,552)

U.S. Treasury Securities - (0.5)%
(3,000,000)	U.S. Treasury Bond	4.38	05/15/40	(2,933,448)

Total U.S. Treasury Securities (Cost $(3,179,467))	(2,933,448)

Total Fixed Income Securities (Cost $(13,514,767))	(13,638,000)

Shares	Security Description	Value

Investment Companies - (8.1)%
(497,392)	iShares Russell 2000 Index Fund	(41,865,484)
(43,119)	iShares Silver Trust	(1,586,348)
(6,085)	SPDR Gold Trust	(850,805)
(28,298)	SPDR KBW Regional Banking ETF	(752,727)
(57,384)	SPDR S&P Retail ETF	(2,915,107)

Total Investment Companies (Cost $(45,926,958))	(47,970,471)

Total Short Positions - (19.8)% (Cost $(109,275,743))	$ (117,274,318)

See Notes to Financial Statements.	58	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.1)%

Call Options Written - (0.0)%
(4,312)	The Chicago Board Options Exchange Volatility Index	$37.50	06/11	$(275,968)

Total Call Options Written (Premiums Received $(339,502))				(275,968)
Put Options Written - (0.1)%
(3,018)	iShares Russell 2000 Index Fund	72.00	05/11	(99,594)
(3,012)	iShares Russell 2000 Index Fund	68.00	06/11	(114,456)
(2,156)	Semiconductor HOLDRs Trust	29.00	08/11	(134,750)
(4,267)	Technology Select Sector SPDR Fund	22.00	06/11	(59,738)

Total Put Options Written (Premiums Received $(728,938))	(408,538)

Total Written Options - (0.1)% (Premiums Received $(1,068,440))	$(684,506)

See Notes to Financial Statements.	59	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

ADR	American Depository Receipt
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $15,493,460 or 2.6% of net assets.
(d)	Variable rate security. Rate presented is as of March 31, 2011.
(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $264,546 or 0.0% of net assets.
(f)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2011.
(g)	Security is currently in default and is on scheduled interest or principal payment.
(h)	Zero coupon bond. Interest rate presented is yield to maturity.
(i)	Rate presented is yield to maturity.
(j)	Subject to put option written by the Fund.

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2011, is as follows:

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Pay Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Black and Decker Corp., 5.75%, 11/15/16	Buy	(1.00)%	09/20/14	$10,000,000	$(423,642)
Barclays	Conagra Foods, Inc., 7.00%, 10/01/28	Buy	(1.00)	06/20/16	10,000,000	(61,749)
BNP Paribas	Conagra Foods, Inc., 7.00%, 10/01/28	Buy	(1.00)	09/20/16	5,000,000	131
Royal Bank of Scotland	Conagra Foods, Inc., 7.00%, 10/01/28	Buy	(1.00)	12/20/16	10,000,000	162,109
Barclays	Con-Way, Inc., 8.88%, 05/01/10	Buy	(1.00)	06/20/16	5,000,000	132,564
Barclays	Con-Way, Inc., 7.25%, 01/15/18	Buy	(1.00)	09/20/16	5,000,000	8,879
Barclays	Cytec Industries, Inc., 4.60%, 07/01/13	Buy	(1.00)	12/20/16	5,000,000	50,469
BNP Paribas	Cytec Industries, Inc., 4.60%, 07/01/13	Buy	(1.00)	09/20/16	10,000,000	40,665
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	06/20/16	10,000,000	14,235
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	09/20/16	5,000,000	(25,258)
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	12/20/16	5,000,000	(46,078)
Royal Bank of Scotland	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	12/20/16	5,000,000	(40,841)
Barclays	Expedia, Inc., 7.46%, 08/15/18	Buy	(1.00)	06/20/16	10,000,000	(8,293)
Barclays	Fortune Brands, Inc., 5.38%, 01/15/16	Buy	(1.00)	06/20/16	5,000,000	(145,775)
Barclays	Gatx Corp., 6.00%, 02/15/18	Buy	(1.00)	03/20/17	10,000,000	42,371
Royal Bank of Scotland	Gatx Corp., 6.00%, 02/15/18	Buy	(1.00)	09/20/16	5,000,000	23,008
Barclays	Kimco Realty Corp., 5.98%, 07/30/12	Buy	(1.00)	06/20/16	5,000,000	(64,908)
Barclays	Kimco Realty Corp., 5.98%, 07/30/12	Buy	(1.00)	03/20/17	5,000,000	(63,739)
Royal Bank of Scotland	Marriott International, Inc., 5.81%, 11/10/15	Buy	(1.00)	12/20/16	5,000,000	7,229

See Notes to Financial Statements.	60	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Pays (Receives) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Ryder System, Inc., 6.95%, 12/01/25	Buy	(1.00)%	06/20/16	$5,000,000	$3,727
Barclays	Ryder System, Inc., 6.95%, 12/01/25	Buy	(1.00)	12/20/16	10,000,000	(40,973)
Barclays	Ryder System, Inc., 6.95%, 12/01/25	Buy	(1.00)	06/20/17	5,000,000	8,915
Barclays	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	06/20/16	5,000,000	(17,144)
Barclays	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	12/20/16	5,000,000	30,612
Barclays	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	06/20/17	5,000,000	35,174
Barclays	Vornado Realty LP, 3.88%, 04/15/25	Buy	(1.00)	06/20/16	10,000,000	(340,808)
Barclays	Vornado Realty LP, 3.88%, 04/15/25	Buy	(1.00)	09/20/16	5,000,000	9,913
Royal Bank of Scotland	Vornado Realty LP, 3.88%, 04/15/25	Buy	(1.00)	12/20/16	5,000,000	(84,588)
						$(793,795)

AAAt March 31, 2011, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

(700)	Russell 2000 Mini Future	06/17/11	$(57,086,750)	$(1,832,250)
(50)	S&P 500 Emini Future	06/17/11	(3,276,250)	(26,250)

$(60,363,000)	$(1,858,500)

*Cost for federal income tax purposes is $311,348,100 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,142,903
Gross Unrealized Depreciation	(19,412,285)
Net Unrealized Appreciation	$26,730,618

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$51,606,829	$-	$-	$51,606,829
Consumer Staples	14,189,394	-	-	14,189,394
Energy	48,339,023	-	-	48,339,023
Financial	27,374,733	-	-	27,374,733
Healthcare	4,812,414	-	-	4,812,414
Industrial	1,469,990	-	-	1,469,990
Information Technology	21,154,783	-	-	21,154,783
Materials	18,494,927	-	-	18,494,927
Telecommunication Services	9,222,866	-	-	9,222,866
Preferred Stock
Consumer Discretionary	6,051,926	-	-	6,051,926
Utilities	68,770	-	-	68,770

See Notes to Financial Statements.	61	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2011

	Level 1	Level 2	Level 3	Total
Asset Backed Obligations	$-	$18,038,539	$264,546	$18,303,085
Corporate Convertible Bonds	-	27,872,850	-	27,872,850
Corporate Non-Convertible Bonds	-	32,068,630	-	32,068,630
U.S. Government & Agency Obligations	-	25,777,569	-	25,777,569
Warrants	1,072,321	-	-	1,072,321
Investment Companies	45,702,080	-	-	45,702,080
Commercial Paper	-	95,190,450	-	95,190,450
Purchased Options	7,264,902	-	-	7,264,902
Total Investments At Value	$256,824,958	$198,948,038	$264,546	$456,037,542

Other Financial Instruments**
Credit Default Swaps	-	570,001	-	570,001
Total Assets	$256,824,958	$199,518,039	$264,546	$456,607,543

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(55,665,847)	-	-	$(55,665,847)
Corporate Non-Convertible Bonds	-	(10,704,552)	-	(10,704,552)
U.S. Government & Agency Obligations	-	(2,933,448)	-	(2,933,448)
Investment Companies	(47,970,471)	-	-	(47,970,471)
Total Securities Sold Short	$(103,636,318)	$(13,638,000)	$-	$(117,274,318)
Other Financial Instruments**

Written Options	(684,506)	-	-	(684,506)

Futures	(1,858,500)	-	-	(1,858,500)
Credit Default Swaps	-	(1,363,796)	-	(1,363,796)
Total Other Financial Instruments**	$(2,543,006)	$(1,363,796)	$-	$(3,906,802)
Total Liabilities	$(106,179,324)	$(15,001,796)	$-	$(121,181,120)

 ** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Asset Backed Obligations

Balance as of 03/31/10	$-
Accrued Accretion / (Amortization)	-
Realized Gain / (Loss)	-
Change in Unrealized Appreciation / (Depreciation)	-
Purchases	-
Sales	-
Transfers In / (Out)	264,546
Balance as of 03/31/11	$264,546
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/11 ***	$17,183

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	62	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2011

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	40.7%
Asset Backed Obligations	7.2%
Corporate Convertible Bonds	18.0%
Corporate Non-Convertible Bonds	2.3%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.0%
Municipal Bonds	0.0%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	2.1%
Rights	0.0%
Warrants	0.0%
Investment Companies	12.4%
Short-Term Investments	0.0%
Purchased Options	1.3%
Short Positions
Equity Securities	-31.0%
U.S. Government & Agency Obligations	-0.7%
Investment Companies	-4.6%
Written Options	-0.6%
Other Assets and Liabilities, Net*	52.8%
100.0%

 * Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 36.2% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	21.5%	16.9%
Consumer Staples	14.8%	6.5%
Energy	6.1%	6.5%
Financial	15.5%	18.8%
Healthcare	12.8%	9.9%
Industrial	7.4%	15.4%
Information Technology	11.8%	14.1%
Materials	1.1%	4.0%
Telecommunication Services	6.1%	5.2%
Utilities	2.9%	2.7%
	100.0%	100.0%

See Notes to Financial Statements.	63	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2011

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	34.2%
Asset Backed Obligations	3.1%
Corporate Convertible Bonds	4.7%
Corporate Non-Convertible Bonds	5.4%
U.S. Government & Agency Obligations	4.3%
Warrants	0.2%
Investment Companies	7.7%
Short-Term Investments	16.1%
Purchased Options	1.2%
Short Positions
Equity Securities	-9.4%
Corporate Non-Convertible Bonds	-1.8%
U.S. Government & Agency Obligations	-0.5%
Investment Companies	-8.1%
Written Options	-0.1%
Other Assets and Liabilities, Net*	43.0%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 19.0% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	28.4%	71.3%
Consumer Staples	7.0%	0.0%
Energy	23.9%	7.6%
Financial	13.5%	6.0%
Healthcare	2.4%	0.0%
Industrial	0.7%	7.3%
Information Technology	10.4%	1.1%
Materials	9.1%	5.6%
Telecommunication Services	4.6%	1.1%
Utilities	0.0%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	64	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,483,977,307 and $415,047,890, respectively)	$2,861,605,580	$456,037,542
Deposits with brokers	1,234,585,468	113,001,237
Cash	613,778,665	141,241,562
Foreign currency (Cost $1,883,076 and $521,021, respectively)	1,908,463	544,230
Receivables:
Fund shares sold	13,489,231	3,477,475
Investment securities sold	80,851,871	18,855,415
Dividends and interest	9,902,859	1,171,162
Variation margin	206,384	7,500
Other	13,426	-
Swap premiums paid	-	3,589,708
Unrealized gain on swap agreements	294,178	570,001
Prepaid expenses	57,004	17,459
Total Assets	4,816,693,129	738,513,291

LIABILITIES
Swap premiums received	1,524,771	35,053
Unrealized loss on swap agreements	-	1,363,796
Payables:
Securities sold short, at value (Cost $1,094,964,249 and $109,275,743, respectively)	1,234,099,140	117,274,318
Call options written, at value (Premiums received $4,963,339 and $339,502, respectively)	6,201,501	275,968
Put options written, at value (Premiums received $24,636,005 and $728,938, respectively)	15,706,725	408,538
Investment securities purchased	138,080,847	21,945,144
Fund shares redeemed	10,770,857	1,923,230
Dividends and interest on securities sold short	1,307,416	384,534
Variation margin	1,613,943	203,000
Other	75,556	-
Accrued Liabilities:
Investment adviser fees	4,633,310	1,350,550
Trustees’ fees and expenses	1,033	278
Fund service fees	365,665	87,484
Compliance services fees	5,882	2,034
Other expenses	318,488	132,157
Total Liabilities	1,414,705,134	145,386,084

NET ASSETS	$3,401,987,995	$593,127,207

See Notes to Financial Statements.	65	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$3,326,865,441	$563,147,427
Undistributed (distributions in excess of) net investment income	4,703,624	(1,368,328)
Accumulated net realized gain (loss)	(160,943,428)	592,686
Net unrealized appreciation	231,362,358	30,755,422
NET ASSETS	$3,401,987,995	$593,127,207

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	305,456,067	47,787,214
R Shares	9,417,982	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $3,300,120,353 and $593,127,207, respectively)	$10.80	$12.41
R Shares (based on net assets of $101,867,642 and $0, respectively)	$10.82	$-

See Notes to Financial Statements.	66	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $101,320 and $71,624, respectively)	$28,377,784	$4,819,222
Interest income (Net of foreign withholding taxes of $5,253 and $0, respectively)	30,387,787	4,773,953
Total Investment Income	58,765,571	9,593,175

EXPENSES
Investment adviser fees	45,874,955	11,378,902
Fund service fees	1,029,806	203,551
Transfer Agent fees:
Institutional Shares	1,208,695	265,615
R Shares	170,217	-
Distribution fees:
R Shares	260,987	-
Custodian fees	351,771	240,539
Registration fees:
Institutional Shares	261,631	99,061
R Shares	21,608	-
Professional fees	230,350	69,616
Trustees' fees and expenses	88,193	12,149
Compliance services fees	88,274	36,803
Dividend and interest expense on securities sold short	12,621,639	1,339,756
Interest expense	2,542,367	384,225
Miscellaneous expenses	440,715	110,054
Total Expenses	65,191,208	14,140,271
Fees waived and expenses reimbursed	(13,525)	(209,839)
Net Expenses	65,177,683	13,930,432

NET INVESTMENT LOSS	(6,412,112)	(4,337,257

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	200,993,114	22,847,388
Foreign currency transactions	(24,345)	(70,729)
Futures	(75,926,870)	(3,267,882)
Securities sold short	(153,060,388)	(4,772,031)
Written options	6,327,082	543,249
Swaps	469,835	1,351,174
Net realized gain (loss)	(21,221,572)	16,631,169

See Notes to Financial Statements.	67	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	155,109,900	19,264,271
Foreign currency translations	23,939	32,609
Futures	(9,187,628)	(1,637,625)
Securities sold short	(74,966,800)	(5,202,221)
Written options	5,721,985	369,794
Swaps	(34,322)	(326,926)
Net change in unrealized appreciation (depreciation)	76,667,074	12,499,902
NET REALIZED AND UNREALIZED GAIN	55,445,502	29,131,071
INCREASE IN NET ASSETS FROM OPERATIONS	$49,033,390	$24,793,814

See Notes to Financial Statements.	68	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2009	$825,220,317		$77,244,593

OPERATIONS
Net investment income (loss)	13,093,626		(1,623,196)
Net realized gain (loss)	(28,840,149)		7,211,871
Net change in unrealized appreciation (depreciation)	244,496,394		16,008,496
Increase in Net Assets Resulting from Operations	228,749,871		21,597,171

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(17,418,188)		(137,914)
R Shares	(595,594)		-
C Shares	(3,051)		-
Net realized gain:
Institutional Shares	(523,480)		(13,192,459)
R Shares	(25,550)		-
Return of Capital	-		(561,655)
Total Distributions to Shareholders	(18,565,863)		(13,892,028)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,406,849,302	136,541,144	224,899,495	18,978,657
R Shares	64,326,097	6,223,141	-	-
C Shares	1,766,676	189,776	-	-
Contributions from share reclassification:
R Shares	11,850,969	1,181,552	-	-
Reinvestment of distributions:
Institutional Shares	14,230,604	1,398,424	13,524,960	1,164,863
R Shares	541,269	52,658	-	-
C Shares	2,713	282	-	-
Redemption of shares:
Institutional Shares	(292,167,533)	(28,850,151)	(37,735,449)	(3,190,375)
R Shares	(18,564,577)	(1,809,266)	-	-
C Shares	(2,280,111)	(241,645)	-	-
Redemptions from share reclassification:
C Shares	(11,850,969)	(1,192,466)	-	-
Increase in Net Assets from Capital Share Transactions	1,174,704,440	113,493,449	200,689,006	16,953,145
Increase in Net Assets	1,384,888,448		208,394,149

NET ASSETS MARCH 31, 2010 (Including line (a))	$2,210,108,765		$285,638,742

See Notes to Financial Statements.	69	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
MARCH 31, 2011

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2010 (Including line (a))	$2,210,108,765		$285,638,742

OPERATIONS
Net investment loss	(6,412,112)		(4,337,257)
Net realized gain (loss)	(21,221,572)		16,631,169
Net change in unrealized appreciation (depreciation)	76,667,074		12,499,902
Increase in Net Assets Resulting from Operations	49,033,390		24,793,814

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(11,911,986)		-
R Shares	(90,854)		-
Net realized gain	-		(6,614,816)
Total Distributions to Shareholders	(12,002,840)		(6,614,816)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,857,639,669	172,773,736	388,035,006	31,630,757
R Shares	41,103,425	3,817,934	-	-
Reinvestment of distributions:
Institutional Shares	8,840,490	823,347	6,287,899	513,717
R Shares	83,186	7,660	-	-
Redemption of shares:
Institutional Shares	(718,415,256)	(66,762,107)	(105,013,438)	(8,620,001)
R Shares	(34,402,834)	(3,186,259)	-	-
Increase in Net Assets from Capital Share Transactions	1,154,848,680	107,474,311	289,309,467	23,524,473
Increase in Net Assets	1,191,879,230		307,488,465

NET ASSETS MARCH 31, 2011 (Including line (b))	$3,401,987,995		$593,127,207

(a) Undistributed (distributions in excess of) net investment income March 31, 2010	$2,498,245		$(2,162,883)

(b) Undistributed (distributions in excess of) net investment income March 31, 2011	$4,703,624		$(1,368,328)

See Notes to Financial Statements.	70	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Year	$10.66	$8.79	$10.52	$10.62	$10.29
INVESTMENT OPERATIONS
Net investment income (a)	(0.02)	0.10	0.08	0.16	0.26
Net realized and unrealized
gain (loss)	0.20	1.91	(1.38)	(0.11)	0.29
Total from Investment
Operations	0.18	2.01	(1.30)	0.05	0.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.04)	(0.14)	(0.08)	(0.15)	(0.22)
Net realized gain	—	— (b)	(0.35)	—	— (b)
Total Distributions to
Shareholders	(0.04)	(0.14)	(0.43)	(0.15)	(0.22)
REDEMPTION FEES (a)	—	—	—	—	— (b)
NET ASSET VALUE, End
of Year	$10.80	$10.66	$8.79	$10.52	$10.62
TOTAL RETURN	1.73%	22.95%	(12.41)%	0.41%	5.38%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$3,300,120	$2,116,412	$786,766	$856,441	$196,602
Ratios to Average Net Assets:
Net investment income (loss)	(0.20)%	0.98%	0.78%	1.50%	2.46%
Net expense (c)	1.73%	1.78%	1.81%	1.88%	1.95%
Dividend and interest expense	0.53%	0.34%	0.50%	0.50%	0.43%
Gross expense (d)	2.26%	2.12%	2.31%	2.38%	2.44%
PORTFOLIO TURNOVER RATE	192%	114%	133%	553%	424%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	71	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
R SHARES (a)
NET ASSET VALUE, Beginning
of Year	$10.67	$8.82	$10.55	$10.63	$10.28
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.10)	0.05	0.04	0.13	0.22
Net realized and unrealized
gain (loss)	0.26	1.91	(1.39)	(0.13)	0.30
Total from Investment
Operations	0.16	1.96	(1.35)	—	0.52
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.01)	(0.11)	(0.03)	(0.08)	(0.17)
Net realized gain	—	— (c)	(0.35)	—	— (c)
Total Distributions to
Shareholders	(0.01)	(0.11)	(0.38)	(0.08)	(0.17)
REDEMPTION FEES (b)	—	—	—	—	— (c)
NET ASSET VALUE, End
of Year	$10.82	$10.67	$8.82	$10.55	$10.63
TOTAL RETURN	1.49%	22.28%	(12.73)%	0.01% (d)	5.12% (d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$101,868	$93,696	$27,600	$32,106	$36,613
Ratios to Average Net Assets:
Net investment income (loss)	(0.95)%	0.52%	0.37%	1.17%	2.07%
Net expense (e)	2.11%	2.22%	2.23%	2.25%	2.25%
Dividend and interest expense	0.53%	0.34%	0.50%	0.48%	0.41%
Gross expense (f)	2.64%	2.56%	2.73%	2.76%	2.78%
PORTFOLIO TURNOVER RATE	192%	114%	133%	553%	424%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares.  For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%.  For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)				Calculated based on average shares outstanding during the year.
(c)				Less than $0.01 per share.
(d)				Total return excludes the effect of the applicable sales load.
(e)				Excludes dividend and interest expense.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	72	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,
	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	0.95	2.11	0.55
Total from Investment
Operations	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.01)	(0.02)
Net realized gain	(0.18)	(0.75)	—	(c)
Return of capital	—	(0.04)	—
Total Distributions to
Shareholders	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$12.41	$11.77	$10.57
TOTAL RETURN	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.42%	0.46%	0.05	%(e)
Gross expense (g)	3.42%	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	630%	597%	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	73	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 1. Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

With respect to the Absolute Strategies Fund, on June 24, 2009, the Trust’s Board of Trustees (the “Board”) approved the conversion of the outstanding shares of the Absolute Strategies Fund’s C Shares, in a tax-free exchange into shares of the Fund’s R Shares and the closure of the C Shares to new investments. On July 31, 2009, each shareholder of the C Shares received R Shares in a dollar amount equal to their investment in the C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2011, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distribution from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The volume of open currency positions may vary on a daily basis as each Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. The Absolute Strategies Fund entered into an aggregated total notional value of $42,215,455 on forward currency contracts for the year ended March 31, 2011.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the

75	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2011, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $2,366,634,977 and $145,842,505 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the year ended March 31, 2011.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2011, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $42,674,946 and $53,928,248 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options for the year ended March 31, 2011.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2011, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written

76	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

options with a total value of $(33,766,515) and $(3,405,371) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, for the year ended March 31, 2011.

Transactions in written options during the year ended March 31, 2011, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2010	12,608	$1,259,220	39,739	$8,490,756
Options written	29,940	7,256,761	82,108	26,509,754
Options terminated in closing transactions	(28,631)	(3,410,835)	(51,100)	(10,142,868)
Options exercised	(1,050)	(141,807)	(650)	(221,637)
Options expired	-	-	-	-
Options Outstanding, March 31, 2011	12,867	$4,963,339	70,097	$24,636,005

Absolute Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2010	4,311	$278,960	808	$113,228
Options written	16,663	918,469	51,270	2,486,902
Options terminated in closing transactions	(12,662)	(581,387)	(39,625)	(1,871,192)
Options exercised	(4,000)	(276,540)	-	-
Options expired	-	-	-	-
Options Outstanding, March 31, 2011	4,312	$339,502	12,453	$728,938

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt

77	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2011, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. The Absolute Opportunities Fund entered into a total notional amount of $400,000,000 on credit default swap agreements for the year ended March 31, 2011.  The Absolute Strategies Fund did not enter into any credit default swaps for the year ended March 31, 2011.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended March 31, 2011, was limited to credit default swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit Contracts
	Unrealized gain on swap agreements	$294,178	Unrealized loss on swap agreements	$-

	Swap premiums paid	-	Swap premiums received	(1,524,771)

Equity Contracts
	Receivable-Variation margin	195,000	Payable-Variation margin	(1,608,762)

	Total investments, at value	43,195,938

			Call options written, at value	(6,201,501)

			Put options written, at value	(15,706,725)

Interest Contracts
	Receivable-Variation margin	11,384	Payable-Variation margin	(5,181)

78	ABSOLUTE FUNDS

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Absolute Opportunities Fund

Credit Contracts
	Unrealized gain on swap agreements	$570,001	Unrealized loss on swap agreements	$(1,363,796)

	Swap premiums paid	3,589,708	Swap premiums received	(35,053)

Equity Contracts
	Receivable-Variation margin	7,500	Payable-Variation margin	(203,000)

	Total investments, at value	7,264,902

			Call options written, at value	(275,968)

			Put options written, at value	(408,538)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended March 31, 2011, by each Fund are recorded in the following locations in the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund Contract Type/Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$469,835	$(34,322)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(74,558,615)	(9,109,980)

79	ABSOLUTE FUNDS

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Strategies Fund - continued

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	$(4,581,411)	$(9,228,437)

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	6,327,082	5,721,985

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	223,844	-

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(1,368,255)	(77,648)

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	$1,351,174	$(326,926)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(3,267,882)	(1,637,625)

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(7,656,307)	(2,341,788)

80	ABSOLUTE FUNDS

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Opportunities Fund - continued
	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	$543,249	$369,794

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of March 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Absolute Strategies Fund's and Absolute Opportunities Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

81	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

Certain fund service providers have voluntarily agreed to waive a portion of their fees for Absolute Strategies Fund. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2011, there were $13,525 of fund service fees waived.

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through at least July 31, 2011. Other fund service providers have voluntarily agreed to waive a portion of their fees. The fees waived were as follows:

Investment Adviser Waived	Fund Service Fees Waived	Total
$95,814	$114,025	$209,839

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

The Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period October 21, 2008 (commencement of operations) through March 31, 2011, the Adviser waived fees and/or reimbursed expenses as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2009	$181,968	March 31, 2012	$-
March 31, 2010	$327,552	March 31, 2013	$-
March 31, 2011	$95,814	March 31, 2014	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2011, were as follows:

Absolute Strategies Fund
Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$4,900,091,232	$4,191,212,932	$76,253,225	$86,130,788

The Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $10,977 for the year.

Absolute Opportunities Fund
Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$1,431,882,037	$1,328,138,550	$13,086,829	$16,784,620

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

Absolute Strategies Fund

2011	$12,002,840	$-	$-	$12,002,840
2010	18,565,863	-	-	18,565,863
Absolute Opportunities Fund

2011	4,900,930	1,713,886	-	6,614,816
2010	13,220,730	109,643	561,655	13,892,028

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

As of March 31,2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Absolute Strategies Fund	$5,630,149	$-	$(84,017,979)	$153,510,384	$75,122,554
Absolute Opportunities Fund	368,769	3,625,578	(37,707)	26,023,140	29,979,780

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to credit default swaps, wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, loss deferral on covers, convertible bond premium adjustments, contingent payment debt instruments, futures market-to-market and registered investment companies.

For tax purposes, the current year post-October loss was $4,658,787 and $37,707 (realized during the period November 1, 2010 through March 31, 2011) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2011.

As of March 31, 2011, the Absolute Strategies Fund had capital loss carryforwards to offset future capital gains of $72,532,769 and 6,826,423, expiring in 2018 and 2019, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2011. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, registered investment companies, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, and net operating losses and has no impact on the net assets of each Fund.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$20,620,331	$(20,620,892)	$561
Absolute Opportunities Fund	5,131,812	(5,131,651)	(161)

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May, 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

84	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

85	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Absolute Strategies Fund and Absolute Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods (Absolute Opportunities Fund commenced operations on October 21, 2009) in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for Absolute Strategies Fund for each of the years in the two-year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund and Absolute Opportunities Fund as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and their financial highlights for each of the years or periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

              BBD, LLP

Philadelphia, Pennsylvania
May 26, 2011

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Investment Advisory Agreement Approval

At the December 3, 2010 and March 25, 2011 Board meetings, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisors LLC (“Absolute”) and the Trust pertaining to the Funds (the “Advisory Agreement”); the continuance of certain sub-advisory agreements (“Sub-Advisory Agreements”) for the Funds with Aronson+Johnson+Ortiz, LP; ClearStream Investments; LLC; Green Eagle Capital, LLC; Horizon Asset Management, Inc.; Kingstown Capital Management, LP; Kovitz Investment Group, LLC; Madden Asset Management, LLC; MetWest Asset Management Corp. ; Mohican Financial Management, LLC; SSI Investment Management, Inc.; Semaphore Management LLC; TWIN Capital Management, Inc.; and Yacktman Asset Management Co. (the “Sub-advisers”); and the approval of a sub-advisory agreement for the Absolute Strategies Fund with Longhorn Capital Partners, LP and St. James Investment Company, LLC (included in the term “Sub-advisers”).  In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by Absolute, the Sub-Advisors (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board considered the personnel, operations and financial condition of Absolute and the Sub-advisers of the Absolute Funds in connection with a presentation from senior representatives of Absolute regarding itself and the following Sub-advisers of the Absolute Funds: Aronson+Johnson+Ortiz, LP; ClearStream Investments; LLC; Green Eagle Capital, LLC; Horizon Asset Management, Inc.; Kingstown Capital Management, LP; Kovitz Investment Group, LLC; Madden Asset Management, LLC; MetWest Asset Management Corp. ; Mohican Financial Management, LLC; SSI Investment Management, Inc.; Semaphore Management LLC; TWIN Capital Management, Inc.; and Yacktman Asset Management Co. (the “Sub-advisers”). The Board undertook these considerations in connection with the proposed renewal of the Advisory Agreement between each Absolute Fund and Absolute and the renewal of each Sub-advisory Agreement between Absolute and each of the Sub-advisers.

The Board considered the quality of services to be provided by Absolute and the Sub-advisers under the Advisory and Sub-advisory Agreements with the Trust and Absolute, respectively. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Absolute and the Sub-advisers with principal investment responsibility for the Absolute Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of Absolute’s and the Sub-advisers’ senior management and staff. The Board also considered the adequacy of Absolute’s and the Sub-advisers’ resources and quality of services to be provided by the under the Advisory Agreement and the Sub-advisory Agreements.

The Board, in addition, considered the quality of Absolute’s and the Sub-advisers’ services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of Absolute’s and the Sub-advisers. The Board noted the Advisers’ representations that their firms are financially stable and able to provide investment advisory and sub-advisory services to each of the Absolute Funds.

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ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Absolute Funds under the Advisory and Sub-Advisory Agreements were appropriate in light of its investment objective.

Costs of Services and Profitability

The Board considered information provided by Absolute regarding the costs incurred in connection with providing services to each Absolute Fund and its profitability with respect to each Absolute Fund. The Board considered that Absolute continues to contractually waive certain advisory fees and, as necessary, reimburse certain expenses of the Absolute Opportunities Fund. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Absolute Funds were not excessive in light of the services being provided to the Funds by Absolute.

The Board did not consider information regarding the costs of services to be provided and profits to be realized by each Sub-adviser from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Adviser and the Sub-advisers with respect to the negotiation of the advisory fee rate on behalf of each Absolute Fund. The Board concluded that each Sub-adviser’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreements because Absolute, and not the Fund, was responsible for paying the sub-advisory fees due under each Sub-advisory Agreement.

Performance

In connection with a presentation by Absolute regarding its approach to managing the Absolute Funds, the Board considered each Fund’s performance and each Sub-adviser’s performance over the 1-year, 3-year and since inception periods ended December 31, 2010, as applicable. The Board noted that the Absolute Opportunities Fund underperformed the S&P 500, during the 1-year and since inception periods, but outperformed the Hedge Fund Research Global Hedge Fund Index, in both the 1-year and since inception periods. The Board also noted that the Absolute Strategies Fund underperformed the S&P 500 Index, for  the 1-year period but outperformed it for the 3-, 5- and since inception periods. The Board also noted the significant increase in assets of each of the Absolute Funds during the calendar year ended December 31, 2010.

With respect to Sub-adviser performance, Absolute explained that each Sub-adviser could be expected to achieve dramatically different performance results in light of the Sub-adviser’s particular strategy. The Board noted Absolute’s explanation that, standing alone, no Sub-adviser would necessarily be expected to perform in line with the market and that instead the performance of each Absolute Fund as a whole should be considered.  In this regard, the Board noted that Absolute emphasized its responsibility for allocating each Absolute Fund’s assets among Sub-advisers in order to achieve the applicable Absolute Fund’s investment objective. In light of Absolute’s presentation and the continued growth of the each Absolute Fund’s assets, the Board concluded that the Absolute Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each of the applicable Sub-Advisory Agreements between Absolute and each Sub-adviser.

Compensation

The Board considered the compensation paid to Absolute for providing advisory services to each Absolute Fund. The Board also considered comparative information regarding fees and total expenses of mutual funds identified by Lipper, Inc. as in the Absolute Funds peer group, noting Absolute’s representation that it believes that hedge funds provide a fairer comparison to each Absolute Fund in terms of strategy and complexity and, as such, the Lipper Inc. peer group is not a complete reflection of the each Absolute Fund’s peers. The Board noted that Absolute’s advisory fee rate and total expense ratio were higher than the median advisory fee rate and median total expense ratio for funds in its Lipper Inc. peer group. The Board specifically considered that the Absolute Funds’ fees were among the highest charged by the funds in their Lipper Inc. peer group. In this regard, the Board considered Absolute’s explanation that hedge funds are more similar to each of the Absolute Funds than the mutual funds in their Lipper Inc. peer group, and that such hedge funds’ fees typically consist of a high advisory fee (some as high as 2%) and an additional performance fee (some as high as 20%).  The Board recognized that

88	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Absolute’s fees do not include performance fees and that Absolute pays all of the Sub-advisers out of its advisory fee. Under these circumstances, the Board concluded that it is difficult to make an apples-to-apples comparison of the Absolute Funds’ expense ratios to those of their Lipper Inc. peer group funds, due to variations between the services provided by Absolute to the Absolute Funds and those included in the fees paid by other funds. Based on the foregoing, the Board concluded that the advisory fee rate charged to the Absolute Funds appeared to be within a reasonable range in light of the services Absolute provides to each of the Absolute Funds.

Economies of Scale

In connection with its review of the advisory fee, the Board considered whether either of the Absolute Funds would benefit from any economies of scale and noted that the advisory fees for each of the Absolute Funds do not contain breakpoints. The Board noted Absolute’s explanation that neither Absolute Fund could achieve large economies of scale because the investment strategies of the Sub-advisers were not high-capacity strategies – meaning the Sub-advisers could not successfully manage larger and larger amounts of assets. The Board also noted Absolute’s explanation that, to the extent it was able to obtain fee breaks with certain Sub-advisers, fee breakpoints may not be incorporated into the Absolute Funds’ fee structures given the capacity constraints of the Sub-Advisers and the need for Absolute to be able to hire additional Sub-Advisers at all times for the Absolute Funds as a whole. Based on the foregoing information, the Board concluded that capacity constraints preclude economies of scale from being a material factor in approving the Advisory Agreement or the Sub-advisory Agreements.

Other Benefits

The Board noted the Advisers’ representations that, except for their ability to associate themselves with the Absolute Funds and grow their assets under management, including their contractual advisory and sub-advisory fees, Absolute and the Sub-advisers do not realize any other benefits from their relationships with the Absolute Funds. Under the circumstances, including the foregoing representations, the Board concluded that other benefits received by Absolute and the Sub-advisers from their relationships with the Absolute Funds were not a material factor to consider in approving the continuation of the Advisory and Sub-advisory Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Advisory Agreement and Sub-advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

St. James Investment Company, LLC

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of Absolute Investment Advisers LLC (“AIA” or the “Adviser”) and St. James Investment Company, LLC (“St. James” or the “Subadviser”), the Board considered the Subadviser’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of the Subadviser’s resources and the quality of services to be provided by the Subadviser to the Absolute Strategies Fund (the “Fund”) under the Subadvisory Agreement. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers and other personnel at the Subadviser who would have principal investment responsibility for the portion of the Absolute Fund’s investments to be managed by the Subadviser; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Subadviser’s senior management and staff;  the quality of the Subadviser’s services

89	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

with respect to regulatory compliance and compliance with the Fund’s investment policies and restrictions; and the financial condition and operational stability of the Subadviser. In addition, the Board took into consideration the Adviser’s recommendation of the Subadviser.

The Board noted the Subadviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement with respect to the Subadviser’s services to the Fund.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Adviser and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.  The Board concluded that the Subadviser’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement because AIA, and not the Fund, was responsible for paying the subadvisory fees due to St. James under the Subadvisory Agreement.

Performance

The Board reviewed the Subadviser’s historical performance record in managing accounts in a style similar but not identical to that to be employed on behalf of the Fund.  The Board noted that the Fund will not be investing in these composites nor the accounts that make up the composites.  In particular, the Board evaluated the 3-, 5- and 10-year performance of a composite of accounts (the “Composite”) managed by the Subadviser  under the all-cap core equity investment mandate for the periods ended September 30, 2010 as compared to the S&P 500 Index (the “Index”).   Specifically, the Board noted that the Composite outperformed the Index for all relevant time periods.  Based on this review and all of the relevant facts and circumstances, the Board concluded that the Subadviser’s management of its portion of the Fund could benefit the Fund and its shareholders.

Compensation

The Board reviewed the Subadviser’s proposed compensation for providing subadvisory services to the Fund and noted that the addition of the Subadviser would not change the total management fee paid by the Fund because the subadvisory fees are paid by AIA and not the Fund.  The Board considered that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between AIA and the Fund.  The Board also noted the Subadviser’s representation that the proposed subadvisory fee rate is in line with the fee rates that are charged to the Subadviser’s other advisory relationships.  After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to the Subadviser was not excessive in light of the services to be provided to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints to the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Other Benefits

The Board noted the Subadviser’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, the Board concluded that other benefits accrued by the Subadviser were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement.  Based on its review, including consideration of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment and that approving the Subadvisory Agreement was in the best interests of the Fund’s shareholders.

Longhorn Capital Partners, LP

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of Absolute Investment Advisers LLC (“AIA” or the “Adviser”) and Longhorn Capital Partners, LP (“Longhorn” or the “Subadviser”), the Board considered the Subadviser’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of the Subadviser’s resources and the quality of services to be provided by the Subadviser to the Absolute Strategies Fund (the “Fund”) under the Subadvisory Agreement. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers and other personnel at the Subadviser who would have principal investment responsibility for the portion of the Fund’s investments to be managed by the Subadviser; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Subadviser’s senior management and staff;  the quality of the Subadviser’s services to the Fund with respect to regulatory compliance and compliance with the Fund’s investment policies and restrictions; and the financial condition and operational stability of the Subadviser.

The Board noted the Subadviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Adviser and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.  The Board concluded that the Subadviser’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement because AIA, and not the Fund, was responsible for paying the subadvisory fees due to Longhorn under the Subadvisory Agreement.

Performance

The Board reviewed the Subadviser’s historical performance record. In particular, the Board reviewed the performance of another fund managed by the Subadviser in a style similar but not identical to that to be employed on behalf of the Fund (“Comparable Fund”). The Board noted that the Fund will not be investing in the Comparable Fund.  The Board noted that the Comparable Fund outperformed the S&P 500 Index for the 2007 and 2008 year to

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MARCH 31, 2011

date periods and underperformed for the 2010, 2009 and 2006 year-to-date periods.  In addition, the Board considered that the Subadviser outperformed the S&P 500 Index for the since inception period from May 2006 through September 2010 and the Adviser’s recommendation on behalf of the Subadviser.

Compensation

The Board reviewed the Subadviser’s proposed compensation for providing subadvisory services to the Fund and noted that the addition of the Subadviser would not change the total management fee paid by the Fund because the subadvisory fees are paid by AIA and not the Fund.  The Board considered that the total management fee paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Trustees’ annual approval of the Advisory Agreement between AIA and the Fund.  The Board also noted the Subadviser’s representation that it anticipates that the effective fee rate for the Fund will be comparable to the effective fee rate for its other clients.  After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to the Subadviser was not excessive in light of the services to be provided to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted that the proposed subadvisory fee rate contains breakpoints, but determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale. As a result, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted that the Subadviser would not receive significant ancillary benefits as a result of its relationship with the Fund. In this regard, the Board considered the Subadviser’s representation that the Subadviser may use soft dollars generated by the Fund within the limitations set forth in Section 28(e) of the Securities and Exchange Act of 1934, as amended.  Based on the foregoing information, the Board concluded that any ancillary benefits which may accrue to the Subadviser will benefit the Fund and that they were not a material factor in approving the Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement.  Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment, and that approving the Subadvisory Agreement was in the best interests of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.  Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

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MARCH 31, 2011

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010, through March 31, 2011.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class  in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Absolute Strategies Fund
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2010	March 31, 2011	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,006.48	$11.41	2.28%
Hypothetical (5% return before taxes)	$1,000.00	$1,013.56	$11.45	2.28%
R Shares
Actual	$1,000.00	$1,005.49	$13.35	2.67%
Hypothetical (5% return before taxes)	$1,000.00	$1,011.62	$13.39	2.67%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

93	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Absolute Opportunities Fund
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2010	March 31, 2011	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,027.90	$16.99	3.36%
Hypothetical (5% return before taxes)	$1,000.00	$1,008.18	$16.82	3.36%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 84.11% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 84.35% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Absolute Strategies Fund also designates 58.07% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

The Absolute Opportunities Fund designates 40.03% of its income dividend distributed as DRD and 45.90% for QDI.  The Absolute Opportunities Fund also designates 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

94	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders.  The following table provides information about each Trustee and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated.  Each Trustee oversees twenty portfolios in the Trust.  Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

95	ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.

96	ABSOLUTE FUNDS

Beck, Mack & Oliver Funds

Annual Report

March 31, 2011

Beck, Mack & Oliver LLC

TABLE OF CONTENTS

Beck, Mack & Oliver Global Equity Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	6
Portfolio Profile	7
Schedule of Investments	8
Statement of Assets & Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	16
Performance Chart and Analysis	19
Portfolio Profile	20
Schedule of Investments	21
Statement of Assets & Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

Notes to Financial Statements	27
Report of Independent Public Accounting Firm	36
Additional Information (Unaudited)	37

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

Dear Fellow Shareholder:

The Beck, Mack & Oliver Global Equity Fund (the “Fund”) ended its fiscal year on March 31, 2011 with a net asset value of $20.28 per share, realizing a return of 14.24% for the twelve-month period and representing an increase from its March 31, 2010 net asset value of $17.96 per share. The Fund’s fiscal return compares with a return of 13.45% for the Fund’s benchmark, the MSCI World Index (“MSCI”)1, and a 15.65% return for the S&P 500 Index (“S&P 500”)2. For a longer term perspective, the Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31st were as follows:

Average Annual Total Return as of 03/31/2011	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	14.24%	1.21%	2.58%	6.05%
MSCI World Index	13.45%	-0.25%	2.08%	4.21%
S&P 500 Index	15.65%	2.35%	2.62%	3.29%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.20%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2011; otherwise returns would have been lower. Returns greater than one year are annualized.) The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

As our long-term shareholders know, the Fund has made a substantial commitment to the Asia – Pacific region. We added to that commitment over the past fiscal year and it now stands just shy of 50% of assets under management. These holdings are made up of well diversified operating companies that have strong financials and trade at significant discounts to our appraised long-term values. In some cases that discount is severe, in excess of 35%. In addition to these business values, we also believe that the currencies in which the operating income is derived (i.e., new purchase First Pacific Corp, whose income is derived in Indonesian Rupee and Philippine Peso) are potentially undervalued versus the

1
The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

2
The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

U.S. Dollar, given robust and fiscally healthy economies. From a Purchasing Power Parity3 standpoint as expressed by The Economists’ “Big Mac Index,” these currencies may be as much as 40% undervalued.

The Economist Big Mac Index as of April 28, 2011
			Percent	Over/Under
	Current	Previous	Change	versus U.S.
Asia/Pacific
S. Korea	$3.03	$2.59	+16.99%	-18.33%
Australia	$3.84	$3.37	+13.95%	3.50%
Singapore	$3.46	$2.88	+20.14%	-6.74%
Japan	$3.91	$3.46	+13.01%	5.39%
Philippines	$2.19	$2.05	+6.83%	-40.97%
Hong Kong	$1.90	$1.72	+10.47%	-48.79%
Indonesia	$2.51	$2.05	+22.44%	-32.35%
Thailand	$2.44	$1.89	+29.10%	-34.23%
Malaysia	$2.25	$1.88	+19.68%	-39.35%
China	$2.18	$1.83	+19.13%	-41.24%
New Zealand	$3.59	$3.08	+16.56%	-3.23%

Source: Bloomberg L.P.

Past performance is not indicative of future results.

For U.S. based investors, an investment in the Fund at the very least represents a diversification away from the U.S. Dollar and into potentially stronger currency revenue streams and denominations of securities.

We think there is significant long-term opportunity in Asia as it continues to develop and thrive economically. The region has a large, emerging consumer class with the desire, drive and capability to build wealth and the resultant higher standard of living. We also see valuations in a number of securities that appear discounted from a reasonable appraisal of fair value, primarily due to macro concerns. In property companies such as Henderson Land, it’s the fear of a potential bubble that is about to burst. In our estimation, that analysis is too broad. We believe there are pockets of problems, but in real estate “everything is local” and what applies to one city, district, or even building, may not be true for another. It also appears that recent government actions in China, where Henderson Land operates, are meant to address a potential

3
Purchasing power parity (PPP) is the theory that exchange rates between currencies are in equilibrium when their purchasing power is the same in each of the two countries, meaning that the exchange rate between two countries should equal the ratio of the two countries' price level of a fixed basket of goods and services. When a country's domestic price level is increasing (i.e., a country experiences inflation), that country's exchange rate must depreciate in order to return to PPP.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

bubble. In general, there appears to be a natural pent-up demand for a higher standard of living. In commercial real estate (i.e. Hang Lung) we generally want to own the best quality product that can withstand and even thrive in a tough environment. We think many Asian countries are well poised for continued growth over the long-term. Thus the Fund’s exposure to Asia is much larger than the exposure of the Fund’s benchmark index (MSCI) to Asia and we are comfortable with that. While we know that we risk short-term underperformance, as was the case with our first quarter 2011 operations, we believe our patience will be rewarded over the long-term.

Our performance for fiscal 2011 was derived from a variety of our holdings in financials, diversified operations and consumer companies. One standout performer was CNP – the Belgian family holding company of entrepreneur extraordinaire Albert Frere. In recent days, CNP announced that it would go private with the help of BNP Paribas. CNP was the “mothership” of a chain of holding companies that held varied assets including French blue chip companies such as Total S.A. While we believe CNP is worth in excess of the offer, which was at about book value, the result was a large positive movement in the price of shares given an enormous, ongoing discount to net asset value (“NAV”). We of course thought that a premium to NAV was warranted for the collection of unique public and private assets under the guidance and stewardship of Frere and his team. Our Fund is populated with a number of similar situations, such as Investor AB. While there may or may not be value unlocking transactions in store for such holdings in the future, we remain confident that management, who is generally aligned with shareholders such as ourselves, is taking the necessary actions while seeking to continue to compound wealth at high rates of return into the future.

While the Fund’s relatively muted recent performance stems from its overweighting in Asia, the Fund’s positions in the Asian – Pacific region contributed significantly to its fiscal year total returns. Some of the biggest contributors to performance during the period included Fanuc Ltd. and Universal Entertainment Corporation in Japan, Genting Berhad in Malaysia, and HTC Corporation in Taiwan (which the Fund exited in March 2011). Canadian-based companies such as Huntingdon Real Estate Investment Trust and Potash Corp. of Saskatchewan, Inc. also outperformed.

The Fund’s investments in the Healthcare sector on a whole and select Telecommunication Services stocks proved a drag on performance during the fiscal year. Healthcare stocks such as Novartis AG, Sanofi-Aventis SA and Baxter International minimized or detracted from performance. Other select holdings in Europe such as SES SA in Luxembourg and Münchener Rückversicherungs-Gesellschaft in Germany were additional laggards. The Fund’s relatively limited exposure to U.S. stocks also impacted the Fund’s relative performance.

During the period, assets that had successfully achieved their investment objectives (such as Potash) were divested as were select assets that constituted misses for the Fund. Select stocks in Europe were exited in order to allocate capital to

BECK, MACK & OLIVER GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

cheaper situations presenting greater value. We remain constructive on the long-term outlook for stocks currently held by the Fund and we believe the portfolio is well positioned for long-term growth and preservation of capital.

Thank you for your continued investment in the Fund.

David E. Rappa                                                                                               Peter A. Vlachos

Robert C. Beck

RISKS AND DISCLOSURE:

There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The views in this report were those of the Fund managers as of March 31, 2011 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Global Equity Fund (the “Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.20%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Beck, Mack & Oliver Global Equity Fund vs. MSCI World Index

Investment Value on 03/31/11:
Beck, Mack & Oliver Global Equity Fund	$17,990
MSCI World Index	$15,104
Average Annual Total Return as of 03/31/11:		One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund		14.24%	2.58%	6.05%
MSCI World Index		13.45%	2.08%	4.21%

BECK, MACK & OLIVER GLOBAL EQUITY FUND

PORTFOLIO PROFILE

MARCH 31, 2011

% of Total Investments

% of Total Investments
Financials	42.7%
Consumer Discretionary	16.8%
Consumer Staples	13.8%
Energy	12.2%
Industrials	6.9%
Information Technology	3.4%
Healthcare	1.6%
Telecommunication Services	1.5%
Materials	1.1%

100.0%

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

Shares	Security Description	Value

Common Stock - 97.3%
Australia - 3.6%
196,100	GrainCorp, Ltd.	$1,543,582
6,435	Rio Tinto, Ltd.	564,099
107,600	Santos, Ltd.	1,730,653

		3,838,334
Belgium - 3.6%
32,800	Anheuser-Busch InBev NV	1,868,430
28,500	Compagnie Nationale a Portefeuille	1,961,953

		3,830,383
Bermuda - 5.0%
50,000	Axis Capital Holdings, Ltd.	1,746,000
16,900	Enstar Group, Ltd. (a)	1,687,972
26,150	RenaissanceRe Holdings, Ltd.	1,804,088

		5,238,060
Brazil - 3.4%
273,245	BM&FBovespa SA	1,983,250
310,500	TIM Participacoes SA (a)	1,588,017

		3,571,267
Canada - 16.9%
69,200	Brookfield Asset Management, Inc., Class A	2,249,089
101,315	EnCana Corp.	3,498,407
2,735	Fairfax Financial Holdings, Ltd.	1,033,311
695,750	Huntingdon REIT (a)	4,808,174
30,000	Imperial Oil, Ltd.	1,532,955
1,418,800	Petroamerica Oil Corp. (a)	380,493
1,384,200	Petromanas Energy, Inc. (a)	478,295
45,406	Suncor Energy, Inc.	2,036,374
144,000	Viterra, Inc.	1,746,715

		17,763,813
China - 2.5%
448,000	China Oilfield Services, Ltd., Class H	1,013,659
936,000	Minth Group, Ltd.	1,569,115

		2,582,774
France - 2.8%
29,000	Total SA	1,765,398
39,700	Vivendi SA	1,133,696

		2,899,094
Germany - 3.3%
19,700	Fresenius Medical Care AG & Co. KGaA, ADR	1,330,144
6,200	Gerresheimer AG (a)	286,005
11,600	Muenchener Rueckversicherungs AG, Class R	1,831,362

		3,447,511

Shares	Security Description	Value

Hong Kong - 17.0%
138,300	Cheung Kong Holdings, Ltd.	$2,254,462
1,894,000	First Pacific Co., Ltd.	1,694,691
144,000	Guoco Group, Ltd.	1,777,195
450,000	Hang Lung Properties, Ltd.	1,969,840
412,890	Henderson Land Development Co., Ltd.	2,861,044
42,400	Jardine Matheson Holdings, Ltd.	1,888,496
343,000	Shangri-La Asia, Ltd.	886,322
178,000	Television Broadcasts, Ltd.	1,045,773
2,001,000	Value Partners Group, Ltd.	1,890,757
416,000	Wheelock & Co., Ltd.	1,561,628

		17,830,208
India – 2.3%
54,700	Financial Technologies India, Ltd.	1,059,533
26,900	ICICI Bank, Ltd., ADR	1,340,427

		2,399,960
Italy – 1.6%
119,200	Fiat Industrial SpA (a)	1,711,263

Japan – 9.9%
118,000	Daiwa Securities Group, Inc.	541,909
23,300	Fanuc, Ltd.	3,526,653
39,100	Honda Motor Co., Ltd.	1,468,953
320	Osaka Securities Exchange Co., Ltd.	1,606,155
60,800	Toyota Industries Corp.	1,839,058
49,200	Universal Entertainment Corp. (a)	1,443,823

		10,426,551
Jordan – 0.9%
74,670	Arab Bank PLC	947,404

Malaysia – 2.0%
574,000	Genting Bhd	2,092,269

Mexico – 5.1%
23,300	Coca-Cola Femsa S.A.B. de C.V., ADR	1,793,867
26,700	Fomento Economico Mexicano S.A.B. de C.V., ADR	1,567,290
82,100	Grupo Televisa SA, ADR (a)	2,013,913

		5,375,070
Netherlands – 1.8%
38,400	Heineken Holding NV	1,845,942

Philippines – 1.0%
2,001,700	Alliance Global Group, Inc.	549,775
6,100,000	Metro Pacific Investments Corp.	458,203

		1,007,978

See Notes to Financial Statements.                       8

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

Shares	Security Description	Value

Republic Of South Korea - 2.8%
45,500	Jusung Engineering Co., Ltd. (a)	$744,542
22,600	LG Corp.	1,685,291
1,122	POSCO	516,532

		2,946,365
Spain - 1.4%
519,100	Promotora de Informaciones SA (a)	1,515,477

Sweden - 5.1%
35,701	Industrivarden AB, Class A	692,877
126,300	Investor AB, Class A	2,993,470
133,500	Telefonaktiebolaget LM Ericsson, Class B	1,721,653

		5,408,000
Switzerland - 2.3%
8,500	Compagnie Financiere Richemont SA, Class A	490,936
34,120	Nestle SA	1,955,817

		2,446,753
Taiwan - 2.5%
877,700	Uni-President Enterprises Corp.	1,202,840
2,030,000	Yuanta Financial Holding Co., Ltd.	1,460,034

		2,662,874
United States - 0.5%
19,400	US Bancorp	512,742

Total Common Stock (Cost $84,436,260)	102,300,092

Contracts	Security Description	Strike Price	Exp. Date	Value

Call Options Purchased - 0.0%
800,000	Canadian Currency (b)	$1.18	07/11	$214
700,000	Canadian Currency (b)	1.15	07/11	307
350,000	Japanese Currency (b)	95.00	10/11	1,460
350,000	Japanese Currency (b)	90.00	10/11	3,609
350,000	Japanese Currency (b)	98.00	11/11	1,025
350,000	Japanese Currency (b)	92.00	11/11	2,829

Total Call Options Purchased (Premiums Paid $55,175)	9,444

Total Investments - 97.3% (Cost $84,491,435)*	$102,309,536

Other Assets & Liabilities, Net – 2.7%	2,847,566
Net Assets – 100.0%	$105,157,102

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $9,444 or 0.0% of net assets.

*Cost for federal income tax purposes is $88,682,432 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,153,420
Gross Unrealized Depreciation	(1,526,316)
Net Unrealized Appreciation	$13,627,104

See Notes to Financial Statements.             9

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2011.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value:
Common Stock
Australia	$3,838,334	$-	$-	$3,838,334
Belgium	3,830,383	-	-	3,830,383
Bermuda	5,238,060	-	-	5,238,060
Brazil	3,571,267	-	-	3,571,267
Canada	17,763,813	-	-	17,763,813
China	2,582,774	-	-	2,582,774
France	2,899,094	-	-	2,899,094
Germany	3,447,511	-	-	3,447,511
Hong Kong	17,830,208	-	-	17,830,208
India	2,399,960	-	-	2,399,960
Italy	1,711,263	-	-	1,711,263
Japan	10,426,551	-	-	10,426,551
Jordan	947,404	-	-	947,404
Malaysia	2,092,269	-	-	2,092,269
Mexico	5,375,070	-	-	5,375,070
Netherlands	1,845,942	-	-	1,845,942
Philippines	1,007,978	-	-	1,007,978
Republic Of South Korea	2,946,365	-	-	2,946,365
Spain	1,515,477	-	-	1,515,477
Sweden	5,408,000	-	-	5,408,000
Switzerland	2,446,753	-	-	2,446,753
Taiwan	2,662,874	-	-	2,662,874
United States	512,742	-	-	512,742
Call Options Purchased	-	-	9,444	9,444
Total Investments At Value	$102,300,092	$-	$9,444	$102,309,536

Other Financial Instruments**
Forward Currency Contracts	-	83,096	-	83,096
Total Assets	$102,300,092	$83,096	$9,444	$102,392,632
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(1,046,572)	-	(1,046,572)
Total Liabilities	$-	$(1,046,572)	$-	$(1,046,572)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.          10

BECK, MACK & OLIVER GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Call Options Purchased

Balance as of 03/31/10	$-
Transfers In	9,444
Balance as of 03/31/11	$9,444
Net change in unrealized depreciation from investments held as of 03/31/11***	$(45,731)

*** The unrealized depreciation is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

See Notes to Financial Statements.          11

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Total investments, at value (Cost $84,491,435)	$102,309,536
Cash	5,585,057
Foreign currency (Cost $35,192)	35,192
Receivables:
Fund shares sold	113,850
Investment securities sold	1,133,704
Dividends and interest	353,672
Unrealized gain on forward currency contracts	83,096
Prepaid expenses	12,401
Total Assets	109,626,508

LIABILITIES
Unrealized loss on forward currency contracts	1,046,572
Payables:
Investment securities purchased	3,285,075
Fund shares redeemed	1,000
Accrued Liabilities:
Investment adviser fees	69,702
Trustees’ fees and expenses	35
Fund service fees	15,976
Compliance services fees	1,752
Other expenses	49,294
Total Liabilities	4,469,406

NET ASSETS	$105,157,102

COMPONENTS OF NET ASSETS
Paid-in capital	$89,362,062
Undistributed net investment income	90,480
Accumulated net realized loss	(1,148,909)
Net unrealized appreciation	16,853,469
NET ASSETS	$105,157,102
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,184,519
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$20.28
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.          12

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $211,950)	$1,683,711
Interest income	29,982
Total Investment Income	1,713,693
Adviser
EXPENSES
Investment adviser fees	1,328,943
Fund service fees	181,632
Custodian fees	53,858
Registration fees	21,706
Professional fees	88,144
Trustees' fees and expenses	2,752
Compliance services fees	26,068
Miscellaneous expenses	38,977
Total Expenses	1,742,080
Fees waived and expenses reimbursed	(634,626)
Net Expenses	1,107,454

NET INVESTMENT INCOME	606,239

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,465,298
Foreign currency transactions	(1,327,088)
Net realized gain	4,138,210
Net change in unrealized appreciation (depreciation) on:
Investments	8,820,932
Foreign currency translations	(1,036,288)
Net change in unrealized appreciation (depreciation)	7,784,644
NET REALIZED AND UNREALIZED GAIN	11,922,854
INCREASE IN NET ASSETS FROM OPERATIONS	$12,529,093

See Notes to Financial Statements.          13

BECK, MACK & OLIVER GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2011	2010
OPERATIONS
Net investment income	$606,239	$370,884
Net realized gain (loss)	4,138,210	(1,637,594)
Net change in unrealized appreciation (depreciation)	7,784,644	20,414,178
Increase in Net Assets Resulting from Operations	12,529,093	19,147,468

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,183,670)	(152,280)
Total Distributions to Shareholders	(1,183,670)	(152,280)

CAPITAL SHARE TRANSACTIONS
Sale of shares	30,807,564	15,519,757
Reinvestment of distributions	1,066,235	141,354
Redemption of shares	(4,240,785)	(4,746,432)
Redemption fees	9,521	—
Increase in Net Assets from Capital Share Transactions	27,642,535	10,914,679
Increase in Net Assets	38,987,958	29,909,867

NET ASSETS
Beginning of Year	66,169,144	36,259,277
End of Year (Including line (a))	$105,157,102	$66,169,144

SHARE TRANSACTIONS
Sale of shares	1,670,605	953,756
Reinvestment of distributions	53,499	8,082
Redemption of shares	(222,985)	(302,306)
Increase in Shares	1,501,119	659,532

(a) Undistributed (distributions in excess of) net investment income.	$90,480	$(170,054)

See Notes to Financial Statements.          14

BECK, MACK & OLIVER GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, Beginning of Year	$17.96	$11.99	$20.34	$22.78	$21.97
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.11	0.12	0.07	0.11
Net realized and unrealized gain (loss)	2.42	5.90	(8.12)	(0.64)	2.69
Total from Investment Operations	2.55	6.01	(8.00)	(0.57)	2.80
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.23)	(0.04)	—	(0.53)	(0.46)
Net realized gain	—	—	(0.35)	(1.34)	(1.53)
Total Distributions to Shareholders	(0.23)	(0.04)	(0.35)	(1.87)	(1.99)
REDEMPTION FEES (a)	— (b)	—	—	— (b)	— (b)
NET ASSET VALUE, End of Year	$20.28	$17.96	$11.99	$20.34	$22.78
TOTAL RETURN	14.24%	50.16%	(39.51)%	(3.32)%	13.22%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$105,157	$66,169	$36,259	$55,437	$54,280
Ratios to Average Net Assets:
Net investment income	0.68%	0.69%	0.73%	0.29%	0.49%
Net expense	1.25%	1.34%	1.75%	1.75%	1.90%
Gross expense (c)	1.97%	2.20%	2.28%	2.07%	2.28%
PORTFOLIO TURNOVER RATE	122%	54%	56%	51%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.             15

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) ended its fiscal year on March 31, 2011 with a net asset value of $12.53 per share, realizing a return of 22.62% for the twelve-month period and representing an increase from its March 31, 2010 net asset value of $10.66 per share. The Partners Fund’s fiscal return compares with a return of 15.65% for the Partners Fund’s benchmark, the S&P 500 Index (“S&P 500”)1.

Despite strong performance during the past two years the S&P 500 remains well below the previous peak reached in October 2007. Corporate profits, however, have more than fully recovered and S&P 500 operating earnings are expected to reach a record level of approximately $100 per share in 2011 and continue growing in 2012. Thus, with the S&P 500 trading at approximately 13x its 2011 estimated operating earnings and with the distribution of those earnings being more balanced (the financial sector represented 31% of operating earnings in 2007 and represented 15% in 2010), the market is attractively valued relative to historic standards.

One factor that we find disquieting is that a portion of last year’s stock market gain was fueled by government actions. Through late August 2010, the market was down 6% and marked by concerns that the economic recovery had lost the break-out velocity needed to free itself from the strong gravitational pull of a double dip recession. Federal Reserve Chairman Ben Bernanke responded by suggesting that the Fed was prepared to provide additional stimulus “if necessary.” These comments had an almost immediate positive impact and the implementation of a second round of quantitative easing confirmed that additional stimulus was needed. The extension of the Bush tax cuts that had been set to expire at year-end provided an additional lift to the market. Our chief concern is that these measures amount to a sugar high for the economy and merely delay our having to deal with fundamental imbalances that exist. We might be better served taking a page out of the Paul Volker playbook...“some pain now rather than greater pain later.”

The risk of inflation tops our list of concerns. Low interest rates and increased government spending undoubtedly played a crucial role in helping the global economy to stabilize. A likely outcome of this exaggerated accommodative stance, however, is higher than average inflation. Some economists are concerned about a return to the extreme levels of the 1970s, when inflation in many developed economies reached 10 percent (a level that is historically associated with

1
The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

 capital expenditures (the cost of repairing and maintaining a company’s plant, property and equipment). When companies fail to pass on rising input costs to their customers, they fail to maintain cash flows in real terms and the value of their business is reduced.

Further, as inflation rises, so do concerns about future inflationary pressures, which in turn leads to an increase in the risk premium for holding equities. Investors then start discounting future earnings at a higher rate, causing valuation multiples to compress and driving equity prices lower. While equities become less attractive, they often tend to be the best house in a bad neighborhood, as inflation can have a devastating impact on a fixed income portfolio, particularly one that has a higher weighted-average maturity.

We remain intrigued/confused by investors’ strong affinity toward bonds, which has created opportunities to purchase equities at attractive relative valuations. A prime example of this in 2010 was Johnson & Johnson (JNJ), which issued 10-year bonds at a yield of 2.95%. At the time JNJ shares had a dividend yield of 3.7%. It seemed to us that purchasing the equity with a 25% yield advantage vs. the bonds and a high potential for a rising dividend (JNJ has raised its dividend for 48 consecutive years) was the intelligent way to allocate capital. Purchasing the bonds at that juncture, in our view, was more driven by fear of equities than by sound fundamental analysis. Toward the end of 2010 our perspective was validated as investors grew increasingly comfortable with equities and bonds performed poorly (the 20-year Treasury price shed about 10% while large cap equity indexes were up approximately 10% for the year).

As of 03/31/11 the Partners Fund’s portfolio remained overweight Energy (19% vs. 13% for the S&P 500), Financials (28% vs. 16% for the S&P 500) and Healthcare (18% vs. 11% for the S&P 500). The Energy sector was the strongest performer in the market with energy stocks in the S&P 500 up 23.6% over the year vs. the S&P 500 which appreciated 15.6%. Fluor (FLR) was the best performing stock in the Partners Fund’s portfolio (up 58.4% for the year) and, while categorized as an industrial, the company is well-positioned to benefit from the global build out of oil and gas infrastructure. ConocoPhillips (COP) up 56%, Schlumberger (SLB) up 47% and Williams (WMB) up 35% are all energy names that contributed significantly to performance.

Our large Healthcare exposure detracted from performance during the year, however we remain sanguine about the prospects for these equities. While there are clearly macro headwinds in the healthcare industry, the favorable demographic trends coupled with compelling valuations lead us to believe that these companies will contribute to performance over a longer period of time. Merck (MRK) was down 11.6% for the year and was the second worst performing stock in the portfolio. However, MRK has delivered positive cash flows every year since 1973 and these cumulative cash flows, a measure of a company's financial health, now exceed the share price by almost $15.

We thank you for your continued support.

Zachary A. Wydra

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2011

RISKS AND DISCLOSURE:

There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The views in this report were those of the Partners Fund managers as of March 31, 2011 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund.  The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund.  The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher.  The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC.  If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower.  The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.56%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Investment Value on 03/31/11:
Beck, Mack & Oliver Partners Fund	$15,802
S&P 500 Index	$13,828
Average Annual Total Return as of 03/31/11:		One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund		22.62%	1.84%	4.68%
S&P 500 Index		15.65%	2.62%	3.29%

BECK, MACK & OLIVER PARTNERS FUND

PORTFOLIO PROFILE

MARCH 31, 2011

% of Total Investments

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

Shares	Security Description	Value

Common Stock - 97.0%
Consumer Discretionary - 1.8%
17,700	Lowe's Cos., Inc.	$467,811

Consumer Staples - 2.8%
13,100	Anheuser-Busch InBev NV, ADR	748,927

Energy - 19.0%
11,278	ConocoPhillips	900,661
37,213	EnCana Corp.	1,284,965
26,900	Noble Corp.	1,227,178
9,930	Plains Exploration & Production Co. (a)	359,764
5,789	Schlumberger, Ltd.	539,882
13,190	Subsea 7 SA, ADR	333,443
12,490	The Williams Cos., Inc.	389,438

		5,035,331
Financials - 28.0%
16,600	Axis Capital Holdings, Ltd.	579,672
2,250	Berkshire Hathaway, Inc., Class B (a)	188,168
42,179	Brookfield Asset Management, Inc., Class A	1,369,130
15,632	Enstar Group, Ltd. (a)	1,561,324
9,000	Homefed Corp. (a)	245,250
32,213	Leucadia National Corp.	1,209,276
25,534	PICO Holdings, Inc. (a)	767,552
15,100	RenaissanceRe Holdings, Ltd.	1,041,749
17,700	US Bancorp	467,811

		7,429,932
Healthcare - 17.6%
19,827	Abbott Laboratories	972,514
21,100	Baxter International, Inc.	1,134,547
18,236	Johnson & Johnson	1,080,483
44,452	Merck & Co., Inc.	1,467,361

		4,654,905
Industrials - 8.1%
9,829	Dover Corp.	646,159
11,156	Fluor Corp.	821,751
7,846	Roper Industries, Inc.	678,365

		2,146,275
Information Technology - 13.3%
5,940	International Business Machines Corp.	968,636
68,378	Molex, Inc., Class A	1,414,741
20,813	QUALCOMM, Inc.	1,141,176

		3,524,553
Materials - 3.8%
36,499	Nalco Holding Co.	996,788

Shares	Security Description	Value

Telecommunication Services - 1.5%
276,099	Level 3 Communications, Inc. (a)	$405,866

Utilities - 1.1%
13,000	Brookfield Infrastructure Partners LP	288,860

Total Common Stock (Cost $18,428,019)	25,699,248

Corporate Non-Convertible Bonds - 2.1%
Telecommunication Services - 2.1%
$540,000	Level 3 Financing, Inc. (Cost $525,155)	9.25%	11/01/14	554,850

Total Investments - 99.1% (Cost $18,953,174)*	$26,254,098

Other Assets & Liabilities, Net – 0.9%	226,861
Net Assets – 100.0%	$26,480,959

ADR	American Depository Receipt
LP	Limited Partnership
(a)	Non-income producing security.

*Cost for federal income tax purposes is $18,994,898 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,614,693
Gross Unrealized Depreciation	(355,493)
Net Unrealized Appreciation	$7,259,200

See Notes to Financial Statements.          21

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.

Level 1	Level 2	Level 3	Total

Investments At Value:
Common Stock
Consumer Discretionary	$467,811	$-	$-	$467,811
Consumer Staples	748,927	-	-	748,927
Energy	5,035,331	-	-	5,035,331
Financials	7,429,932	-	-	7,429,932
Healthcare	4,654,905	-	-	4,654,905
Industrials	2,146,275	-	-	2,146,275
Information Technology	3,524,553	-	-	3,524,553
Materials	996,788	-	-	996,788
Telecommunication Services	405,866	-	-	405,866
Utilities	288,860	-	-	288,860
Corporate Non-Convertible Bonds	-	554,850	-	554,850
Total Investments At Value	$25,699,248	$554,850	$-	$26,254,098

See Notes to Financial Statements.          22

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Total investments, at value (Cost $18,953,174)	$26,254,098
Cash	195,739
Receivables:
Dividends and interest	65,508
Prepaid expenses	8,284
Total Assets	26,523,629

LIABILITIES
Payables:
Fund shares redeemed	1,031
Accrued Liabilities:
Investment adviser fees	7,199
Trustees’ fees and expenses	9
Fund service fees	7,894
Compliance services fees	748
Other expenses	25,789
Total Liabilities	42,670

NET ASSETS	$26,480,959

COMPONENTS OF NET ASSETS
Paid-in capital	$18,417,963
Undistributed net investment income	50,897
Accumulated net realized gain	711,175
Net unrealized appreciation	7,300,924
NET ASSETS	$26,480,959
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,113,267
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.53
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.          23

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,803)	$374,189
Interest income	56,585
Total Investment Income	430,774
Adviser
EXPENSES
Investment adviser fees	211,814
Fund service fees	153,599
Custodian fees	9,913
Registration fees	9,264
Professional fees	42,701
Trustees' fees and expenses	681
Compliance services fees	10,082
Miscellaneous expenses	12,971
Total Expenses	451,025
Fees waived and expenses reimbursed	(239,212)
Net Expenses	211,813

NET INVESTMENT INCOME	218,961

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,121,783
Net change in unrealized appreciation on investments	3,356,797
NET REALIZED AND UNREALIZED GAIN	4,478,580
INCREASE IN NET ASSETS FROM OPERATIONS	$4,697,541

See Notes to Financial Statements.          24

BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2011	December 1, 2009* through March 31, 2010
OPERATIONS
Net investment income	$218,961	$49,805
Net realized gain on investments	1,121,783	342,210
Net change in unrealized appreciation on investments	3,356,797	696,065
Increase in Net Assets Resulting from Operations	4,697,541	1,088,080

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(203,007)	(15,673)
Net realized gain	(756,148)	-
Total Distributions to Shareholders	(959,155)	(15,673)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,375,171	5,029,969
Shares issued from reorganization (Note 1)	-	13,513,594
Reinvestment of distributions	946,674	15,651
Redemption of shares	(797,600)	(413,320)
Redemption fees	27	-
Increase in Net Assets from Capital Share Transactions	3,524,272	18,145,894
Increase in Net Assets	7,262,658	19,218,301

NET ASSETS
Beginning of Period	19,218,301	-
End of Period (Including line (a))	$26,480,959	$19,218,301

SHARE TRANSACTIONS
Sale of shares	300,049	490,164
Shares issued from reorganization (Note 1)	-	1,351,359
Reinvestment of distributions	82,614	1,522
Redemption of shares	(72,861)	(39,580)
Increase in Shares	309,802	1,803,465

(a) Undistributed net investment income.	$50,897	$35,936
* Commencement of operations.

See Notes to Financial Statements.              25

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2011	December 1, 2009 (a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11	0.03
Net realized and unrealized gain	2.25	0.64
Total from Investment Operations	2.36	0.67
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.01)
Net realized gain	(0.39)	—
Total Distributions to Shareholders	(0.49)	(0.01)
REDEMPTION FEES (b)	— (c)	—
NET ASSET VALUE, End of Period	$12.53	$10.66
TOTAL RETURN	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	1.03%	0.86	%(e)
Net expense	1.00%	1.00	%(e)
Gross expense (f)	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	49%	17	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.             26

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 1. Organization

The Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Beck, Mack & Oliver Global Equity Fund commenced operations on December 8, 1993. The Beck, Mack & Oliver Global Equity Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective June 24, 2009, the name of the Austin Global Equity Fund was changed to the Beck, Mack & Oliver Global Equity Fund.  The Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of the BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

On December 1, 2009, the Partnership reorganized into the Beck, Mack & Oliver Partners Fund.  The reorganization of net assets and unrealized gain from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Unrealized Gain on Investments Received from Reorganization
December 1, 2009	$13,513,594	1,351,359	$3,248,062

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended March 31, 2011, the Beck, Mack & Oliver Global Equity Fund entered into an aggregated total notional value of $32,489,260 of forward currency contracts.  Additionally, the Beck, Mack & Oliver Global Equity Fund entered into a total notional value of $186,584,234 of spot currency contracts for the year ended March 31, 2011.

As of March 31, 2011, the Beck, Mack & Oliver Global Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(632,044)	Australian Dollar	04/21/11	$600,000	$(52,065)
(310,594)	Australian Dollar	05/05/11	275,000	(44,859)
(143,678)	Australian Dollar	05/06/11	125,000	(22,944)
(468,090)	Canadian Dollars	05/09/11	450,000	(32,400)
(519,500)	Canadian Dollars	05/17/11	500,000	(35,286)
(1,107,150)	Canadian Dollars	07/21/11	1,100,000	(38,910)
(803,280)	Canadian Dollars	07/26/11	800,000	(26,212)
(356,688)	Swiss Franc	05/12/11	325,000	(63,444)
(747,900)	Swiss Franc	05/17/11	675,000	(139,519)
(766,107)	European Union Euro	05/06/11	1,000,000	(84,985)
(312,427)	European Union Euro	05/10/11	400,000	(42,431)
(783,147)	European Union Euro	05/13/11	1,000,000	(108,952)

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(763,994)	European Union Euro	06/01/11	$1,000,000	$(81,395)
(631,829)	European Union Euro	08/16/11	850,000	(42,650)
(1,724,138)	European Union Euro	09/09/11	2,400,000	(34,327)
(1,011,122)	European Union Euro	09/12/11	1,400,000	(27,500)
(153,406)	Pounds Sterling	05/11/11	225,000	(20,968)
153,406	Pounds Sterling	05/11/11	(241,276)	4,692
(100,476,000)	Japanese Yen	06/10/11	1,200,000	(8,487)
(58,891,000)	Japanese Yen	06/17/11	700,000	(8,357)
(87,832,500)	Japanese Yen	08/17/11	1,050,000	(7,143)
(1,357,080,000)	South Korean Won	05/02/11	1,200,000	(34,761)
1,357,080,000	South Korean Won	05/02/11	(1,204,153)	30,608
(574,770,000)	South Korean Won	05/03/11	510,000	(12,925)
(1,483,950,000)	South Korean Won	05/11/11	1,300,000	(49,295)
(638,000)	Malaysian Ringgit	06/01/11	200,000	(9,711)
(15,358,000)	Philippines Peso	08/16/11	350,000	(1,781)
48,490,000	New Taiwan Dollar	08/15/11	(1,667,469)	(12,530)
23,360,000	New Taiwan Dollar	08/15/11	(800,000)	(2,735)
(71,850,000)	New Taiwan Dollar	08/15/11	2,500,000	47,796

				$(963,476)

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2011, are disclosed in the Beck, Mack & Oliver Global Equity Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts purchased options in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Equity Fund entered into a total value of $55,175 on purchased options for the year ended March 31, 2011.

Derivatives Transactions - The Beck, Mack & Oliver Global Equity Fund’s use of derivatives during the year ended March 31, 2011, was limited to forward currency contracts and purchased call options. The volume of open positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts derivative transactions in order to achieve the exposure desired by the adviser. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack & Oliver Global Equity Fund.

The location on the Statement of Assets and Liabilities of the Beck, Mack & Oliver Global Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Purchased Call Options
	Total investments	$9,444		$-
Forward Currency Contracts
	Unrealized gain on currency contracts	83,096	Unrealized loss on currency contracts	1,046,572

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2011, by the Beck, Mack & Oliver Global Equity Fund are recorded in the following locations in the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Call Options
	Realized gain (loss) – Investments and Net Change in Unrealized Appreciation (Depreciation) on - Investments	$-	$(45,731)

Forward Currency Contracts
	Realized gain (loss) – foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – foreign currency translations	(583,193)	(1,032,820)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of March 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Beck, Mack & Oliver Global Equity Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service. The Beck, Mack & Oliver Partners Fund’s federal tax returns filed in the two-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

	Investment Adviser Waived	Fund Service Fees Waived	Total Fees Waived
Beck, Mack & Oliver Global Equity Fund	$629,788	$4,838	$634,626
Beck, Mack & Oliver Partners Fund	138,415	100,797	239,212

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2011, were as follows:

	Non-U.S. Government Obligations		U.S.Government Obligations
	Purchases	Sales	Purchases	Sales
Beck, Mack & Oliver Global Equity Fund	$128,922,607	$101,628,763	$-	$1,534,257
Beck, Mack & Oliver Partners Fund	14,006,333	9,719,397	-	-

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Equity Fund
2011	$1,183,670	$-	$1,183,670
2010	152,280	-	152,280
Beck, Mack & Oliver Partners Fund
2011	361,813	597,342	959,155
2010	15,673	-	15,673

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

As of March 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total

Beck, Mack & Oliver Global Equity Fund	$3,118,891	$130,280	$(1,101,119)	$13,646,988	$15,795,040
Beck, Mack & Oliver Partners Fund	281,518	522,278	-	7,259,200	8,062,996

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions, real estate investment trusts and currency in the Beck, Mack & Oliver Global Equity Fund and wash sales and partnerships in the Beck, Mack & Oliver Partners Fund.

For tax purposes, the current year post-October loss was $1,101,119 (realized during the period November 1, 2010 through March 31, 2011) for the Beck, Mack & Oliver Global Equity Fund. This loss was recognized for tax purposes on the first business day of the Fund's next fiscal year, April 1, 2011.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2011. The following reclassification was the result of currency gain/loss reclassifications, real estate investment trusts and passive foreign investment company transactions in the Beck, Mack & Oliver Global Equity Fund and partnerships in the Beck, Mack & Oliver Partners Fund and has no impact on the net assets of each Fund.

	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Undistributed Net Realized Gain (Loss)
Beck, Mack & Oliver Global Equity Fund	$837,965	$(837,965)
Beck, Mack & Oliver Partners Fund	(993)	993

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 is effective for interim

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

 and annual periods beginning after December 15, 2011.  Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Global Equity Fund
and Beck, Mack & Oliver Partners Fund

We have audited the accompanying statements of assets and liabilities of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years of period in the two year period then ended, and the financial highlights for each of the years or period (Beck, Mack and Oliver Partners Fund Commenced operations on December 1, 2009) in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for Beck, Mack & Oliver Global Equity Fund for each of the years in the two year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2011, the results of their operations for the year, the changes in their net assets for each of the years or periods in the two year period then ended, and their financial highlights for each of the years or periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 25, 2011

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Investment Advisory Agreement Approval

At the March 25, 2011 Board meeting, the Board, including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”).  In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser  with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser  from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and may have attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to each Fund.

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Agreement were appropriate in light of their investment objectives.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were not excessive in light of the services provided to the Funds.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Performance

The Board reviewed the performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board noted that the Beck, Mack & Oliver Global Equity Fund outperformed its benchmark for the 1-, 3-, 5- and since inception periods. The Board also noted that the Beck, Mack & Oliver Partners Fund had underperformed its benchmark for the 3- and 5- year periods but outperformed its benchmark for the 1-year and since inception periods. Noting the Funds’ asset growth and performance, the Board concluded that the each BMO Fund’s performance was reasonable relative to its benchmark and that each Fund and its shareholders could benefit from the Adviser’s management.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each BMO Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Global Equity Fund was below the median fee of that Fund’s Lipper Inc. peer group and that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Partners Fund was below the median fee of that Fund’s Lipper Inc. peer group. The Board also noted that the Beck, Mack & Oliver Global Equity Fund’s actual total expense ratio was the lower than the median of its Lipper Inc. peer group and that the Beck, Mack & Oliver Partners Fund’s actual total expense ratio was the lowest of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to each Fund.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation and the recognition that the soft dollar research obtained by the Adviser also benefits the Funds, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.  Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010, through March 31, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line  in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Equity Fund
Actual	$1,000.00	$1,082.73	$6.49	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,202.45	$5.49	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
* Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver Global Equity Fund designates 9.43% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 48.28% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Beck, Mack & Oliver Global Equity Fund also designates 53.82% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).  The Beck, Mack & Oliver Partners Fund designates 49.42% of its income dividend distributed as DRD and 68.01% for QDI.  The Beck, Mack & Oliver Partners Fund also designates 29.85% as QII and 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).  The Beck, Mack & Oliver Partners Fund paid long-term capital gain dividends of $597,342 for the tax year ended March 31, 2011.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders.  The following table provides information about each Trustee and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated.  Each Trustee oversees twenty portfolios in the Trust.  Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

MERK HARD CURRENCY FUNDSM

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®

Investor Shares (MEAFX)

Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

ANNUAL REPORT	MARCH 31, 2011

1

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2011

Dear Shareholder,

We present the Annual Report for the Merk Hard Currency FundSM, Merk Asian Currency Fund® and Merk Absolute Return Currency Fund® (collectively referred to as the “Funds”) with respect to the period April 1, 2010 through March 31, 2011 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of hard currencies.

•	The Merk Asian Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of Asian currencies.

•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

On April 1, 2010, we introduced an institutional share class for the Funds that eliminates the 12b-1 fee, with a minimum investment of $250,000 (which may be aggregated across multiple client accounts for advisers). The expense ratio for the institutional share class of each Fund is 1.05%.

Merk Hard Currency Fund Investor Shares posted a return of 9.39% for the 12-month period ended March 31, 2011. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) increased 7.65% during the Period. As of March 31, 2011, the Investor Shares of the Fund had a five-year return of 8.04% and an annualized return of 6.71% since inception on May 10, 2005; this compares to a five-year return of 6.66% and an annualized return of 4.99% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. All the currencies the Fund had exposure to increased in value over the Period. Notable performers were the Swiss franc, which rose by 14.68%, the Swedish krona, which rose by 14.16%, the Australian dollar, which rose by 12.61% and the Fund’s largest allocation, the euro, which rose by 4.80%(*). Additionally, gold appreciated 28.65% during the Period, as measured by the spot price of gold per troy ounce.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. During the Period we decreased the Norwegian krone position, mostly in favor of increasing the Fund’s exposures to the Swedish krona, Swiss franc and the euro.

While we continue to favor Norway’s strong fiscal position and large current account surplus, the recent appointment of Øystein Olsen as the Governor of the central bank led us to reassess the outlook for the Norwegian krone. Olsen has been somewhat vocal in his views that the krone may be too strong relative to key trading partners’ currencies, and that a weaker krone may increase competitiveness. As a result, we decided to reduce the Fund’s exposure to the Norwegian krone. That said, the Norwegian krone allocation was increased towards the end of the Period, as a result of the political unrest in the Middle East that may create long-term benefits for Norway and the Norwegian krone, given the country’s political stability and large oil resources.

In Sweden, we were heartened by the rapid reduction in the size of the Riksbank’s (the Swedish central bank) balance sheet witnessed during the Period; the size of a central bank’s balance sheet can be thought of as a proxy for the amount of money that central bank has printed.1 This reduction was largely a result of running down emergency liquidity facilities made available to the

[1]

A central bank’s balance sheet summarizes its financial position, and is made up of assets, liabilities and equity. Assets equal liabilities plus equity. In contrast to a corporation, currency in circulation (cash) is a liability for a central bank. Through the purchase of any asset, financial or not, a central bank may increase its balance sheet at no cost, simply by creating new money (increasing its currency in circulation liability by the exact amount it increases its assets).

2

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2011

financial industry at the heart of the financial crisis. Importantly, it was the structure of these emergency liquidity facilities that allowed the Riksbank to rapidly reduce it’s balance sheet, once concerns over the Swedish banking industry’s exposures to Eastern Europe abated. As opposed to the U.S. Federal Reserve (“Fed”), which purchased over a trillion dollars worth of mortgage-backed securities, the Riksbank provided financial institutions with emergency funding, with the longest such facility being 12 months. As a result, the Riksbank retained a great deal more flexibility in its balance sheet than that of the Fed. We believe the outlook for Sweden’s economy is improving and the Riksbank is now focusing more on price stability through its monetary policy; as a result, the Swedish krona may continue to appreciate.

We also re-allocated the Fund’s exposures in favor of the currencies of other Western European nations outside of Norway. We saw strategic value on the back of price weakness, and consider that we have entered an environment that will be supportive of such currencies.

With regard to the euro, we have argued and continue to believe that the challenges in weaker Eurozone countries are significant, but should be expressed in the pricing of the bonds of the respective Eurozone countries and financial institutions, rather than the euro. Over the Period, the market appears to have come closer to our view, as is reflected in a euro that has appreciated substantially from its low last summer, while interest rates paid by different Eurozone countries vary significantly dependent on their perceived health.

Merk Asian Currency Fund Investor Shares posted a return of 2.74% for the 12-month period ended March 31, 2011. In comparison, the Citigroup 3-Month U.S. T-Bill index (“reference basket”) increased 0.15% during the Period. As of March 31, 2011, the Fund had an annualized return of -0.20% since inception on April 1, 2008; this compares to an annualized return of 0.47% since March 31, 2008 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies the Fund had exposure to appreciated over the reference period. Notable performers were the Singapore dollar, which returned 10.99%, the Taiwanese dollar, which returned 8.00%, the Malaysian ringgit, which returned 7.88%, and the Fund’s largest exposure, the Chinese renminbi, which returned 4.24% during the Period.(*) We adapt the currency allocations as our analysis of monetary policies and economic environments evolve.

While still retaining a substantial portfolio allocation to the Chinese renminbi, we reduced the currency’s exposure during the Period, redeploying funds chiefly into the Malaysian ringgit and the Singapore dollar. Policy makers in both Malaysia and Singapore appear to be embracing freer-floating currencies as an effective tool in managing domestic inflationary pressures and sustainable economic growth. We believe the economic outlook for both countries remains favorable, with policy makers focused on fostering ongoing domestic investment and attracting and retaining foreign capital. Malaysia in particular may benefit from the recent increase in oil prices, given its position as a net exporter of oil.

We also reduced the Fund’s exposure to the Indian Rupee, as we are concerned policy makers in India have not been acting fast enough to contain inflationary pressures.

[2]

Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, that the annualized return for the Fund is from April 1, 2008 through March 31, 2011, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through March 31, 2011.

3

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2011

Merk Absolute Return Currency Fund Investor Shares posted a return of 6.52% for the 12-month period ended March 31, 2011. In comparison, the Citigroup 3-Month U.S. T-Bill index (“reference basket”) increased 0.15% during the Period. As of March 31, 2011, the Fund had an annualized return of 2.60% since inception on September 9, 2009; this compares to an annualized return of 0.13% since August 31, 2009 for the reference basket.3 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Merk Absolute Return Currency Fund employs a tactical, periodic currency allocation process; currency exposures have historically been rebalanced on a monthly or bi-weekly basis. As such, currency exposures can change significantly from one holding period to the next. Moreover, the Fund aims to take advantage of potential short-term profit opportunities within the currency market. As such, the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund has held both long and short positions in each of the currencies the Fund invests in. As an example, the Fund has held long and short positions in the Australian dollar, while simultaneously holding offsetting positions in the New Zealand dollar. Likewise, the Fund has held long and short positions in the Swiss franc, with corresponding offsetting positions in the euro. Such allocations may generate return series that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

The Fund benefited from a net positive exposure to the Swedish krona for most of the Period, as the currency returned 14.16% through this timeframe. The Fund also held a negative net exposure to the U.S. dollar for the majority of the 12-month Period, which contributed positively to overall Fund performance, as the U.S. dollar declined 6.43%, as measured by the Dollar Index, over this time frame.(*)

Market Analysis and Insights

We witnessed numerous market developments in the 12-month period ended March 31, 2011, including the continued weakness in the U.S. dollar. We believe U.S. dollar weakness may be a consequence of the diverging monetary approaches central banks are taking around the globe. While many international central banks have been on a tightening path, raising rates during the Period (i.e. central banks of: Australia, Brazil, Canada, China, India, Norway, Sweden, to name but a few), the Fed has been conspicuous in its continued easing monetary policy stance. Indeed, while other central banks have been shrinking the size of their balance sheets, the Fed’s balance sheet continues to expand on the back of ongoing quantitative easing policies.

In late August 2010, Fed Chair Ben Bernanke, in a speech in Jackson Hole, WY, alluded to the Fed’s intention to conduct an expanded quantitative easing program. Subsequently, in November 2010, a $600 billion quantitative easing program was announced (“QE2”), aimed at acquiring longer-term U.S. Treasury securities through the end of June 2011. The Jackson Hole speech marked the start of a significant rally in the price of many assets that typically help provide investors with protection against inflation, from equities to oil to gold. Over the same time period, we witnessed a significant increase in the market’s implied expectations for future inflation, a gauge we watch closely, as it tends to be a leading indicator of inflation itself.

[3]

Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2011, whereas performance for the Fund is calculated for the period since inception through March 31, 2011.

4

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2011

Inflation manifests itself through a decline in purchasing power of the dollar, or said another way, weakness in the value of the dollar. Indeed, from the date of Bernanke’s Jackson Hole speech through March 31, 2011, the U.S. dollar declined 8.52%, as measured by the U.S. Dollar Index (DXY).

In our opinion, the Fed’s monetary policies are implicitly devaluing the U.S. dollar. Consider the following: when the Fed purchases U.S. Treasury securities, it artificially drives down the yield on those same securities, intentionally overvaluing them. At the same time, yields around the world have been rising, as international central banks follow tighter monetary policies. As a result, rational investors are evermore incentivized to look abroad for less manipulated, higher rates of return. Combine this with the supply-side dynamics of the U.S. dollar, where the Fed has continued to expand its balance sheet (the change in a central bank’s balance sheet can be thought of as a proxy for the amount of additional money that has been printed) – basic economic theory tells us that all else equal, an increase in supply of an asset is likely to result in a decline in the value of that asset. In this case the asset just happens to be the U.S. dollar.

Furthermore, we consider the approach taken by the Fed in 2008 and 2009 to address the global financial crisis has created inherent inefficiencies on the Fed’s balance sheet and potential inflexibility, should inflation break out to the upside. As opposed to the approach taken elsewhere, such as in the Eurozone or Sweden (alluded to earlier), where those central banks provided emergency funding to the financial sector, often with a maximum maturity of 12 months, but more commonly over a shorter time frame, the Fed, amongst other programs, purchased a vast amount of mortgage-backed securities (MBS). This has multiple implications. For one, providing liquidity to a specific area of the economy (housing market) is traditionally fiscal policy, falling squarely in the realm of Congress. With the Fed encroaching on Congress’s territory, the level of government oversight and scrutiny increased. Such developments threaten the independence of the Fed; the less independence a central bank operates with, the less effective it becomes at fostering price stable environments. Secondly, whereas the emergency facilities provided overseas are by design much easier to run-down, this is not the case for the Fed’s holdings of MBS. There remains very little active market for such securities, and even if the Fed were to dispose of these securities, this action would likely dramatically increase yields. Such a rise in yields may precipitate a further decline in the economy; with the economic recovery still not out of the woods, this may be the last thing the Fed would want to do.

Likewise, fiscal policies around the world differ greatly. Whereas many countries are implementing fiscal austerity measures aimed at improving government finances, it appears to us a “spend at any cost” mentality still prevails in Washington. Relative to many other nations, the U.S. fiscal situation has deteriorated significantly recently, and until we see tangible evidence of politicians’ willingness to address these issues, not simply debate them, the public finances of the U.S. will remain on an unsustainable path.

These issues may well continue to weigh on the U.S. dollar for the foreseeable future. We continue to favor the currencies of nations whose central banks appear to be following much more prudent monetary policies and display healthy fiscal situations, or whose government is convincingly tackling austerity concerns through attainable programs.

In Asia, domestic inflationary pressures may continue to be the key driver for Asian countries to allow their currencies to appreciate. We favor Asian countries that produce goods and services at the mid to high end of the value chain: higher end producers have greater pricing power, whereas low-end producers compete predominantly on price; in our assessment, low-end producers are more likely to instigate competitive devaluations of their currencies. It is not surprising to us that Vietnam, for example, a country producing low-end consumer goods, has continued to engage in currency devaluation during the Period, whereas more advanced Asian economies have gradually been embracing stronger currencies. Many Asian nations may ultimately export domestic inflation to the U.S., further compounding the risks to the U.S. dollar.

Despite throwing vast amounts of money at the system, the Fed has been unable to control where that money actually ends up. As much as Bernanke may want to generate house price inflation to bail out all those consumers underwater on their mortgages, house prices have continued to stagnate. The money has shown up somewhere, however: one of the implications of the Fed’s continued easy monetary policies is that many other asset prices have moved up in tandem. From stocks to corporate bonds to commodities and natural resources, we have seen large upswings in price, combined with increased correlations. At the same time, the U.S. dollar has continued to weaken. In such an environment, it may be evermore important for investors to add uncorrelated asset classes to their portfolios, to protect against downside movements in price, while managing U.S. dollar risk.

5

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2011

Given a backdrop with so many global dynamics to play out, we believe the currency asset class may continue to provide valuable portfolio diversification benefits and upside potential.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk	Kieran Osborne, CFA
President & Chief Investment Officer	Co-Portfolio Manager

The views in this report were those of the Fund Managers as of March 31, 2011, and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what each respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last three month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

* All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the U.S. Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

6

MERK HARD CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Investment Value on 03/31/11:
Merk Hard Currency Fund Investor Shares	$14,663
JPMorgan 3-Month Global Cash Index	$13,324

Average Annual Total Return as of 03/31/11:	One Year	Five Year	Since Inception (05/10/05)
Merk Hard Currency Fund Investor Shares	9.39%	8.04%	6.71%
Merk Hard Currency Fund Institutional Shares*	9.77%	8.12%	6.78%
JPMorgan 3-Month Global Cash Index	7.65%	6.66%	4.99%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

7

MERK ASIAN CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Investment Value on 03/31/11:
Merk Asian Currency Fund Investor Shares	$9,939
Citigroup 3-Month U.S. T-Bill Index	$10,141

Average Annual Total Return as of 03/31/11:	One Year	Since Inception (04/01/08)
Merk Asian Currency Fund Investor Shares	2.74%	(0.20)%
Merk Asian Currency Fund Institutional Shares*	3.00%	(0.12)%
Citigroup 3-Month U.S. T-Bill Index**	0.15%	0.47%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

8

MERK ABSOLUTE RETURN CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Investment Value on 03/31/11:
Merk Absolute Return Currency Fund Investor Shares	$10,407
Citigroup 3-Month U.S. T-Bill Index	$10,021

Average Annual Total Return as of 03/31/11:	One Year	Since Inception (09/09/09)
Merk Absolute Return Currency Fund Investor Shares	6.52%	2.60%
Merk Absolute Return Currency Fund Institutional Shares*	6.88%	2.82%
Citigroup 3-Month U.S. T-Bill Index**	0.15%	0.13%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

9

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 49.4%

Municipal City - Sweden - 0.7%
20,000,000	City of Gothenburg EMTN	SEK	3.08%	04/14/12	$3,171,692

Non-U.S. Government - Australia - 3.7%
17,000,000	Australian Government Bond, Series 117	AUD	5.75	06/15/11	17,618,937

Non-U.S. Government - Austria - 4.7%
15,000,000	Austria Government Bond (a)	EUR	5.00	07/15/12	22,155,822

Non-U.S. Government - Denmark - 4.2%
13,870,000	Denmark Government Bond EMTN	EUR	3.13	11/28/11	19,900,592

Non-U.S. Government - Finland - 4.7%
15,000,000	Finland Government Bond	EUR	4.25	09/15/12	22,026,531

Non-U.S. Government - New Zealand - 2.3%
14,000,000	New Zealand Government Bond, Series 1111	NZD	6.00	11/15/11	10,907,006

Non-U.S. Government - Sweden - 7.5%
215,000,000	Sweden Government Bond, Series 1046	SEK	5.50	10/08/12	35,655,174

Non-U.S. Government - Switzerland - 2.1%
9,000,000	Switzerland Government Bond	CHF	4.00	06/10/11	9,865,440

Regional Agency - Australia - 6.8%
7,000,000	New South Wales Treasury Corp., Series 12	AUD	6.00	05/01/12	7,320,252
14,000,000	Queensland Treasury Corp., Series 11	AUD	6.00	06/14/11	14,513,913
10,000,000	Western Australian Treasury Corp., Series 11	AUD	7.00	04/15/11	10,352,801

					32,186,966

Regional Authority - Canada - 12.7%
11,000,000	Alberta Capital Finance Authority MTN (b)	CAD	1.37	02/05/13	11,355,812
7,000,000	Alberta Capital Finance Authority (b)	CAD	1.69	07/02/14	7,288,159
10,000,000	Alberta Treasury Branch	CAD	4.10	06/01/11	10,367,200
15,000,000	Province of Manitoba MTN (b)	CAD	1.70	09/04/12	15,572,615
15,000,000	Province of Ontario MTN (b)	CAD	1.90	07/15/11	15,515,214

					60,099,000

Total Foreign Bonds (Cost $216,067,771)					233,587,160

Foreign Central Bank Securities - 4.4%

Central Banks - Switzerland - 4.4%
11,000,000	Swiss National Bank Bill, Series sn84 (c)	CHF	0.11	04/04/11	11,975,904
8,000,000	Swiss National Bank Bill (c)	CHF	0.20	05/02/11	8,708,074

Total Foreign Central Bank Securities (Cost $19,568,328)					20,683,978

Foreign Treasury Securities - 32.7%

Non-U.S. Government - Canada - 10.2%
11,000,000	Canadian Treasury Bill, Series 182 (c)	CAD	0.86	04/28/11	11,338,453
35,800,000	Canadian Treasury Bill , Series 364 (c)	CAD	0.91-0.97	04/14/11	36,913,340

					48,251,793

See Notes to Financial Statements.	10

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Non-U.S. Government - France - 4.2%
14,000,000	French Treasury Bill (c)	EUR	0.48	04/14/11	$19,830,832

Non-U.S. Government - Germany - 6.6%
22,000,000	German Treasury Bill (c)	EUR	0.47-0.58%	04/20/11	31,170,190

Non-U.S. Government - Netherlands - 4.6%
15,500,000	Dutch Treasury Certificate (c)	EUR	0.61-0.63	04/29/11	21,955,500

Non-U.S. Government - Norway - 7.1%
186,000,000	Norwegian Treasury Bill (c)	NOK	2.17-2.21	06/15/11	33,488,577

Total Foreign Treasury Securities (Cost $151,159,084)					154,696,892

Foreign Banker’s Acceptance - 0.8%

Banker’s Acceptance - Canada - 0.8%
3,800,000	Toronto Dominion Bank Ltd., B.A. (c)	CAD	1.12	04/25/11	3,916,642

Total Foreign Banker’s Acceptance (Cost $3,836,169)					3,916,642

Shares

Exchange Traded Fund - 9.2%
310,000	SPDR Gold Trust (d) (Cost $32,814,531)				43,344,200

Total Investments - 96.5% (Cost $423,445,883)*					$456,228,872

Foreign Currencies - 1.9%:
Australian Dollar - 0.0%					209,926
Canadian Dollar - 0.2%					922,496
Euro - 0.2%					937,107
Japanese Yen - 0.0%					1,001
New Zealand Dollar - 0.0%					44,439
Norwegian Krone - 0.1%					263,621
Swedish Krona - 0.0%					55,417
Swiss Franc - 1.4%					6,617,765

Total Foreign Currencies (Cost $8,987,898)					9,051,772

Other Assets and Liabilities, Net - 1.6%					7,886,507

NET ASSETS - 100.0%					$473,167,151

(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the year, the value of these securities amounted to $22,155,822 or 4.7% of net assets.
(b)	Variable rate security. Rate presented is as of March 31, 2011.
(c)	Rates shown are annualized yields at time of purchase.
(d)	Non-income producing security.

*	Cost for Federal income tax purposes is $423,314,149 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,970,822
Gross Unrealized Depreciation	(56,099)

Net Unrealized Appreciation	$32,914,723

See Notes to Financial Statements.	11

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

As of March 31, 2011, the Merk Hard Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
EMTN	European Medium Term Note
MTN	Medium Term Note

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Investments at Value:	Level 1	Level 2	Level 3	Total
Foreign Bonds	$-	$233,587,160	$-	$233,587,160
Foreign Central Bank Securities	-	20,683,978	-	20,683,978
Foreign Treasury Securities	-	154,696,892	-	154,696,892
Banker’s Acceptance	-	3,916,642	-	3,916,642
Exchange Traded Fund	43,344,200	-	-	43,344,200

Total	$43,344,200	$412,884,672	$-	$456,228,872

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	49.4%
Foreign Central Bank Securities	4.4%
Foreign Treasury Securities	32.7%
Banker’s Acceptance	0.8%
Exchange Traded Fund	9.2%
Foreign Currencies	1.9%
Other Assets and Liabilities, Net	1.6%

Total	100.0%

See Notes to Financial Statements.	12

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a)(b) - 99.5%
$19,000,000	U.S. Treasury Bill	0.17%	04/28/11	$18,998,545
12,000,000	U.S. Treasury Bill	0.18	05/19/11	11,999,257
16,000,000	U.S. Treasury Bill	0.19	06/16/11	15,997,808
10,000,000	U.S. Treasury Bill	0.18	07/14/11	9,997,400
13,000,000	U.S. Treasury Bill	0.18	07/28/11	12,995,866
14,500,000	U.S. Treasury Bill	0.16	08/25/11	14,492,359
10,500,000	U.S. Treasury Bill	0.15	09/01/11	10,493,983
10,000,000	U.S. Treasury Bill	0.15-0.16	09/22/11	9,992,510

Total U.S. Treasury Bills (Cost $104,952,824)				104,967,728

Total Investments - 99.5% Cost ($104,952,824)*				$104,967,728

Net Unrealized Gain on Forward Currency Contracts - 0.1%				$114,985

Other Assets and Liabilities, Net - 0.4%				462,902

NET ASSETS - 100.0%				$105,545,615

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost for Federal income tax purposes is $104,952,824 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,132
Gross Unrealized Depreciation	(228)

Net Unrealized Appreciation	$14,904

As of March 31, 2011, the Merk Asian Currency Fund had the following currency exposures:

CNY	Chinese Renminbi
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

See Notes to Financial Statements.	13

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

As of March 31, 2011, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
(45,000,000)	Chinese Renminbi	$(6,857,665)	04/20/11	$-	$(21,495)
7,500,000	Chinese Renminbi	1,145,126	04/20/11	1,401	-
12,000,000	Chinese Renminbi	1,837,110	04/20/11	-	(2,667)
35,000,000	Chinese Renminbi	5,349,555	04/20/11	903	-
71,000,000	Chinese Renminbi	10,856,269	04/20/11	-	(2,483)
(4,300,000)	Hong Kong Dollar	(552,811)	04/20/11	-	(86)
10,500,000	Hong Kong Dollar	1,351,729	04/20/11	-	(1,631)
37,000,000	Indian Rupee	802,081	04/20/11	24,494	-
41,000,000	Indian Rupee	895,001	04/20/11	20,934	-
45,000,000	Indian Rupee	981,675	04/20/11	23,619	-
(110,000,000)	Japanese Yen	(1,346,625)	04/20/11	24,043	-
110,000,000	Japanese Yen	1,320,909	04/20/11	1,673	-
2,000,000	Malaysian Ringgit	651,784	04/20/11	7,684	-
19,000,000	New Taiwan Dollar	660,456	04/20/11	-	(14,076)
34,000,000	New Taiwan Dollar	1,187,980	04/20/11	-	(31,301)
48,000,000	New Taiwan Dollar	1,677,149	04/20/11	-	(44,190)
126,000,000	New Taiwan Dollar	4,399,441	04/20/11	-	(112,925)
1,000,000	Singapore Dollar	775,861	04/20/11	17,496	-
4,400,000	Singapore Dollar	3,414,770	04/20/11	76,000	-
600,000,000	South Korean Won	536,241	04/20/11	10,083	-
5,300,000	Chinese Renminbi	811,750	05/25/11	-	(174)
27,700,000	Chinese Renminbi	4,241,635	05/25/11	1	-
38,300,000	Chinese Renminbi	5,861,198	05/25/11	3,592	-
(107,000,000)	Indian Rupee	(2,310,706)	05/25/11	-	(63,533)
45,000,000	Indian Rupee	978,261	05/25/11	20,251	-
(2,700,000)	Malaysian Ringgit	(891,825)	05/25/11	3,873	-
2,800,000	Malaysian Ringgit	919,057	05/25/11	1,782	-
11,500,000	Malaysian Ringgit	3,762,227	05/25/11	19,789	-
23,500,000	Malaysian Ringgit	7,662,960	05/25/11	65,508	-
(185,000,000)	New Taiwan Dollar	(6,231,474)	05/25/11	-	(67,167)
38,000,000	New Taiwan Dollar	1,342,282	05/25/11	-	(48,507)
800,000	Singapore Dollar	628,679	05/25/11	6,053	-
1,000,000	Singapore Dollar	786,018	05/25/11	7,396	-
1,000,000	Singapore Dollar	789,186	05/25/11	4,230	-
1,100,000	Singapore Dollar	862,759	05/25/11	9,997	-
1,700,000	Singapore Dollar	1,333,229	05/25/11	15,576	-
3,400,000	Singapore Dollar	2,674,055	05/25/11	23,554	-
1,100,000,000	South Korean Won	979,083	05/25/11	20,062	-
1,300,000,000	South Korean Won	1,163,051	05/25/11	17,757	-
2,300,000,000	South Korean Won	2,071,512	05/25/11	17,610	-
16,000,000	Chinese Renminbi	2,455,871	06/22/11	-	(1,518)
32,800,000	Chinese Renminbi	5,033,763	06/22/11	-	(2,339)
46,000,000	Chinese Renminbi	7,057,921	06/22/11	-	(1,655)
6,000,000	Hong Kong Dollar	771,272	06/22/11	649	-
50,000,000	Indian Rupee	1,100,352	06/22/11	3,149	-
132,000,000	Indian Rupee	2,878,953	06/22/11	34,291	-
137,000,000	Indian Rupee	2,982,800	06/22/11	40,794	-
4,000,000	Malaysian Ringgit	1,311,046	06/22/11	2,003	-
7,500,000	Malaysian Ringgit	2,474,023	06/22/11	-	(12,056)
9,400,000	Malaysian Ringgit	3,088,549	06/22/11	-	(2,884)

See Notes to Financial Statements.	14

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
66,800,000	New Taiwan Dollar	$2,299,880	06/22/11	$-	$(24,077)
78,000,000	New Taiwan Dollar	2,687,802	06/22/11	-	(30,427)
87,000,000	New Taiwan Dollar	2,977,413	06/22/11	-	(13,418)
10,100,000	Singapore Dollar	7,984,613	06/22/11	29,507	-
1,900,000,000	South Korean Won	1,701,747	06/22/11	20,953	-
2,200,000,000	South Korean Won	1,957,818	06/22/11	36,887	-

Unrealized gain (loss) on forward currency contracts				$613,594	$(498,609)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	104,967,728	114,985
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$104,967,728	$114,985

**	Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	99.5%
Net Unrealized Gain on Forward Currency Contracts	0.1%
Other Assets and Liabilities, Net	0.4%

Total	100.0%

See Notes to Financial Statements.	15

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a)(b) - 98.7%
$5,000,000	U.S. Treasury Bill	0.17%	4/28/2011	$4,999,617
3,000,000	U.S. Treasury Bill	0.14-0.20	5/26/2011	2,999,788
2,000,000	U.S. Treasury Bill	0.19	6/16/2011	1,999,726
7,500,000	U.S. Treasury Bill	0.18	7/28/2011	7,497,615
3,000,000	U.S. Treasury Bill	0.16	8/25/2011	2,998,419
8,500,000	U.S. Treasury Bill	0.15-0.16	9/22/2011	8,493,633

Total U.S. Treasury Bills (Cost $28,985,388)				28,988,798

Total Investments - 98.7% Cost ($28,985,388)*				$28,988,798

Net Unrealized Loss on Forward Currency Contracts - (0.7)%				$(194,146)

Other Assets and Liabilities, Net - 2.0%				587,074

NET ASSETS - 100.0%				$29,381,726

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost for Federal income tax purposes is $28,985,388 and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$3,602
Gross Unrealized Depreciation	(192)

Net Unrealized Appreciation	$3,410

As of March 31,2011, the Merk Absolute Return Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

See Notes to Financial Statements.	16

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

As of March 31, 2011, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
(6,000,000)	Australian Dollar	$(6,029,100)	04/20/11	$-	$(161,722)
(2,545,000)	Australian Dollar	(2,573,122)	04/20/11	-	(52,818)
(1,600,000)	Australian Dollar	(1,618,514)	04/20/11	-	(32,372)
(1,100,000)	Australian Dollar	(1,112,131)	04/20/11	-	(22,853)
(180,000)	Australian Dollar	(176,109)	04/20/11	-	(9,616)
(155,000)	Australian Dollar	(151,994)	04/20/11	-	(7,935)
(150,000)	Australian Dollar	(150,779)	04/20/11	-	(3,992)
(130,000)	Australian Dollar	(132,912)	04/20/11	-	(1,223)
(115,000)	Australian Dollar	(115,154)	04/20/11	-	(3,503)
(100,000)	Australian Dollar	(100,061)	04/20/11	-	(3,119)
(50,000)	Australian Dollar	(50,346)	04/20/11	-	(1,244)
(50,000)	Australian Dollar	(50,020)	04/20/11	-	(1,570)
2,000,000	Australian Dollar	2,024,590	04/20/11	39,017	-
(1,200,000)	Pound Sterling	(1,929,175)	04/20/11	4,560	-
(1,047,000)	Pound Sterling	(1,701,427)	04/20/11	22,201	-
(640,000)	Pound Sterling	(1,043,845)	04/20/11	17,384	-
(65,000)	Pound Sterling	(104,908)	04/20/11	658	-
(40,000)	Pound Sterling	(64,077)	04/20/11	-	(77)
550,000	Pound Sterling	890,102	04/20/11	-	(7,987)
600,000	Pound Sterling	975,249	04/20/11	-	(12,942)
(600,000)	Canadian Dollar	(615,829)	04/20/11	-	(2,774)
(170,000)	Canadian Dollar	(174,417)	04/20/11	-	(854)
(50,000)	Canadian Dollar	(51,558)	04/20/11	8	-
50,000	Canadian Dollar	51,023	04/20/11	528	-
60,000	Canadian Dollar	61,826	04/20/11	35	-
70,000	Canadian Dollar	71,666	04/20/11	504	-
80,000	Canadian Dollar	82,047	04/20/11	434	-
110,000	Canadian Dollar	113,205	04/20/11	206	-
115,000	Canadian Dollar	117,087	04/20/11	1,478	-
120,000	Canadian Dollar	121,676	04/20/11	2,045	-
185,000	Canadian Dollar	187,064	04/20/11	3,672	-
300,000	Canadian Dollar	307,825	04/20/11	1,477	-
2,200,000	Canadian Dollar	2,261,913	04/20/11	6,300	-
5,248,000	Canadian Dollar	5,400,338	04/20/11	10,381	-
40,000	Euro	55,945	04/20/11	722	-
40,000	Euro	55,644	04/20/11	1,023	-
40,000	Euro	56,327	04/20/11	340	-
75,000	Euro	106,349	04/20/11	-	(99)
80,000	Euro	111,343	04/20/11	1,991	-
100,000	Euro	139,524	04/20/11	2,143	-
220,000	Euro	303,549	04/20/11	8,119	-
360,000	Euro	497,632	04/20/11	12,370	-
1,825,000	Euro	2,554,624	04/20/11	30,805	-
(270,000,000)	Japanese Yen	(3,293,209)	04/20/11	46,872	-
(135,500,000)	Japanese Yen	(1,650,034)	04/20/11	20,854	-
155,500,000	Japanese Yen	1,900,769	04/20/11	-	(31,119)
250,000,000	Japanese Yen	3,057,487	04/20/11	-	(51,619)
(9,200,000)	New Zealand Dollar	(6,760,473)	04/20/11	-	(250,111)
(4,600,000)	New Zealand Dollar	(3,447,553)	04/20/11	-	(57,739)
(1,600,000)	New Zealand Dollar	(1,175,734)	04/20/11	-	(43,498)

See Notes to Financial Statements.	17

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
(150,000)	New Zealand Dollar	$(109,808)	04/20/11	$-	$(4,495)
(70,000)	New Zealand Dollar	(51,674)	04/20/11	-	(1,667)
(70,000)	New Zealand Dollar	(51,501)	04/20/11	-	(1,841)
(70,000)	New Zealand Dollar	(51,692)	04/20/11	-	(1,649)
4,700,000	New Zealand Dollar	3,522,030	04/20/11	59,464	-
8,100,000	New Zealand Dollar	5,946,809	04/20/11	225,552	-
(20,300,000)	Norwegian Krone	(3,618,340)	04/20/11	-	(48,580)
(7,400,000)	Norwegian Krone	(1,319,068)	04/20/11	-	(17,642)
(3,700,000)	Norwegian Krone	(663,384)	04/20/11	-	(4,971)
(650,000)	Norwegian Krone	(117,028)	04/20/11	-	(386)
300,000	Norwegian Krone	53,727	04/20/11	464	-
400,000	Norwegian Krone	71,702	04/20/11	552	-
400,000	Norwegian Krone	71,443	04/20/11	812	-
700,000	Norwegian Krone	123,571	04/20/11	2,874	-
3,500,000	Norwegian Krone	627,513	04/20/11	4,715	-
44,110,000	Norwegian Krone	7,936,808	04/20/11	31,067	-
(3,500,000)	Swedish Krona	(551,852)	04/20/11	-	(2,121)
(2,400,000)	Swedish Krona	(376,218)	04/20/11	-	(3,650)
300,000	Swedish Krona	46,938	04/20/11	545	-
550,000	Swedish Krona	86,633	04/20/11	420	-
600,000	Swedish Krona	94,506	04/20/11	461	-
600,000	Swedish Krona	93,804	04/20/11	1,163	-
600,000	Swedish Krona	95,311	04/20/11	-	(344)
900,000	Swedish Krona	139,858	04/20/11	2,592	-
1,100,000	Swedish Krona	173,392	04/20/11	714	-
1,200,000	Swedish Krona	186,947	04/20/11	2,987	-
2,900,000	Swedish Krona	459,283	04/20/11	-	(276)
48,450,000	Swedish Krona	7,635,959	04/20/11	32,619	-
(100,000)	Swiss Franc	(108,068)	04/20/11	-	(819)
(80,000)	Swiss Franc	(86,065)	04/20/11	-	(1,044)
(50,000)	Swiss Franc	(54,574)	04/20/11	130	-
50,000	Swiss Franc	53,752	04/20/11	691	-
50,000	Swiss Franc	54,473	04/20/11	-	(30)
60,000	Swiss Franc	64,874	04/20/11	458	-
90,000	Swiss Franc	99,102	04/20/11	-	(1,104)
100,000	Swiss Franc	108,789	04/20/11	98	-
135,000	Swiss Franc	150,096	04/20/11	-	(3,099)
180,000	Swiss Franc	193,872	04/20/11	2,124	-
650,000	Swiss Franc	701,643	04/20/11	6,120	-
1,900,000	Swiss Franc	2,044,398	04/20/11	24,448	-
2,645,000	Swiss Franc	2,856,890	04/20/11	23,161	-

Unrealized gain (loss) on forward currency contracts				$660,358	$(854,504)

See Notes to Financial Statements.	18

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	28,988,798	(194,146)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$28,988,798	$(194,146)

**	Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills.

PORTFOLIO HOLDINGS

U.S. Treasury Bills	98.7%
Net Unrealized Loss on Forward Currency Contracts	(0.7)%
Other Assets and Liabilities, Net	2.0%

Total	100.0%

See Notes to Financial Statements.	19

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2011

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund
ASSETS
Investments:
Total investments, at cost	$423,445,883	$104,952,824	$28,985,388
Net unrealized appreciation	32,782,989	14,904	3,410

Total investments, at value	456,228,872	104,967,728	28,988,798
Foreign currency (Cost $8,987,898, $0, and $0, respectively)	9,051,772	-	-
Cash	144	458,826	563,435
Unrealized gain on forward currency contracts	-	613,594	660,358
Receivables:
Fund shares sold	4,063,767	192,092	51,735
Interest and dividends	4,589,459	61	56

Total Assets	473,934,014	106,232,301	30,264,382

LIABILITIES
Unrealized loss on forward currency contracts	-	498,609	854,504
Payables:
Fund shares redeemed	241,829	87,890	5,682
Due to custodian	66,168	-	-
Accrued liabilities:
Investment adviser fees	361,547	78,763	16,241
Distribution fees	77,925	17,060	5,050
Other expenses	19,394	4,364	1,179

Total Liabilities	766,863	686,686	882,656

NET ASSETS	$473,167,151	$105,545,615	$29,381,726

COMPONENTS OF NET ASSETS
Paid-in capital	$433,211,148	$104,416,110	$28,930,811
Undistributed net investment income	2,103,876	999,616	641,651
Accumulated net realized gain	4,863,930	-	-
Net unrealized appreciation (depreciation)	32,988,197	129,889	(190,736)

NET ASSETS	$473,167,151	$105,545,615	$29,381,726

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (unlimited shares authorized)
Investor Shares	30,064,206	8,490,324	2,391,484
Institutional Shares	7,538,128	2,345,132	468,370

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $378,288,957, $82,711,100 and $24,568,231, respectively)	$12.58	$9.74	$10.27
Institutional Shares (based on net assets of $94,878,194, $22,834,515 and $4,813,495, respectively)	$12.59	$9.74	$10.28

See Notes to Financial Statements.	20

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2011

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund
INVESTMENT INCOME
Interest income	$5,668,817	$153,562	$40,273
Less: foreign taxes withheld	(55,216)	-	-

Total Investment Income	5,613,601	153,562	40,273

EXPENSES
Investment adviser fees	4,043,402	829,398	212,528
Interest expense	2,995	137	-
Distribution fees
Investor Shares	891,337	175,920	47,917
Transfer agency fees
Investor Shares	178,273	35,185	9,584
Institutional Shares	23,903	6,286	1,043

Total Expenses	5,139,910	1,046,926	271,072

NET INVESTMENT INCOME (LOSS)	473,691	(893,364)	(230,799)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,005,796	580	793
Futures	1,476,124	-	-
Foreign currency transactions	3,039,649	3,144,908	1,205,108

Net Realized Gain	11,521,569	3,145,488	1,205,901

Net change in unrealized appreciation (depreciation) on:
Investments	22,087,129	12,972	1,951
Futures	(73,790)	-	-
Foreign currency translations	59,574	(82,774)	286,569

Net Change in Unrealized Appreciation (Depreciation)	22,072,913	(69,802)	288,520

NET REALIZED AND UNREALIZED GAIN	33,594,482	3,075,686	1,494,421

INCREASE IN NET ASSETS FROM OPERATIONS	$34,068,173	$2,182,322	$1,263,622

See Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund
	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010
OPERATIONS
Net investment income (loss)	$473,691	$(480,858)
Net realized gain (loss)	11,521,569	25,838,531
Net change in unrealized appreciation (depreciation) on investments	22,072,913	14,417,963

Increase (Decrease) in Net Assets Resulting from Operations	34,068,173	39,775,636

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Investor Shares	(3,535,041)	(5,203,694)
Institutional Shares	(834,244)	-
Net realized gain on investments
Investor Shares	(3,937,681)	(2,592,556)
Institutional Shares	(524,947)	-

Total Distributions to Shareholders	(8,831,913)	(7,796,250)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	173,788,333	359,628,295
Institutional Shares	103,652,527	-
Reinvestment of distributions
Investor Shares	7,102,999	7,392,466
Institutional Shares	901,939	-
Redemption of shares
Investor Shares	(260,299,219)	(229,710,349)
Institutional Shares	(14,602,287)	-

Increase in Net Assets from Capital Share Transactions	10,544,292	137,310,412

Increase in Net Assets	35,780,552	169,289,798

NET ASSETS
Beginning of Period	437,386,599	268,096,801

End of Period (a)	$473,167,151	$437,386,599

SHARE TRANSACTIONS
Sale of shares
Investor Shares	14,540,682	30,478,240
Institutional Shares	8,676,158	-
Reinvestment of distributions
Investor Shares	602,948	618,547
Institutional Shares	75,873	-
Redemption of shares
Investor Shares	(22,311,586)	(19,586,832)
Institutional Shares	(1,213,903)	-

Increase from Capital Share Transactions	370,172	11,509,955

(a) Amount includes undistributed (distributions in excess of) net investment income	$2,103,876	$(583,819)

*	Merk Absolute Return Currency Fund commenced operations on September 9, 2009.

See Notes to Financial Statements.	22

Merk Asian Currency Fund		Merk Absolute Return Currency Fund
For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2011	For the Period Ended March 31, 2010*

$(893,364)	$(669,960)	$(230,799)	$(154,480)
3,145,488	1,525,883	1,205,901	(282,968)
(69,802)	(36,449)	288,520	(479,256)

2,182,322	819,474	1,263,622	(916,704)

(1,210,598)	(326,098)	(319,608)	-
(350,001)	-	(70,167)	-

(561)	(2,183)	(696)	-
(137)	-	(106)	-

(1,561,297)	(328,281)	(390,577)	-

48,577,021	64,007,147	18,671,361	39,686,180
25,420,662	-	5,982,410	-

1,133,691	316,832	306,871	-
346,826	-	52,975	-

(41,962,491)	(38,152,856)	(17,769,598)	(16,226,364)
(3,063,868)	-	(1,278,450)	-

30,451,841	26,171,123	5,965,569	23,459,816

31,072,866	26,662,316	6,838,614	22,543,112

74,472,749	47,810,433	22,543,112	-

$105,545,615	$74,472,749	$29,381,726	$22,543,112

5,001,552	6,643,825	1,848,264	3,960,845
2,625,028	-	591,098	-

116,467	32,986	29,939	-
35,655	-	5,168	-

(4,361,553)	(3,960,871)	(1,794,387)	(1,653,177)
(315,551)	-	(127,896)	-

3,101,598	2,715,940	552,186	2,307,668

$999,616	$308,789	$641,651	$57,126

See Notes to Financial Statements	23

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$11.75	$10.42	$12.16	$10.72	$9.95

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01	(0.01)	0.15	0.28	0.20
Net realized and unrealized gain (loss)	1.07	1.55	(1.71)	1.92	0.93	(c)

Total from Investment Operations	1.08	1.54	(1.56)	2.20	1.13

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)	(0.14)	(0.10)	(0.73)	(0.36)
Net realized gain	(0.13)	(0.07)	(0.08)	(0.03)	-	(d)

Total Distributions	(0.25)	(0.21)	(0.18)	(0.76)	(0.36)

NET ASSET VALUE, End of Year	$12.58	$11.75	$10.42	$12.16	$10.72

TOTAL RETURN	9.39%	14.70%	(13.01)%	21.02%	(11.45)%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$378,289	$437,387	$268,097	$402,816	$75,449
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%	1.31%	1.30%	1.30%
Gross expenses (e)	1.30%	1.30%	1.32%	1.31%	1.31%
Net investment income (loss)	0.09%	(0.12)%	1.36%	2.40%	1.93%
PORTFOLIO TURNOVER RATE (f)	49%	15%	27%	51%	29%

	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.81

INVESTMENT OPERATIONS
Net investment income (b)	0.05
Net realized and unrealized gain	1.01

Total from Investment Operations	1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)
Net realized gain	(0.13)

Total Distributions	(0.28)

NET ASSET VALUE, End of Period	$12.59

TOTAL RETURN	9.21% (g)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$94,878
Ratios to Average Net Assets:
Net expenses	1.05% (h)
Gross expenses (e)	1.05% (h)
Net investment income	0.35% (h)
PORTFOLIO TURNOVER RATE (f)	49%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Not annualized.
(h)	Annualized.

See Notes to Financial Statements.	24

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended March 31,			April 1, 2008 (a) through March 31, 2009
	2011		2010
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.63		$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.11)		(0.10)	0.01
Net realized and unrealized gain (loss)	0.37		0.24	(0.48)

Total from Investment Operations	0.26		0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)		(0.04)	-
Net realized gain	-	(c)	- (c)	-

Total Distributions	(0.15)		(0.04)	-

NET ASSET VALUE, End of Period	$9.74		$9.63	$9.53

TOTAL RETURN	2.74%		1.51%	(4.70)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$82,711		$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%		1.30%	1.30%	(e)
Gross expenses (f)	1.30%		1.30%	1.30%	(e)
Net investment income (loss)	(1.12)%		(1.03)%	0.16%	(e)
PORTFOLIO TURNOVER RATE (g)	0%		0%	0%	(d)

	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.63

INVESTMENT OPERATIONS
Net investment loss (b)	(0.08)
Net realized and unrealized gain	0.37

Total from Investment Operations	0.29

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.18)
Net realized gain	-	(c)

Total Distributions	(0.18)

NET ASSET VALUE, End of Period	$9.74

TOTAL RETURN	3.00%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$22,835
Ratios to Average Net Assets:
Net expenses	1.05%	(e)
Gross expenses (f)	1.05%	(e)
Net investment loss	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2011		September 9, 2009 (a) through March 31, 2010
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.77		$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.11)		(0.06)
Net realized and unrealized gain (loss)	0.75		(0.17)

Total from Investment Operations	0.64		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)		-
Net realized gain	-	(c)	-

Total Distributions	(0.14)		0.00

NET ASSET VALUE, End of Period	$10.27		$9.77

TOTAL RETURN	6.52%		(2.30)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$24,568		$22,543
Ratios to Average Net Assets:
Net expenses	1.30%		1.30%	(e)
Gross expenses (f)	1.30%		1.30%	(e)
Net investment loss	(1.11)%		(1.16)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%		0%	(d)

	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.82

INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)
Net realized and unrealized gain	0.71

Total from Investment Operations	0.62

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)
Net realized gain	-	(c)

Total Distributions	(0.16)

NET ASSET VALUE, End of Period	$10.28

TOTAL RETURN	6.33%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$4,813
Ratios to Average Net Assets:
Net expenses	1.05%	(e)
Gross expenses (f)	1.05%	(e)
Net investment loss	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	26

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

NOTE 1.  Organization

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

27

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2011, are disclosed in each Fund’s notes to the Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended March 31, 2011, the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund entered into an aggregated total notional value of $288,142,908, $723,566,743 and $2,942,418,987, respectively, of forward currency contracts. Additionally, the Merk Hard Currency Fund entered into a total value of $360,122,490 of spot currency contracts for the year ended March 31, 2011.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The Merk Hard Currency Fund entered into a total notional amount of $19,552,380 on futures contracts for the year ended March 31, 2011.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended March 31, 2011, was limited to forward currency contracts and gold futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

28

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$613,594	Unrealized loss on forward currency contracts	$(498,609)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$660,358	Unrealized loss on forward currency contracts	$(854,504)

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2011, by each Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$1,476,124	$(73,790)

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(15,949)	$ -
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$3,144,908	$(82,774)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$1,205,108	$286,569

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

29

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

As of March 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency and the Merk Asian Currency Funds’ federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service. The Merk Absolute Return Currency Fund’s federal tax return filed for the two-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Merk Funds’ class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Merk Investments, LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2011, were $116,683,318 and $73,829,237, respectively for the Merk Hard Currency Fund.

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund did not purchase or sell any investment securities (including maturities), other than short-term investments for the year ended March 31, 2011.

NOTE 5.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2011	$4,837,428	$3,994,485	$8,831,913
2010	5,203,694	2,592,556	7,796,250
Merk Asian Currency Fund
2011	1,561,297	-	1,561,297
2010	328,281	-	328,281
Merk Absolute Return Currency Fund
2011	390,577	-	390,577

30

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

As of March 31, 2011, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$2,519,188	$4,315,085	$33,121,730	$39,956,003
Merk Asian Currency Fund	1,122,251	-	7,254	1,129,505
Merk Absolute Return Currency Fund	447,505	-	3,410	450,915

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments and forward currency contracts.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2011. The following reclassifications were the result of currency gain/loss reclassifications, re-designations of distributions, and grantor trust adjustments and have no impact on the net assets of each Fund.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Merk Hard Currency Fund	$6,583,289	$(6,583,289)
Merk Asian Currency Fund	3,144,790	(3,144,790)
Merk Absolute Return Currency Fund	1,205,099	(1,205,099)

NOTE 6.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May, 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

NOTE 7.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Funds have had no such events.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Merk Hard Currency Fund for each of the years in the two-year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund as of March 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and their financial highlights for each of the years or periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2011

32

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2011

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010, through March 31, 2011.

Actual Expenses – The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares Actual	$1,000.00	$1,059.56	$6.68	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares Actual	$1,000.00	$1,061.48	$5.40	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Asian Currency Fund
Investor Shares Actual	$1,000.00	$1,015.53	$6.53	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares Actual	$1,000.00	$1,017.36	$5.28	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

33

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2011

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Absolute Return Currency Fund
Investor Shares Actual	$1,000.00	$1,039.66	$6.61	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares Actual	$1,000.00	$1,041.09	$5.34	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income.

The Merk Hard Currency Fund designates 0.04% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 100.00% of its short-term capital gain dividends as exempt from U.S. tax for foreign shareholders (QSD). The Merk Asian Currency Fund designates 5.21% of its income dividends as QII and 100.00% of its short-term capital gain dividends as QSD. The Merk Absolute Return Currency Fund designates 3.63% of its income dividends as QII and 100.00% of its short-term capital gain dividends for QSD.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

34

MERK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005 – 2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003 – 2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007 – 2009.; Associate Counsel, Investors Bank & Trust Co. 2006 – 2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005 – 2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006 – 2008.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

35

MERK HARD CURRENCY FUNDSM

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN

CURRENCY FUND®

P.O. BOX 588

PORTLAND, ME 04112

208-ANR-0311

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

H.M. Payson & Co.

ESTABLISHED 1854

ANNUAL REPORT

MARCH 31, 2011

PAYSON TOTAL RETURN FUND

TABLE OF CONTENTS                                                                                                                           MARCH 31, 2011

A Message to Our Shareholders	1
Performance Chart and Analysis	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Repoort of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. as of March 31, 2011, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk and government securities risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The Fund’s benchmark, the S&P 500® Index, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

A MESSAGE TO OUR SHAREHOLDERS

March 31, 2011

Dear Payson Total Return Fund Shareholder,

Despite our cautious forecast last year, the equity markets, provided a surprisingly strong total return for the year ending March 31, 2011, with the S&P 500 Index (the “Index”) producing a total return of 15.65%.  U.S. small cap stocks fared considerably better, while the international developed equity markets in general provided somewhat lower returns.  Interest rates trended lower still and the spreads between riskier fixed income instruments and U.S. treasuries continued to narrow, so that most fixed income asset classes produced positive returns for the year.

For the fiscal year, the Payson Total Return Fund (the “Fund”) produced a total return of 13.33%, underperforming the Index by 2.32%.  A year ago we wrote in our annual shareholder letter “Now is not the time to reach for return and definitely not the time to chase yields.  It is a time to reduce risk and be prepared to accept much lower returns until opportunities improve.  If the markets perform better than we now expect and our defensive portfolio stance turns out to be too conservative, we are confident the returns we might miss will cost our shareholders less sleep than the losses we could otherwise avoid if our outlook turns out to be correct.”  During the past year, signs that the global recovery was gaining momentum helped to allay fears of a double dip recession, providing a strong boost to equity prices.  So yes, our somewhat defensive posture in the Fund portfolio did lead to last year’s under performance relative to the Index, yet still produced a strong positive absolute return.

During the year, we maintained the sector allocation of the Fund quite similar to that of the Index.  The most significant difference was an underweighting of the technology sector that detracted slightly from the relative performance of the Fund.  More significant to the Fund’s underperformance was our security selection, which focused on companies with strong balance sheets and ample and stable cash flows.  Companies such as Medtronic (-25.0%), Hewlett-Packard (-22.3%), Microsoft (-11.4%), Johnson & Johnson (-5.8%), and Wal-Mart (-4.1%) detracted from the performance of the Fund.  Exposure to the financial sector also hurt the Fund, with State Street (-22.3%), Morgan Stanley (-22.8%), and Bank of America (-30.1%) all generating sharply negative returns.  The poorest performing stock was Genoptix (-43.8%), while BP (-29.9%) performed very poorly due to the fallout from the Gulf of Mexico disaster.

Two energy companies, Conoco Phillips (+62.2%) and Unit Corp. (+46.5%), provided the best returns to the Fund, as rising demand drove the price of oil higher throughout most of the year.  Vodafone (+46.0%) rose sharply as it significantly restructured through various asset sales, while Del Monte (+43.8%) and Lubrizol (+42.6%) provided strong returns to the Fund following announcements of their acquisitions.  Other stocks providing strong returns included Flowserve (+41.0%), Philip Morris International (+32.3%), and IBM (+29.5%).

While trailing the Index over the previous twelve months, we are pleased to report that the Fund has outperformed the Index for the trailing three, five and ten year periods ending March 31, 2011.

1

A MESSAGE TO OUR SHAREHOLDERS

Although we are pleased with the dramatic appreciation that the stock and bond markets have experienced over the past two years, concerns and risks to both the economic recovery and the market’s ascension remain.  For investors, these risks are heightened by the rise in asset prices that leaves both stocks and bonds at lofty valuations.  In particular, we find little to no value in fixed income instruments and will continue to avoid such investments in the Fund’s portfolio.  Generally speaking, small cap stocks and the stocks of many economically sensitive companies also appear to be trading at excessive valuations.  At the same time, we have little difficulty finding a number of companies boasting sound balance sheets and strong cash flows, whose stocks are trading at reasonable valuations.  We are confident that by continuing to focus on high quality equities and avoiding exposure to bonds, the Fund should be well positioned for positive relative returns and a potential growing stream of income.  In addition to our core domestic equity concentration, we will continue to pursue exposure to asset classes that offer enhanced return potential, growing real income, and reduced risk through greater diversification.

As always, we thank you for your continued confidence in H.M. Payson & Co.

2

PAYSON TOTAL RETURN FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.64%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Comparison of Change in Value of a $10,000 Investment
PAYSON TOTAL RETURN FUND
vs. S&P 500 INDEX

Average Annual Total Return on 03/31/11	Fund	S&P 500
One Year:	13.33%	15.65%
Five Year:	3.55%	2.62%
Ten Year:	3.36%	3.29%

Investment Value on 03/31/11
Payson Total Return Fund:	$13,920
S&P 500 Index:	$13,828

3

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

Shares	Security Description	Value
Common Stock - 95.8%
Communications - 2.8%
45,500	Vodafone Group PLC, ADR	$1,308,125

Consumer Discretionary - 10.5%
44,365	Aeropostale, Inc. (a)	1,078,957
83,000	H&R Block, Inc.	1,389,420
34,700	The McGraw-Hill Cos., Inc.	1,367,180
22,300	TJX Cos., Inc.	1,108,979
		4,944,536
Consumer Staples - 12.9%
12,450	Colgate-Palmolive Co.	1,005,462
37,150	Kraft Foods, Inc.	1,165,024
14,700	Philip Morris International, Inc.	964,761
17,000	The Procter & Gamble Co.	1,047,200
21,650	Walgreen Co.	869,031
19,595	Wal-Mart Stores, Inc.	1,019,920
		6,071,398
Energy - 6.1%
15,750	BP PLC, ADR	695,205
8,685	ConocoPhillips	693,584
14,685	Exxon Mobil Corp.	1,235,449
4,025	Unit Corp. (a)	249,349
		2,873,587
Financial - 14.1%
16,300	Aflac, Inc.	860,314
18,720	American Express Co.	846,144
67,386	Annaly Capital Management, Inc. REIT	1,175,885
10,100	Berkshire Hathaway, Inc., Class B (a)	844,663
29,600	HCC Insurance Holdings, Inc.	926,776
24,600	JPMorgan Chase & Co.	1,134,060
5,400	The Goldman Sachs Group, Inc.	855,738
		6,643,580
Health Care - 12.4%
14,030	Becton Dickinson and Co.	1,117,069
19,262	Covidien PLC	1,000,468
21,000	Johnson & Johnson	1,244,250
11,000	Laboratory Corp. of America Holdings (a)	1,013,430
71,000	Pfizer, Inc.	1,442,010
		5,817,227
Industrials - 10.3%
4,000	Flowserve Corp.	515,200
17,045	General Dynamics Corp.	1,304,965

Shares	Security Description	Value
Industrials (continued)
17,900	ITT Corp.	$1,074,895
10,448	Parker Hannafin Corp.	989,217
11,000	United Technologies Corp.	931,150
		4,815,427

Materials - 2.6%
40,400	Owens-Illinois, Inc. (a)	1,219,676

Technology - 24.1%
2,800	Apple, Inc. (a)	975,660
51,000	Comtech Telecommunications Corp.	1,386,180
25,562	Harris Corp.	1,267,875
27,900	Hewlett-Packard Co.	1,143,063
4,262	IBM	695,005
65,500	Intel Corp.	1,321,135
53,162	Microsoft Corp.	1,348,188
36,500	Oracle Corp.	1,218,005
33,072	Texas Instruments, Inc.	1,142,968
39,748	The Western Union Co.	825,566
		11,323,645

Total Common Stock (Cost $38,084,987)		45,017,201
Investment Companies - 3.4%
42,021	ProShares UltraShort 20+ Year Treasury (a) (cost $1,454,275)	1,573,266

Total Investments - 99.2% (Cost $39,539,262)*		$46,590,467
Other Assets & Liabilities, Net – 0.8%		394,786
Net Assets – 100.0%		$46,985,253

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

* Cost for federal income tax purposes is $39,539,262 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,399,634
Gross Unrealized Depreciation	(348,429)
Net Unrealized Appreciation	$7,051,205

See Notes to Financial Statements.          4

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stock
Communications	$1,308,125	$-	$-	$1,308,125
Consumer Discretionary	4,944,536	-	-	4,944,536
Consumer Staples	6,071,398	-	-	6,071,398
Energy	2,873,587	-	-	2,873,587
Financial	6,643,580	-	-	6,643,580
Health Care	5,817,227	-	-	5,817,227
Industrials	4,815,427	-	-	4,815,427
Materials	1,219,676	-	-	1,219,676
Technology	11,323,645	-	-	11,323,645
Investment Companies	1,573,266	-	-	1,573,266
	$46,590,467	$-	$-	$46,590,467

PORTFOLIO HOLDINGS
% of Total Investments

Communications	2.8%
Consumer Discretionary	10.6%
Consumer Staples	13.0%
Energy	6.2%
Financial	14.3%
Health Care	12.5%
Industrials	10.3%
Materials	2.6%
Technology	24.3%
Investment Companies	3.4%
100.0%

See Notes to Financial Statements.          5

PAYSON TOTAL RETURN FUND
STATMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

ASSETS
Total investments, at value (Cost $39,539,262)	$46,590,467
Cash	1,019,702
Receivables:
Fund shares sold	216,300
Dividends and interest	81,478
Prepaid expenses	7,200
Total Assets	47,915,147

LIABILITIES
Payables:
Investment securities purchased	701,548
Distributions payable	162,422
Accrued Liabilities:
Investment adviser fees	23,578
Trustees’ fees and expenses	16
Fund service fees	12,631
Compliance services fees	2,083
Other expenses	27,616
Total Liabilities	929,894

NET ASSETS	$46,985,253

COMPONENTS OF NET ASSETS
Paid-in capital	$37,255,563
Distributions in excess of net investment income	(10,113)
Accumulated net realized gain	2,688,598
Net unrealized appreciation	7,051,205
NET ASSETS	$46,985,253
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,356,080
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.00

See Notes to Financial Statements           6

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME
Dividend income	$938,012
Interest income	11,068
Total Investment Income	949,080

EXPENSES
Investment adviser fees	241,348
Fund service fees	152,388
Custodian fees	4,952
Registration fees	10,675
Professional fees	56,085
Trustees' fees and expenses	1,297
Compliance services fees	27,983
Miscellaneous expenses	24,368
Total Expenses	519,096
Fees waived and expenses reimbursed	(3,111)
Net Expenses	515,985

NET INVESTMENT INCOME	433,095

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,886,053
Net change in unrealized appreciation (depreciation) on investments	194,894
NET REALIZED AND UNREALIZED GAIN	5,080,947
INCREASE IN NET ASSETS FROM OPERATIONS	$5,514,042

See Notes to Financial Statements.          7

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2011	2010
OPERATIONS
Net investment income	$433,095	$231,552
Net realized gain	4,886,053	4,150,660
Net change in unrealized appreciation (depreciation)	194,894	7,937,846
Increase in Net Assets Resulting from Operations	5,514,042	12,320,058

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(433,068)	(217,865)
Total Distributions to Shareholders	(433,068)	(217,865)

CAPITAL SHARE TRANSACTIONS
Sale of shares	10,707,254	12,021,589
Reinvestment of distributions	162,833	85,298
Redemption of shares	(6,573,744)	(2,612,598)
Increase in Net Assets from Capital Share Transactions	4,296,343	9,494,289
Increase in Net Assets	9,377,317	21,596,482

NET ASSETS
Beginning of Year	37,607,936	16,011,454
End of Year (Including line (a))	$46,985,253	$37,607,936

SHARE TRANSACTIONS
Sale of shares	852,430	1,140,764
Reinvestment of distributions	12,668	7,056
Redemption of shares	(523,490)	(243,050)
Increase in Shares	341,608	904,770

(a) Distributions in excess of net investment income.	$(10,113)	$(32)

See Notes to Financial Statements.          8

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, Beginning of Year	$12.48	$7.59	$12.48	$13.57	$12.88
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.09	0.10	0.11	0.07
Net realized and unrealized gain (loss)	1.52	4.87	(4.82)	(0.76)	0.96
Total from Investment Operations	1.65	4.96	(4.72)	(0.65)	1.03
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	(0.07)	(0.10)	(0.12)	(0.06)
Net realized gain	—	—	(0.07)	(0.32)	(0.28)
Total Distributions to Shareholders	(0.13)	(0.07)	(0.17)	(0.44)	(0.34)
NET ASSET VALUE, End of Year	$14.00	$12.48	$7.59	$12.48	$13.57
TOTAL RETURN	13.33%	65.44%	(38.05)%	(5.06)%	7.98%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$46,985	$37,608	$16,011	$27,577	$30,376
Ratios to Average Net Assets:
Net investment income	1.08%	0.83%	0.94%	0.80%	0.54%
Net expense	1.28%	1.59%	1.77%	1.46%	1.36%
Gross expense (b)	1.29%	1.61%	1.78%	1.46%	1.85%
PORTFOLIO TURNOVER RATE	72%	79%	109%	57%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.          9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

10

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of March 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

Certain fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2011, fees waived were $3,111.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2011, were as follows:

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$32,791,879	$28,763,616	$—	$443

12

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2011	2010
Ordinary Income	$377,321	$131,653

As of March 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$415,150
Undistributed Long-Term Gain	2,425,757
Unrealized Appreciation	7,051,205
Other Temporary Differences	(162,422)
Total	$9,729,690

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2011. The following reclassification was the result of Real Estate Investment Trust distribution reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(10,108)
Undistributed Net Realized Gain (Loss)	10,108

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the years in the two year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 25, 2011

14

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.  The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010, through March 31, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line  in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2010	March 31, 2011	Period*	Ratio*
Actual	$1,000.00	$1,175.47	$6.78	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.70	$6.29	1.25%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 96.49% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Fund also designates 0.29% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders.  The following table provides information about each Trustee and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated.  Each Trustee oversees twenty portfolios in the Trust.  Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.

16

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Independent Trustees - continued
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

17

ITEM 2. CODE OF ETHICS.
(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

  (e)        Not applicable.

  (f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,000 in 2010 and $171,000 in 2011.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2010 and $0 in 2011.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $28,000 in 2010 and $28,000 in 2011.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010 and $0 in 2011.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                       Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date       May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date        May 31, 2011

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date       May 31, 2011